UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2017 through October 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Global High
                        Yield Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2018
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PGHYX
                        Class C     PGYCX
                        Class Y     GHYYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          43

Notes to Financial Statements                                                 50

Report of Independent Registered Public Accounting Firm                       68

Additional Information                                                        70

Approval of Investment Management Agreement                                   72

Trustees, Officers and Service Providers                                      77


                     Pioneer Global High Yield Fund | Annual Report | 10/31/18 1

President's Letter

Despite economic news that has remained generally positive throughout 2018, market volatility has increased significantly this year compared with 2017. October was a particularly poor month for both U.S. and global equity markets, as every major stock market index finished the month in negative territory. Results have been more mixed on the fixed-income side, with rising interest rates pushing down most year-to-date returns.

On the economic front, U.S. gross domestic product (GDP) growth exceeded 4% in the second quarter of 2018 and topped 3% once again in the third quarter. The low unemployment rate has continued, with initial jobless claims recently hitting a multi-decade low and consumer and small-business confidence also achieving levels not seen in many years.

Despite the good economic news, and even though wages have been rising, inflation expectations have not risen significantly. For its part, the U.S. Federal Reserve System (the Fed) has continued with its tightening of monetary policy by raising interest rates three times in 2018, while moving forward with the tapering of its balance sheet, a process which began in October 2017.

The greater market volatility this year as compared to last year has been driven by several factors. The aforementioned rising interest rates have been one reason, while the uncertainty surrounding U.S. trade policy has, at times, also led to unsettled markets. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and in recent months investors have grappled with various issues on the international front, including questions surrounding the United Kingdom's Brexit negotiations, concerns about the budgetary policies of the populist Italian government, and the potential impact of Turkey's economic challenges on European banks. Moreover, while trade tensions between the U.S. and Europe have moderated, questions about the future of the U.S./China trade relationship remain unresolved, and any major fracture in that relationship could have a negative impact on China's economy and, by extension, on its Asian trade partners.

With regard to our market outlook, over the medium term, we believe the fundamental investment case for U.S. equities remains in place, with support from the fairly positive economic backdrop and with an additional lift potentially coming from the investment side as U.S. businesses consider increasing capital expenditures. We do believe market volatility will persist and, therefore, careful selection of investment themes, sector allocations, and individual stocks will be increasingly relevant to overall performance, as the

2 Pioneer Global High Yield Fund | Annual Report | 10/31/18 maturity of the economic and market cycles could eventually become headwinds. We believe a focus on owning shares of quality companies trading at reasonable prices is key to navigating the current equity-market phase.

In fixed income, we have taken a more cautious approach across our core portfolios with regard to credit-sensitive debt such as corporate bonds, favoring quality and liquidity. As interest rates have risen, we find that short- and intermediate-term U.S. Treasuries have become more attractive, and that agency mortgage-backed securities (MBS) and high-quality, non-agency MBS now also offer lower downside risk. In general, we think structured sectors (such as asset-backed securities and MBS) are more attractive than corporate sectors.

We believe this year's market fluctuations as well as increased risk factors within the global economy have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/18 3

Portfolio Management Discussion | 10/31/18

In the following interview, Andrew Feltus discusses the market environment and the performance of Pioneer Global High Yield Fund during the 12-month period ended October 31, 2018. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer") is lead manager of the Fund, which is co-managed by Kenneth J. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the 12-month period ended October 31, 2018?

A Pioneer Global High Yield Fund's Class A shares returned -1.78% at net asset value during the 12-month period ended October 31, 2018, while the Fund's benchmarks, the Bloomberg Barclays Global High Yield Index (the Bloomberg Barclays Index) and the ICE Bank of America Merrill Lynch (BofA
     ML) U.S. High Yield Index, returned -1.92% and 0.86%, respectively. During the same period, the average return of the 697 mutual funds in Morningstar's High Yield Bond Funds category was 0.45%.

Q Could you please describe the market environment for global high-yield investors during the 12-month period ended October 31, 2018?

A The interest-rate environment provided a headwind for bond investors in general over the period. With inflation approaching its 2% target, the U.S. Federal Reserve (the Fed) implemented four incremental hikes in its benchmark overnight lending rate over the 12 months, increasing the upper target range for the federal funds rate to 2.25%. U.S. Treasury yields rose across the curve for the period.

     Entering the period, credit-oriented areas of the bond market - or securities susceptible to default risk rather than interest-rate risk - continued to receive support from positive global economic data. The U.S. economy posted gross domestic product (GDP) growth in the 3% range over the final three quarters of 2017, against a backdrop of robust corporate earnings and arguably full employment. The economies of Europe and Japan were comfortably in positive territory over that same period as well, while China continued to report growth in the 7% range. Credit-market sentiment received an additional boost as 2017 drew to a close with the passage of a U.S. tax package that included a lowering of the corporate tax rate and a window during which companies were permitted to accelerate the expensing of capital investments.

4 Pioneer Global High Yield Fund | Annual Report | 10/31/18

     While risk-oriented markets opened 2018 with a positive tenor, volatility would soon come to the forefront. In January, U.S. employment data surprised to the upside, leading the market to revise inflation expectations higher while also raising concerns that the Fed would accelerate the pace of its expected rate hikes. While sentiment about inflation stabilized fairly quickly, the markets received another jolt in March as the Trump administration announced its intention to impose tariffs on steel and aluminum as well as a wide range of imports from China. The announcement raised the prospect of a trade war - with the potential to undermine global economic growth - even as leading indicators in Europe suggested that the rate of growth had peaked. The Trump administration's escalating trade rhetoric and continued threats of tariffs on a range of products from various global trading partners would lead to bouts of market volatility over the remainder of the period.

     April 2018 saw Treasury yields embark on another upward swing in the wake of the release of the Fed's March meeting minutes, which pointed toward a consensus among committee members that U.S. inflation was safely headed toward its target and that there was perhaps room to raise the federal funds rate more rapidly than previously expected. The ongoing climb in crude oil prices, which broke through the $50-per-barrel trading range in late 2017, fueled additional anxiety about inflation and interest rates among investors, while also promising to largely offset the benefit to consumers from lower individual U.S. tax rates. The firming outlook for higher U.S. interest rates led to a significant weakening in the bonds and currencies of some of the less fundamentally sound emerging markets issuers, with Turkey and Argentina feeling the most significant effects. The euro also declined meaningfully versus the U.S. dollar (USD) during the period, as slowing regional economic growth (in contrast to accelerating growth in the United States) prompted the European Central Bank (ECB) to maintain its zero-interest-rate policy and put its potential tightening cycle on hold into 2019.

     Prices of U.S. high-yield securities were supported over the 12-month period by a continued low default rate relative to historical averages. In addition, notably lower new-issue supply relative to the same period a year earlier helped pricing and served as a counterweight against the negative effects of outflows from high-yield mutual funds. Within the high-yield market, lower-rated issues outperformed higher-rated credits over the 12 months.

     As the period drew to a close in October, however, U.S. high-yield bonds came under pressure alongside the sharpest one-month decline for the Standard & Poor's 500 Index since September 2011. Investor sentiment for riskier assets in October had to contend with an underwhelming start to the

                     Pioneer Global High Yield Fund | Annual Report | 10/31/18 5 third-quarter corporate earnings season, especially with respect to technology companies; further deterioration in U.S.-China trade relations; softening economic growth overseas; Italy's budget crisis; and geopolitical uncertainty.

Q What were the principal factors that influenced the Fund's benchmark-relative performance during the 12-month period ended October 31, 2018?

A A cautious stance in the portfolio with respect to the emerging markets aided the Fund's returns relative to the Bloomberg Barclays Index during the period. As the emerging markets asset class struggled during April and May on concerns about rising Treasury yields and USD strength, we further trimmed the Fund's emerging markets exposure, rather than increasing it due to the weakness. In particular, we reduced portfolio exposure to non-USD-denominated debt. The move proved to be beneficial for the Fund's relative returns as emerging markets currencies headed lower and performance for the asset class continued to weaken. In addition, the Fund's underweighting of sovereign issues relative to corporates within the emerging markets helped relative performance, as sovereign prices were more negatively affected by rising interest rates. With regard to country allocation, the Fund's limited exposure to Turkey, which experienced a currency crisis, and its overweight to Brazil, which elected a president viewed as pro-growth, helped benchmark-relative returns. In terms of currency allocations, the portfolio's tactically long exposure to the Egyptian pound proved beneficial for benchmark-relative results.

     While the Fund's emerging markets positioning was a positive contributor to overall benchmark-relative performance, a portfolio position in the debt of Russian aluminum producer RUSAL was among the larger individual detractors from relative returns over the 12 months, as the threat of U.S. sanctions against Russia weighed heavily on the bond price. We continue to view RUSAL as a relatively defensive holding, given the company's strong competitive position, low debt, and cash-rich balance sheet, and so we have maintained the Fund's position. In fact, the bond price has recovered much of the lost ground, as the implementation of sanctions has been delayed several times. With that said, the situation remains unresolved.

     Another positive contributor to the Fund's benchmark-relative results during the period was a portfolio underweight to Europe, as a weakening euro relative to the USD weighed on returns for that market. In addition, European high-yield bonds underperformed U.S. high yield, due to low coupons, slowing economic growth, and the volatile political situation in Italy. Despite the outperformance of the portfolio's underweight to Europe,

6 Pioneer Global High Yield Fund | Annual Report | 10/31/18 however, two of the biggest individual detractors from the Fund's benchmark-relative returns during the period were positions in German value-fashion retailer Takko, and Greece-based gaming company Intralot.

     In the U.S., as credit spreads have tightened and the high-yield segment has outperformed in recent years, we have moved the Fund's portfolio to a more conservative stance in the high-yield corporate market, underweighting more speculative bonds in the "CCC" quality range. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities). The move to a more conservative U.S. corporate stance proved to be a constraint on the Fund's benchmark-relative performance over the 12-month period, as lower-rated U.S. high-yield issues outperformed against a backdrop of low default rates.

     With regard to individual high-yield issues in the portfolio, Bausch HealthCare (formerly known as Valeant Pharmaceuticals) was a leading positive contributor to the Fund's relative returns for the period. Bausch's bond prices improved as the company began to take steps to reduce its debt, while moving to what we believe is a more sustainable business model. Exposure to U.S. wireline companies also aided the Fund's relative performance. In particular, a position in Frontier Communications, a leading consolidator of legacy landline services, contributed positively. A position in Windstream Holdings was another outperformer for the Fund, although to a lesser degree, due to uncertainty concerning an investor law suit seeking to reverse the spin-off of Windstream's network assets into a separate publicly-traded real estate investment trust (REIT). We expect Windstream to be successful in defending the suit, however, and so we have maintained the Fund's position.

     The Fund's overweighting of global energy-related issues benefited benchmark-relative performance during the 12 months, as the segment was bolstered by the strength in crude oil prices seen over much of the period. In that vein, the Fund's exposure to Canadian oil sands firm MEG Energy contributed positively to relative returns. The bond price rose when MEG was the subject of a buyout offer, which was rejected. On the other hand, a Fund position in Argentina's state-controlled energy company YPF acted as a drag on relative returns, as the peso plunged and spread-widening for the country's sovereign debt had a negative effect on that market.

     Finally, modest out-of-benchmark portfolio positions in leveraged bank loans and insurance-linked securities (ILS), including so-called "cat bonds," made positive contributions to the Fund's benchmark-relative performance. ILS are issued by insurers seeking to mitigate the cost of post-disaster

                     Pioneer Global High Yield Fund | Annual Report | 10/31/18 7 claims payouts. We like the floating-rate features of both bank loans and ILS in a rising-rate environment, as well as their relative lack of correlation with traditional fixed-income instruments.

Q Did the Fund have any investments in derivative securities during the 12-month period ended October 31, 2018?

A Yes, we invested in some credit-default swaps to manage the portfolio's exposure to the high-yield corporate sector during periods of asset flows into or out of the Fund. The swaps had a slight positive influence on the Fund's results. Currency forwards used to manage currency risk in the portfolio were a small positive contributor as well, as the euro declined relative to the USD over the 12-month period. We also used options on currencies to hedge currency risk in the portfolio, which was another slightly positive performance contributor.

Q Did the Fund's distributions* to shareholders change during the 12-month period ended October 31, 2018?

A The Fund's distributions declined during the 12-month period as high-yield bonds outperformed other sectors and credit spreads compressed. Essentially, as high-yield bond prices rose, their yields declined. In addition, newer portfolio holdings usually paid lower yields than older debt that had been issued when market rates were higher.

Q    What is your investment outlook?

A We have been somewhat cautious with respect to U.S. high-yield corporates, although the reversal seen as the Fund's annual reporting period drew to a close has served to improve the relative value of the market segment. The yields on offer are attractive, and we find the fundamental outlook constructive given our baseline scenario of continued U.S. economic strength over the next few quarters. In addition, the composition of the high-yield market is healthy, with most issuance in the "BB" range and limited issuance in support of leveraged buyouts. At the same time, market volatility is expected to increase as the Fed continues to normalize its benchmark federal funds rate.

     European high-yield valuations appear to be at about average levels relative to their U.S. counterparts. The quality profile of the European market is somewhat higher than for U.S. high yield, but weakness in the euro and slow economic growth in the region has weighed on investor sentiment. If, as expected, the ECB feels it has room to raise rates in 2019, that would help support the euro and improve the attractiveness of European bonds. While

*    Distributions are not guaranteed.

8 Pioneer Global High Yield Fund | Annual Report | 10/31/18 the emerging markets have been battered recently, we view valuations as having essentially returned to being in-line with historical averages, and have maintained the Fund's underweight to that market segment, given the risks associated with higher U.S. interest rates and USD strength.

     In broad terms, the portfolio is overweight the U.S. market, while we have maintained a conservative stance within high-yield corporates and moderate exposure to floating-rate issues in the form of bank loans and ILS. Conversely, the Fund is slightly underweight to Europe and meaningfully underweight the emerging markets, with a focus on corporates that are less interest-rate sensitive relative to sovereigns within the latter segment.

     We continue to take a measured approach when it comes to adding credit risk to the portfolio. In addition, we are maintaining a meaningfully below-benchmark duration in order to position the Fund to take advantage of any rise in market interest rates, or a widening of credit spreads that results in valuation opportunities. (Duration is measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Please refer to the Schedule of Investments on pages 18-42 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/18 9

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc. for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Global High Yield Fund | Annual Report | 10/31/18

Portfolio Summary | 10/31/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            78.8%
Foreign Government Bonds                                                    6.8%
Insurance-Linked Securities                                                 5.1%
Senior Secured Floating Rate Loan Interests                                 3.3%
Convertible Corporate Bonds                                                 1.6%
Convertible Preferred Stocks                                                1.2%
Collateralized Mortgage Obligations                                         1.2%
U.S. Government and Agency Obligations                                      1.1%
Common Stocks                                                               0.6%
Currency Put Options Purchased                                              0.2%
Asset Backed Security                                                       0.1%
Rights/Warrants                                                             0.0%+
Call Option Purchased                                                       0.0%

+    Amount rounds to less than 0.1%.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage total investments based on country of domicile)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              50.2%
Luxembourg                                                                  7.8%
Bermuda                                                                     5.1%
Netherlands                                                                 4.8%
Argentina                                                                   3.8%
Mexico                                                                      2.5%
France                                                                      2.4%
United Kingdom                                                              2.2%
Cayman Islands                                                              1.8%
Canada                                                                      1.5%
Brazil                                                                      1.4%
Ireland                                                                     1.4%
Turkey                                                                      1.2%
Uruguay                                                                     1.0%
Nigeria                                                                     1.0%
Other (individually less than 1%)                                          11.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1.   Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%, 6/1/22       1.23%
--------------------------------------------------------------------------------
 2.   Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                        1.10
--------------------------------------------------------------------------------
 3.   Petrobras Global Finance BV, 5.299%, 1/27/25                         1.04
--------------------------------------------------------------------------------
 4.   eDreams ODIGEO SA, 5.5%, 9/1/23 (144A)                               0.99
--------------------------------------------------------------------------------
 5.   Platin 1426 GmbH, 5.375%, 6/15/23 (144A)                             0.95
--------------------------------------------------------------------------------
 6.   Sprint Corp., 7.25%, 9/15/21                                         0.94
--------------------------------------------------------------------------------
 7.   YPF SA, 6.95%, 7/21/27 (144A)                                        0.93
--------------------------------------------------------------------------------
 8.   Valeant Pharmaceuticals International, Inc., 4.5%, 5/15/23           0.90
--------------------------------------------------------------------------------
 9.   Rossini S.a.r.l., 6.75%, 10/30/25 (144A)                             0.84
--------------------------------------------------------------------------------
10.   Frontier Communications Corp., 8.75%, 4/15/22                        0.83
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 11

Prices and Distributions | 10/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                   10/31/18                     10/31/17
--------------------------------------------------------------------------------
           A                      $8.51                        $9.12
--------------------------------------------------------------------------------
           C                      $8.49                        $9.09
--------------------------------------------------------------------------------
           Y                      $8.36                        $8.95
--------------------------------------------------------------------------------

Distributions per Share: 11/1/17-10/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Short-Term        Long-Term        Tax Return
         Class      Dividends    Capital Gains    Capital Gains      of Capital
--------------------------------------------------------------------------------
           A        $0.4530         $--              $--               $--
--------------------------------------------------------------------------------
           C        $0.3882         $--              $--               $--
--------------------------------------------------------------------------------
           Y        $0.4684         $--              $--               $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 13-15.

12 Pioneer Global High Yield Fund | Annual Report | 10/31/18

Performance Update | 10/31/18                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------
                                                         BBG             ICE
                                                         Barclays        BofA
                      Net              Public            Global          ML U.S.
                      Asset            Offering          High            High
                      Value            Price             Yield           Yield
Period                (NAV)            (POP)             Index           Index
--------------------------------------------------------------------------------
10 years               8.93%           8.43%             11.29%          11.16%
5 years                2.37            1.44               3.95            4.69
1 year                -1.78           -6.20              -1.92            0.86
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      1.18%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Global   Bloomberg Barclays   ICE BofA
                      High Yield       Global High          ML U.S. High
                      Fund             Yield Index          Yield Index
10/08                 $ 9,550          $10,000              $10,000
10/09                 $13,710          $15,521              $14,879
10/10                 $16,612          $18,541              $17,745
10/11                 $16,694          $19,188              $18,599
10/12                 $18,678          $21,947              $21,050
10/13                 $19,978          $24,021              $22,908
10/14                 $20,666          $25,114              $24,248
10/15                 $19,351          $24,599              $23,751
10/16                 $20,732          $27,017              $26,165
10/17                 $22,873          $29,729              $28,557
10/18                 $22,465          $29,158              $28,803


Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charge been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 13

Performance Update | 10/31/18                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------
                                                         BBG             ICE
                                                         Barclays        BofA
                                                         Global          ML U.S.
                                                         High            High
                      If               If                Yield           Yield
Period                Held             Redeemed          Index           Index
--------------------------------------------------------------------------------
10 years              8.18%            8.18%             11.29%          11.16%
5 years               1.62             1.62               3.95            4.69
1 year               -2.39            -2.39              -1.92            0.86
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      1.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Global   Bloomberg Barclays   ICE BofA
                      High Yield       Global High          ML U.S. High
                      Fund             Yield Index          Yield Index
10/08                 $10,000          $10,000              $10,000
10/09                 $14,256          $15,521              $14,879
10/10                 $17,169          $18,541              $17,745
10/11                 $17,147          $19,188              $18,599
10/12                 $19,062          $21,947              $21,050
10/13                 $20,250          $24,021              $22,908
10/14                 $20,746          $25,114              $24,248
10/15                 $19,303          $24,599              $23,751
10/16                 $20,538          $27,017              $26,165
10/17                 $22,481          $29,729              $28,557
10/18                 $21,943          $29,158              $28,803

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global High Yield Fund | Annual Report | 10/31/18

Performance Update | 10/31/18                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------
                                       BBG               ICE
                                       Barclays          BofA
                      Net              Global            ML U.S.
                      Asset            High              High
                      Value            Yield             Yield
Period                (NAV)            Index             Index
--------------------------------------------------------------------------------
10 years              9.20%             11.29%           11.16%
5 years               2.60              3.95             4.69
1 year               -1.41             -1.92             0.86
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      0.91%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Global   Bloomberg Barclays   ICE BofA
                      High Yield       Global High          ML U.S. High
                      Fund             Yield Index          Yield Index
10/08                 $ 5,000,000      $ 5,000,000          $ 5,000,000
10/09                 $ 7,188,801      $ 7,760,533          $ 7,439,557
10/10                 $ 8,723,329      $ 9,270,489          $ 8,872,338
10/11                 $ 8,797,069      $ 9,593,850          $ 9,299,372
10/12                 $ 9,883,503      $10,973,337          $10,525,070
10/13                 $10,602,383      $12,010,384          $11,454,114
10/14                 $10,965,710      $12,557,241          $12,124,214
10/15                 $10,299,423      $12,299,317          $11,875,469
10/16                 $11,055,425      $13,508,370          $13,082,563
10/17                 $12,227,957      $14,864,504          $14,278,411
10/18                 $12,055,201      $14,578,873          $14,401,617

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2018, through October 31, 2018.

--------------------------------------------------------------------------------
Share Class                                 A              C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00       $1,000.00      $1,000.00
Value on 5/1/18
--------------------------------------------------------------------------------
Ending Account Value (after expenses)   $1,027.73       $  977.96      $  983.25
on 10/31/18
--------------------------------------------------------------------------------
Expenses Paid During Period*            $   5.98        $    9.47      $    4.60
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.90%, and 0.92% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Global High Yield Fund | Annual Report | 10/31/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2018, through October 31, 2018.

--------------------------------------------------------------------------------
Share Class                                 A               C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00       $1,000.00      $1,000.00
Value on 5/1/18
--------------------------------------------------------------------------------
Ending Account Value (after expenses)   $1,019.31       $1,015.63      $1,020.57
on 10/31/18
--------------------------------------------------------------------------------
Expenses Paid During Period*            $    5.96       $    9.65      $    4.69
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.90%, and 0.92% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 17

Schedule of Investments | 10/31/18

-------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            UNAFFILIATED ISSUERS -- 98.6%
                            COMMON STOCKS -- 0.6% of Net Assets
                            CAPITAL GOODS -- 0.0%+
                            Construction & Engineering -- 0.0%+
         6,013,974(a)       Abengoa SA, Class B                                                $       24,496
                                                                                               --------------
                            Total Capital Goods                                                $       24,496
-------------------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.0%+
                            Homebuilding -- 0.0%+
         1,443,476(a)       Desarrolladora Homex SAB de CV                                     $       16,366
                                                                                               --------------
                            Total Consumer Durables & Apparel                                  $       16,366
-------------------------------------------------------------------------------------------------------------
                            ENERGY -- 0.6%
                            Oil & Gas Exploration & Production -- 0.6%
         5,735,146(a)^      Ascent CNR Corp., Class A                                          $    1,233,056
            74,262(a)       Frontera Energy Corp.                                                     967,634
             1,071(a)       Midstates Petroleum Co., Inc.                                               7,722
                                                                                               --------------
                            Total Energy                                                       $    2,208,412
-------------------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.0%+
                            Forest Products -- 0.0%+
           459,481(a)       Emerald Plantation Holdings, Ltd.                                  $       41,353
                                                                                               --------------
                            Total Materials                                                    $       41,353
-------------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.0%+
                            Application Software -- 0.0%+
                87(a)       Avaya Holdings Corp.                                               $        1,429
                                                                                               --------------
                            Total Software & Services                                          $        1,429
-------------------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCKS
                            (Cost $11,921,843)                                                 $    2,292,056
-------------------------------------------------------------------------------------------------------------
                            CONVERTIBLE PREFERRED STOCKS --
                            1.2% of Net Assets
                            BANKS -- 1.2%
                            Diversified Banks -- 1.2%
             1,704(b)       Bank of America Corp., 7.25%                                       $    2,166,295
             1,850(b)       Wells Fargo & Co., 7.5%                                                 2,353,182
                                                                                               --------------
                            Total Banks                                                        $    4,519,477
-------------------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE PREFERRED STOCKS
                            (Cost $4,445,787)                                                  $    4,519,477
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            ASSET BACKED SECURITY -- 0.1% of Net Assets
                            BANKS -- 0.1%
                            Thrifts & Mortgage Finance -- 0.1%
           450,000          InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                            11/15/46 (144A)                                                    $      445,504
                                                                                               --------------
                            Total Banks                                                        $      445,504
-------------------------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITY
                            (Cost $450,000)                                                    $      445,504
-------------------------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE OBLIGATIONS --
                            1.2% of Net Assets
                            BANKS -- 1.1%
                            Thrifts & Mortgage Finance -- 1.1%
           630,000(c)       BAMLL Commercial Mortgage Securities Trust, Series
                            2016-FR14, Class C, 1.361%, 2/27/48 (144A)                         $      576,450
           350,000(c)       COBALT CMBS Commercial Mortgage Trust, Series 2007-C2,
                            Class C, 5.646%, 4/15/47                                                  344,313
         1,000,000(c)       COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                            Class B, 5.82%, 5/15/46                                                   996,576
           280,000(c)       COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                            Class C, 5.82%, 5/15/46                                                   211,276
           750,000(d)       Commercial Mortgage Trust, Series 2014-FL5, Class D,
                            6.28% (1 Month USD LIBOR + 400 bps), 10/15/31 (144A)                      730,505
           750,000(c)       Morgan Stanley Bank of America Merrill Lynch Trust, Series
                            2014-C17, Class D, 4.703%, 8/15/47 (144A)                                 674,563
           425,000(c)       Wells Fargo Commercial Mortgage Trust, Series 2014-LC18,
                            Class D, 3.957%, 12/15/47 (144A)                                          373,655
           100,000(c)       WFRBS Commercial Mortgage Trust, Series 2011-C4,
                            Class E, 5.231%, 6/15/44 (144A)                                            95,891
                                                                                               --------------
                            Total Banks                                                        $    4,003,229
-------------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.1%
                            Diversified Capital Markets -- 0.1%
           400,000(c)       JP Morgan Chase Commercial Mortgage Securities Trust,
                            Series 2013-LC11, Class D, 4.163%, 4/15/46                         $      348,933
                                                                                               --------------
                            Total Diversified Financials                                       $      348,933
-------------------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $4,234,928)                                                  $    4,352,162
-------------------------------------------------------------------------------------------------------------
                            CONVERTIBLE CORPORATE BONDS --
                            1.6% of Net Assets
                            ENERGY -- 0.4%
                            Oil & Gas Storage & Transportation -- 0.4%
         1,375,000          Golar LNG, Ltd., 2.75%, 2/15/22                                    $    1,408,687
                                                                                               --------------
                            Total Energy                                                       $    1,408,687
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 19

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                            Health Care Equipment -- 0.3%
           907,000          Wright Medical Group, Inc., 1.625%, 6/15/23 (144A)                 $      917,762
                                                                                               --------------
                            Total Health Care Equipment & Services                             $      917,762
-------------------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.2%
                            Construction Materials -- 0.2%
           850,000          Cemex SAB de CV, 3.72%, 3/15/20                                    $      835,024
-------------------------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- 0.0%+
IDR 11,178,198,000^         PT Bakrie & Brothers Tbk, 0.0% 12/30/99                            $      114,705
                                                                                               --------------
                            Total Materials                                                    $      949,729
-------------------------------------------------------------------------------------------------------------
                            MEDIA & ENTERTAINMENT -- 0.2%
                            Cable & Satellite -- 0.2%
           898,000          DISH Network Corp., 2.375%, 3/15/24                                $      753,447
                                                                                               --------------
                            Total Media & Entertainment                                        $      753,447
-------------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 0.5%
                            Biotechnology -- 0.3%
           503,000          Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                       $      460,245
         1,020,000          Insmed, Inc., 1.75%, 1/15/25                                              767,459
                                                                                               --------------
                                                                                               $    1,227,704
-------------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 0.2%
           700,000          Medicines Co., 2.75%, 7/15/23                                      $      590,461
                                                                                               --------------
                            Total Pharmaceuticals, Biotechnology & Life Sciences               $    1,818,165
-------------------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE CORPORATE BONDS
                            (Cost $6,983,690)                                                  $    5,847,790
-------------------------------------------------------------------------------------------------------------
                            CORPORATE BONDS -- 77.4% of Net Assets
                            AUTOMOBILES & COMPONENTS -- 0.7%
                            Auto Parts & Equipment -- 0.4%
EUR      1,520,000          Garrett LX I S.a.r.l./Garrett Borrowing LLC, 5.125%,
                            10/15/26 (144A)                                                    $    1,590,819
-------------------------------------------------------------------------------------------------------------
                            Automobile Manufacturers -- 0.3%
EUR        919,000          LKQ European Holdings BV, 4.125%, 4/1/28 (144A)                    $    1,012,757
                                                                                               --------------
                            Total Automobiles & Components                                     $    2,603,576
-------------------------------------------------------------------------------------------------------------
                            BANKS -- 6.0%
                            Diversified Banks -- 4.9%
         1,150,000          Akbank TAS, 5.125%, 3/31/25                                        $      983,970
         2,000,000(b)(c)    Alfa Bank AO Via Alfa Bond Issuance Plc, 8.0% (5 Year USD
                            Swap Rate + 666 bps)                                                    1,865,592
ARS      8,000,000(d)       Banco de la Ciudad de Buenos Aires, 0.0% (BADLARPP +
                            399 bps), 12/5/22                                                         167,131
         1,175,000(b)(c)    Banco do Brasil SA, 9.0% (5 Year CMT Index + 636 bps)                   1,216,125
         2,200,000(b)(c)    Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                    2,194,940

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            Diversified Banks (continued)
         1,385,000(b)(c)    BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                            631 bps) (144A)                                                    $    1,438,669
         2,635,000(b)(c)    ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                     2,504,568
         1,910,000(b)(c)    Lloyds Banking Group Plc, 7.5% (5 Year USD Swap
                            Rate + 450 bps)                                                         1,919,550
         1,325,000          QNB Finansbank AS, 4.875%, 5/19/22 (144A)                               1,223,714
         1,773,000(b)(c)    Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                            Swap Rate + 572 bps)                                                    1,829,514
           750,000          Sberbank of Russia Via SB Capital SA, 5.25%,
                            5/23/23 (144A)                                                            737,550
         1,840,000(b)(c)    Societe Generale SA, 7.375% (5 Year USD Swap Rate +
                            624 bps) (144A)                                                         1,865,300
             9,000(c)       Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD Swap
                            Rate + 585 bps), 11/1/27 (144A)                                             6,975
                                                                                               --------------
                                                                                               $   17,953,598
-------------------------------------------------------------------------------------------------------------
                            Supranational -- 0.2%
           290,000          Banque Ouest Africaine de Developpement, 5.0%,
                            7/27/27 (144A)                                                     $      274,775
ARS     16,270,000(e)       European Bank for Reconstruction & Development, 2/1/19                    399,721
                                                                                               --------------
                                                                                               $      674,496
-------------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- 0.9%
         2,615,000          Financiera Independencia SAB de CV SOFOM ENR, 8.0%,
                            7/19/24 (144A)                                                     $    2,288,151
         1,122,000          Provident Funding Associates LP/PFG Finance Corp.,
                            6.375%, 6/15/25 (144A)                                                  1,105,170
                                                                                               --------------
                                                                                               $    3,393,321
                                                                                               --------------
                            Total Banks                                                        $   22,021,415
-------------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 3.0%
                            Agricultural & Farm Machinery -- 0.2%
           733,000          Titan International, Inc., 6.5%, 11/30/23                          $      683,523
-------------------------------------------------------------------------------------------------------------
                            Construction & Farm Machinery & Heavy Trucks -- 0.2%
EUR        705,000          Loxam SAS, 6.0%, 4/15/25 (144A)                                    $      842,836
-------------------------------------------------------------------------------------------------------------
                            Electrical Components & Equipment -- 0.4%
           455,000          Anixter, Inc., 6.0%, 12/1/25 (144A)                                $      456,137
           765,000          Exterran Energy Solutions LP/EES Finance Corp.,
                            8.125%, 5/1/25                                                            770,738
                                                                                               --------------
                                                                                               $    1,226,875
-------------------------------------------------------------------------------------------------------------
                            Heavy Electrical Equipment -- 0.9%
EUR      3,117,000          Platin 1426 GmbH, 5.375%, 6/15/23 (144A)                           $    3,416,519
-------------------------------------------------------------------------------------------------------------
                            Industrial Conglomerates -- 0.1%
           405,000          Park-Ohio Industries, Inc., 6.625%, 4/15/27                        $      401,963
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 21

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 0.7%
EUR      1,450,000          Colfax Corp., 3.25%, 5/15/25 (144A)                                $    1,640,848
           951,000          EnPro Industries, Inc., 5.75%, 10/15/26 (144A)                            939,398
                                                                                               --------------
                                                                                               $    2,580,246
-------------------------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- 0.5%
EUR      1,355,000          Avis Budget Finance Plc, 4.75%, 1/30/26 (144A)                     $    1,487,121
           460,000          United Rentals North America, Inc., 6.5%, 12/15/26                        465,056
                                                                                               --------------
                                                                                               $    1,952,177
                                                                                               --------------
                            Total Capital Goods                                                $   11,104,139
-------------------------------------------------------------------------------------------------------------
                            COMMERCIAL & PROFESSIONAL SERVICES -- 0.8%
                            Diversified Support Services -- 0.3%
EUR      1,200,000          Novafives SAS, 5.0%, 6/15/25 (144A)                                $    1,235,543
-------------------------------------------------------------------------------------------------------------
                            Environmental & Facilities Services -- 0.5%
           957,000          Covanta Holding Corp., 6.0%, 1/1/27                                $      923,505
         1,081,000          Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                            1,097,215
                                                                                               --------------
                                                                                               $    2,020,720
                                                                                               --------------
                            Total Commercial & Professional Services                           $    3,256,263
-------------------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 2.6%
                            Homebuilding -- 2.5%
         1,000,000          Beazer Homes USA, Inc., 5.875%, 10/15/27                           $      807,500
         1,984,000          Beazer Homes USA, Inc., 6.75%, 3/15/25                                  1,740,960
           895,000          KB Home, 7.0%, 12/15/21                                                   928,562
         2,079,000          Lennar Corp., 4.75%, 11/15/22                                           2,058,626
         1,050,000          Meritage Homes Corp., 6.0%, 6/1/25                                      1,021,125
         1,625,000          Taylor Morrison Communities, Inc./Taylor Morrison
                            Holdings II, Inc., 5.875%, 4/15/23 (144A)                               1,604,688
         1,150,000          TRI Pointe Group, Inc., 5.25%, 6/1/27                                     981,812
                                                                                               --------------
                                                                                               $    9,143,273
-------------------------------------------------------------------------------------------------------------
                            Textiles -- 0.1%
           669,000          Grupo Kaltex SA de CV, 8.875%, 4/11/22 (144A)                      $      526,343
                                                                                               --------------
                            Total Consumer Durables & Apparel                                  $    9,669,616
-------------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 4.8%
                            Casinos & Gaming -- 3.4%
EUR      1,870,000          Codere Finance 2 Luxembourg SA, 6.75%, 11/1/21 (144A)              $    1,994,216
         1,330,000          Codere Finance 2 Luxembourg SA, 7.625%, 11/1/21 (144A)                  1,217,748
           619,000          Eldorado Resorts, Inc., 6.0%, 9/15/26 (144A)                              606,249
           902,000          Enterprise Development Authority, 12.0%, 7/15/24 (144A)                   859,155
           575,000          International Game Technology Plc, 6.25%, 1/15/27 (144A)                  564,219
EUR      2,125,000          Intralot Capital Luxembourg SA, 5.25%, 9/15/24 (144A)                   1,857,052
EUR      1,175,000          LHMC Finco S.a.r.l., 6.25%, 12/20/23 (144A)                             1,373,326
EUR      1,124,000          Scientific Games International, Inc., 3.375%,
                            2/15/26 (144A)                                                          1,177,259

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            Casinos & Gaming (continued)
EUR      1,312,000          Scientific Games International, Inc., 5.5%, 2/15/26 (144A)         $    1,280,571
         1,481,000          Scientific Games International, Inc., 10.0%, 12/1/22                    1,547,645
                                                                                               --------------
                                                                                               $   12,477,440
-------------------------------------------------------------------------------------------------------------
                            Hotels, Resorts & Cruise Lines -- 0.7%
           515,000          Grupo Posadas SAB de CV, 7.875%, 6/30/22 (144A)                    $      523,369
         2,027,000          Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                            1,920,582
                                                                                               --------------
                                                                                               $    2,443,951
-------------------------------------------------------------------------------------------------------------
                            Restaurants -- 0.4%
         1,370,000          Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                         $    1,407,675
-------------------------------------------------------------------------------------------------------------
                            Specialized Consumer Services -- 0.3%
         1,350,000          Aegea Finance S.a.r.l., 5.75%, 10/10/24 (144A)                     $    1,299,388
                                                                                               --------------
                            Total Consumer Services                                            $   17,628,454
-------------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 6.1%
                            Asset Management & Custody Banks -- 0.6%
         2,144,000          Banco BTG Pactual SA, 5.5%, 1/31/23 (144A)                         $    2,068,981
-------------------------------------------------------------------------------------------------------------
                            Consumer Finance -- 0.7%
           921,000          Alpha Holding SA de CV, 10.0%, 12/19/22 (144A)                     $      764,209
         1,925,000          Credito Real SAB de CV SOFOM ER, 7.25%,
                            7/20/23 (144A)                                                          1,920,187
                                                                                               --------------
                                                                                               $    2,684,396
-------------------------------------------------------------------------------------------------------------
                            Diversified Capital Markets -- 2.1%
         1,500,000          Avation Capital SA, 6.5%, 5/15/21 (144A)                           $    1,503,750
           759,000(b)(c)    Credit Suisse Group AG, 7.125% (5 Year USD Swap
                            Rate + 511 bps)                                                           770,385
         2,230,000          Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                         2,062,750
         1,565,000          Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                           1,447,625
         1,800,000          Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
                            6.375%, 12/15/22 (144A)                                                 1,824,750
                                                                                               --------------
                                                                                               $    7,609,260
-------------------------------------------------------------------------------------------------------------
                            Specialized Finance -- 2.7%
           990,000          BlueLine Rental Finance Corp./BlueLine Rental LLC,
                            9.25%, 3/15/24 (144A)                                              $    1,033,312
         1,500,000          Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                           1,555,712
         1,185,000          Nationstar Mortgage LLC/Nationstar Capital Corp.,
                            6.5%, 7/1/21                                                            1,184,372
         4,500,000          Nationstar Mortgage LLC/Nationstar Capital Corp.,
                            6.5%, 6/1/22                                                            4,455,000
         1,900,000          Nova Austral SA, 8.25%, 5/26/21 (144A)                                  1,788,765
                                                                                               --------------
                                                                                               $   10,017,161
                                                                                               --------------
                            Total Diversified Financials                                       $   22,379,798
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 23

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            ENERGY -- 14.4%
                            Integrated Oil & Gas -- 2.7%
           289,000          Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
                            10.0%, 4/1/22 (144A)                                               $      318,261
         1,135,000          Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                       1,106,625
         3,925,000          Petrobras Global Finance BV, 5.299%, 1/27/25                            3,743,469
         1,100,000          Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%,
                            8/14/19 (144A)                                                          1,026,850
         3,975,000          YPF SA, 6.95%, 7/21/27 (144A)                                           3,359,670
ARS     22,125,000          YPF SA, 16.5%, 5/9/22 (144A)                                              383,646
                                                                                               --------------
                                                                                               $    9,938,521
-------------------------------------------------------------------------------------------------------------
                            Oil & Gas Drilling -- 1.3%
         2,070,000          Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)               $    2,075,175
         1,590,000          Transocean, Inc., 7.25%, 11/1/25 (144A)                                 1,546,275
         1,023,000          Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                         1,023,000
                                                                                               --------------
                                                                                               $    4,644,450
-------------------------------------------------------------------------------------------------------------
                            Oil & Gas Equipment & Services -- 1.1%
         1,117,000          Archrock Partners LP/Archrock Partners Finance Corp.,
                            6.0%, 4/1/21                                                       $    1,105,830
         1,000,000          Archrock Partners LP/Archrock Partners Finance Corp.,
                            6.0%, 10/1/22                                                             990,000
           402,000          Calfrac Holdings LP, 8.5%, 6/15/26 (144A)                                 361,800
           778,000          FTS International, Inc., 6.25%, 5/1/22                                    742,017
           505,000          SESI LLC, 7.75%, 9/15/24                                                  496,162
           585,000          Weatherford International LLC, 9.875%, 3/1/25 (144A)                      460,688
                                                                                               --------------
                                                                                               $    4,156,497
-------------------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 5.4%
         1,110,000          Chaparral Energy, Inc., 8.75%, 7/15/23 (144A)                      $    1,064,601
           167,000          Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                            174,431
           901,000          Covey Park Energy LLC/Covey Park Finance Corp., 7.5%,
                            5/15/25 (144A)                                                            885,232
           850,000          Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                        796,875
         1,380,000          Great Western Petroleum LLC/Great Western Finance Corp.,
                            9.0%, 9/30/21 (144A)                                                    1,311,000
         1,055,000          Gulfport Energy Corp., 6.0%, 10/15/24                                     986,425
           212,000          Halcon Resources Corp., 6.75%, 2/15/25                                    192,920
         1,040,000          Hilcorp Energy I LP/Hilcorp Finance Co., 5.0%,
                            12/1/24 (144A)                                                            981,500
         1,460,000          MEG Energy Corp., 7.0%, 3/31/24 (144A)                                  1,434,450
         2,165,000          Nostrum Oil & Gas Finance BV, 7.0%, 2/16/25 (144A)                      1,742,825
         1,965,000          Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                      1,685,498
         1,434,000          Oasis Petroleum, Inc., 6.875%, 3/15/22                                  1,442,963
           320,000          Parsley Energy LLC/Parsley Finance Corp., 5.25%,
                            8/15/25 (144A)                                                            309,200

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production (continued)
         1,460,000          Parsley Energy LLC/Parsley Finance Corp., 5.375%,
                            1/15/25 (144A)                                                     $    1,430,800
           250,000          Parsley Energy LLC/Parsley Finance Corp., 6.25%,
                            6/1/24 (144A)                                                             256,875
         2,727,000          Sanchez Energy Corp., 6.125%, 1/15/23                                   1,008,990
           615,000          Sanchez Energy Corp., 7.25%, 2/15/23 (144A)                               563,494
         1,873,000          SEPLAT Petroleum Development Co. Plc, 9.25%,
                            4/1/23 (144A)                                                           1,896,787
           150,000          SM Energy Co., 6.125%, 11/15/22                                           151,875
           945,000          SM Energy Co., 6.75%, 9/15/26                                             947,363
           810,000          SRC Energy, Inc., 6.25%, 12/1/25                                          754,313
                                                                                               --------------
                                                                                               $   20,018,417
-------------------------------------------------------------------------------------------------------------
                            Oil & Gas Refining & Marketing -- 0.6%
         1,290,000          Calumet Specialty Products Partners LP/Calumet Finance
                            Corp., 6.5%, 4/15/21                                               $    1,238,400
           528,421(d)       EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                            8.016% (3 Month USD LIBOR + 563 bps), 9/24/19                             527,100
           415,000          PBF Holding Co., LLC/PBF Finance Corp., 7.0%, 11/15/23                    429,069
                                                                                               --------------
                                                                                               $    2,194,569
-------------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 3.3%
            52,000          American Midstream Partners LP/American Midstream
                            Finance Corp., 9.5%, 12/15/21 (144A)                               $       50,960
         1,233,000          Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27                   1,208,340
           955,000          Cheniere Energy Partners LP, 5.25%, 10/1/25                               937,094
         1,500,000          Delek Logistics Partners LP, 6.75%, 5/15/25                             1,485,000
           868,000          Energy Transfer Equity LP, 5.5%, 6/1/27                                   882,365
         1,085,000          Energy Transfer Equity LP, 5.875%, 1/15/24                              1,140,606
         1,110,000          Genesis Energy LP/Genesis Energy Finance Corp.,
                            6.25%, 5/15/26                                                          1,001,775
         1,395,000          Genesis Energy LP/Genesis Energy Finance Corp.,
                            6.5%, 10/1/25                                                           1,286,887
         1,820,000          Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                     1,813,175
         1,000,000(d)       Golar LNG Partners LP, 8.564% (3 Month USD LIBOR +
                            625 bps), 5/18/21 (144A)                                                1,002,507
         1,350,000          Targa Resources Partners LP/Targa Resources Partners
                            Finance Corp., 4.25%, 11/15/23                                          1,294,718
                                                                                               --------------
                                                                                               $   12,103,427
                                                                                               --------------
                            Total Energy                                                       $   53,055,881
-------------------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 0.3%
                            Food Retail -- 0.3%
         1,285,000          C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                  $    1,240,025
                                                                                               --------------
                            Total Food & Staples Retailing                                     $    1,240,025
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 25

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 4.0%
                            Packaged Foods & Meats -- 3.8%
           735,000(f)       CFG Investment SAC, 9.75%, 7/30/19 (144A)                          $      769,912
           700,000          JBS Investments GmbH, 7.25%, 4/3/24 (144A)                                706,650
           275,000          JBS Investments II GmbH, 7.0%, 1/15/26 (144A)                             271,562
         2,135,000          JBS USA LUX SA/JBS USA Finance, Inc., 5.75%,
                            6/15/25 (144A)                                                          2,049,600
         2,350,000          JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                            2/15/28 (144A)                                                          2,264,813
         4,591,000          Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                           3,969,838
         1,560,000          Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                             1,441,050
         2,075,000          Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                            2,059,438
           484,000          Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                             438,020
                                                                                               --------------
                                                                                               $   13,970,883
-------------------------------------------------------------------------------------------------------------
                            Tobacco -- 0.2%
           535,000          Alliance One International, Inc., 8.5%, 4/15/21 (144A)             $      549,712
                                                                                               --------------
                            Total Food, Beverage & Tobacco                                     $   14,520,595
-------------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                            Health Care Facilities -- 1.0%
           495,000          CHS/Community Health Systems, Inc., 6.25%, 3/31/23                 $      455,251
         1,887,000          Rede D'or Finance S.a.r.l., 4.95%, 1/17/28 (144A)                       1,668,599
         1,430,000          Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                       1,233,375
           155,000          Universal Hospital Services, Inc., 7.625%, 8/15/20                        155,194
                                                                                               --------------
                                                                                               $    3,512,419
-------------------------------------------------------------------------------------------------------------
                            Managed Health Care -- 0.5%
         1,050,000          Centene Corp., 5.625%, 2/15/21                                     $    1,065,750
           755,000          WellCare Health Plans, Inc., 5.25%, 4/1/25                                753,112
                                                                                               --------------
                                                                                               $    1,818,862
                                                                                               --------------
                            Total Health Care Equipment & Services                             $    5,331,281
-------------------------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                            Household Cleaning Supplies -- 0.4%
EUR      1,400,000          Diamond BC BV, 5.625%, 8/15/25 (144A)                              $    1,489,787
                                                                                               --------------
                            Total Household & Personal Products                                $    1,489,787
-------------------------------------------------------------------------------------------------------------
                            MATERIALS -- 8.0%
                            Aluminum -- 0.8%
           900,000          Novelis Corp., 5.875%, 9/30/26 (144A)                              $      848,250
           375,000          Rusal Capital, DAC, 4.85%, 2/1/23 (144A)                                  255,000
         2,650,000          Rusal Capital, DAC, 5.125%, 2/2/22 (144A)                               1,802,000
                                                                                               --------------
                                                                                               $    2,905,250
-------------------------------------------------------------------------------------------------------------
                            Commodity Chemicals -- 0.1%
           603,000          Hexion, Inc., 6.625%, 4/15/20                                      $      533,655
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            Construction Materials -- 0.3%
EUR      1,090,000          Cemex SAB de CV, 2.75%, 12/5/24 (144A)                             $    1,201,240
-------------------------------------------------------------------------------------------------------------
                            Diversified Chemicals -- 1.4%
         1,275,000          Braskem Netherlands Finance BV, 4.5%, 1/10/28 (144A)               $    1,184,475
EUR      1,335,000          Kraton Polymers LLC/Kraton Polymers Capital Corp.,
                            5.25%, 5/15/26 (144A)                                                   1,457,619
         2,750,000          Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%,
                            4/30/26 (144A)                                                          2,567,812
                                                                                               --------------
                                                                                               $    5,209,906
-------------------------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- 1.6%
           810,000          Ausdrill Finance Pty, Ltd., 6.875%, 11/1/19 (144A)                 $      810,000
           931,000          Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                              926,345
            80,000          Nexa Resources SA, 5.375%, 5/4/27 (144A)                                   77,801
         1,218,000          Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                            4/1/25 (144A)                                                           1,227,135
           500,000          Vedanta Resources Plc, 6.375%, 7/30/22 (144A)                             467,750
         2,045,000          Vedanta Resources Plc, 8.25%, 6/7/21 (144A)                             2,078,742
                                                                                               --------------
                                                                                               $    5,587,773
-------------------------------------------------------------------------------------------------------------
                            Fertilizers & Agricultural Chemicals -- 0.2%
EUR        729,000          OCI NV, 5.0%, 4/15/23 (144A)                                       $      866,068
-------------------------------------------------------------------------------------------------------------
                            Forest Products -- 0.4%
         1,405,000          Eldorado Intl. Finance GmbH, 8.625%, 6/16/21 (144A)                $    1,458,741
-------------------------------------------------------------------------------------------------------------
                            Metal & Glass Containers -- 0.8%
EUR        700,000(g)       ARD Finance SA, 6.625% (7.375% PIK
                            0.0% cash), 9/15/23                                                $      786,471
EUR        410,000          Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
                            6.75%, 5/15/24 (144A)                                                     491,752
           630,000          Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
                            7.25%, 5/15/24 (144A)                                                     633,150
EUR        890,000          Crown European Holdings SA, 2.875%, 2/1/26 (144A)                         984,333
                                                                                               --------------
                                                                                               $    2,895,706
-------------------------------------------------------------------------------------------------------------
                            Paper Products -- 0.3%
         1,014,000          Schweitzer-Mauduit International, Inc., 6.875%,
                            10/1/26 (144A)                                                     $    1,026,675
-------------------------------------------------------------------------------------------------------------
                            Silver -- 0.3%
         1,040,000          Coeur Mining, Inc., 5.875%, 6/1/24                                 $      988,000
-------------------------------------------------------------------------------------------------------------
                            Steel -- 1.8%
           770,000          Commercial Metals Co., 5.375%, 7/15/27                             $      713,213
           618,000          Commercial Metals Co., 5.75%, 4/15/26 (144A)                              593,280
         2,848,000          Metinvest BV, 7.75%, 4/23/23 (144A)                                     2,734,080

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 27

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            Steel (continued)
           670,000          SunCoke Energy Partners LP/SunCoke Energy Partners
                            Finance Corp., 7.5%, 6/15/25 (144A)                                $      681,725
         2,142,000          United States Steel Corp., 6.25%, 3/15/26                               2,018,835
                                                                                               --------------
                                                                                               $    6,741,133
                                                                                               --------------
                            Total Materials                                                    $   29,414,147
-------------------------------------------------------------------------------------------------------------
                            MEDIA & ENTERTAINMENT -- 3.3%
                            Advertising -- 0.5%
         2,420,000          MDC Partners, Inc., 6.5%, 5/1/24 (144A)                            $    1,984,400
-------------------------------------------------------------------------------------------------------------
                            Broadcasting -- 0.2%
           650,000          Sinclair Television Group, Inc., 5.875%, 3/15/26 (144A)            $      619,125
-------------------------------------------------------------------------------------------------------------
                            Cable & Satellite -- 2.0%
           320,000          Altice Financing SA, 6.625%, 2/15/23 (144A)                        $      316,736
         1,000,000          Altice France SA, 6.25%, 5/15/24 (144A)                                   958,750
         1,047,000          Altice France SA, 8.125%, 2/1/27 (144A)                                 1,036,530
         1,900,000          CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%,
                            5/1/27 (144A)                                                           1,788,375
           575,000          CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                    552,000
         1,000,000          Videotron, Ltd., 5.375%, 6/15/24 (144A)                                   998,750
EUR      1,600,000          Ziggo Secured Finance BV, 4.25%, 1/15/27 (144A)                         1,792,154
                                                                                               --------------
                                                                                               $    7,443,295
-------------------------------------------------------------------------------------------------------------
                            Internet Media -- 0.3%
           979,000          Netflix, Inc., 4.375%, 11/15/26                                    $      899,456
-------------------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 0.3%
GBP        900,000          AMC Entertainment Holdings, Inc., 6.375%, 11/15/24                 $    1,149,389
                                                                                               --------------
                            Total Media & Entertainment                                        $   12,095,665
-------------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 3.1%
                            Pharmaceuticals -- 3.1%
         2,271,000          Endo Finance LLC/Endo Finco, Inc., 5.375%,
                            1/15/23 (144A)                                                     $    1,936,028
           750,000          Horizon Pharma, Inc., 6.625%, 5/1/23                                      755,625
EUR      2,630,000          Rossini S.a.r.l., 6.75%, 10/30/25 (144A)                                3,027,788
EUR      2,975,000          Valeant Pharmaceuticals International, Inc., 4.5%, 5/15/23              3,256,801
         1,062,000          Valeant Pharmaceuticals International, Inc., 5.875%,
                            5/15/23 (144A)                                                          1,012,883
           565,000          Valeant Pharmaceuticals International, Inc., 6.5%,
                            3/15/22 (144A)                                                            584,775
           755,000          Valeant Pharmaceuticals International, Inc., 7.0%,
                            3/15/24 (144A)                                                            790,628
                                                                                               --------------
                            Total Pharmaceuticals, Biotechnology & Life Sciences               $   11,364,528
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                                Value
-------------------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 0.9%
                            Specialized REIT -- 0.9%
EUR      1,140,000          Equinix, Inc., 2.875%, 2/1/26                                      $    1,257,607
         1,970,000          Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
                            6.0%, 4/15/23 (144A)                                                    1,891,200
                                                                                               --------------
                            Total Real Estate                                                  $    3,148,807
-------------------------------------------------------------------------------------------------------------
                            RETAILING -- 1.9%
                            Department Stores -- 0.7%
EUR      1,060,000          El Corte Ingles SA, 3.0%, 3/15/24 (144A)                           $    1,204,993
           525,000          JC Penney Corp., Inc., 5.875%, 7/1/23 (144A)                              454,125
EUR      1,025,000          Takko Lux 2 SCA, 5.375%, 11/15/23 (144A)                                  843,708
                                                                                               --------------
                                                                                               $    2,502,826
-------------------------------------------------------------------------------------------------------------
                            Internet & Direct Marketing Retail -- 1.0%
EUR      3,165,000          eDreams ODIGEO SA, 5.5%, 9/1/23 (144A)                             $    3,589,992
-------------------------------------------------------------------------------------------------------------
                            Specialty Stores -- 0.2%
         1,217,000          PetSmart, Inc., 5.875%, 6/1/25 (144A)                              $      949,260
                                                                                               --------------
                            Total Retailing                                                    $    7,042,078
-------------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 2.5%
                            Data Processing & Outsourced Services -- 1.9%
EUR      1,250,000          Alliance Data Systems Corp., 4.5%, 3/15/22 (144A)                  $    1,432,000
         1,765,000          Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)                     1,795,534
         3,100,000          Cardtronics, Inc., 5.125%, 8/1/22                                       2,976,000
           860,000          Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
                            5/1/25 (144A)                                                             799,800
                                                                                               --------------
                                                                                               $    7,003,334
-------------------------------------------------------------------------------------------------------------
                            IT Consulting & Other Services -- 0.6%
         1,149,000          Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                   $    1,080,060
           979,000          Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                              981,448
                                                                                               --------------
                                                                                               $    2,061,508
                                                                                               --------------
                            Total Software & Services                                          $    9,064,842
-------------------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 1.4%
                            Electronic Components -- 1.4%
EUR      1,505,000          Belden, Inc., 2.875%, 9/15/25 (144A)                               $    1,664,416
EUR        815,000          Belden, Inc., 3.375%, 7/15/27 (144A)                                      885,210
EUR      2,250,000          Belden, Inc., 3.875%, 3/15/28 (144A)                                    2,459,207
                                                                                               --------------
                            Total Technology Hardware & Equipment                              $    5,008,833
-------------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 5.3%
                            Wireless Telecommunication Services -- 3.2%
           600,000          Altice Finco SA, 8.125%, 1/15/24 (144A)                            $      589,500
         2,820,000          Digicel, Ltd., 6.0%, 4/15/21 (144A)                                     2,559,150
         2,425,000          MTN Mauritius Investment, Ltd., 5.373%, 2/13/22 (144A)                  2,328,970
         3,235,000          Sprint Corp., 7.25%, 9/15/21                                            3,380,575

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 29

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services (continued)
           155,000          T-Mobile USA, Inc., 6.0%, 4/15/24                                  $      158,875
         2,750,000          Unison Ground Lease Funding LLC, 5.78%, 3/15/20 (144A)                  2,729,365
                                                                                               --------------
                                                                                               $   11,746,435
-------------------------------------------------------------------------------------------------------------
                            Wireline -- 2.1%
         1,267,000          CenturyLink, Inc., 5.625%, 4/1/25                                  $    1,216,320
         3,875,000          Frontier Communications Corp., 8.75%, 4/15/22                           3,012,812
           775,000          Frontier Communications Corp., 11.0%, 9/15/25                             567,688
         2,100,000          Windstream Services LLC/Windstream Finance Corp.,
                            8.625%, 10/31/25 (144A)                                                 1,963,500
         1,889,000          Windstream Services LLC/Windstream Finance Corp.,
                            8.75%, 12/15/24 (144A)                                                    916,165
                                                                                               --------------
                                                                                               $    7,676,485
                                                                                               --------------
                            Total Telecommunication Services                                   $   19,422,920
-------------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 2.3%
                            Air Freight & Logistics -- 1.2%
         2,645,000          Hidrovias International Finance S.a.r.l., 5.95%,
                            1/24/25 (144A)                                                     $    2,453,238
MXN     19,000,000          Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                            6/10/28 (144A)                                                            875,716
           920,000          Rumo Luxembourg S.a.r.l., 7.375%, 2/9/24 (144A)                           952,200
                                                                                               --------------
                                                                                               $    4,281,154
-------------------------------------------------------------------------------------------------------------
                            Airlines -- 0.6%
           758,238          Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                        $      762,029
         1,585,000          Latam Finance, Ltd., 6.875%, 4/11/24 (144A)                             1,542,998
                                                                                               --------------
                                                                                               $    2,305,027
-------------------------------------------------------------------------------------------------------------
                            Marine -- 0.5%
         1,725,000          Navios South American Logistics, Inc./Navios Logistics
                            Finance US, Inc., 7.25%, 5/1/22 (144A)                             $    1,604,250
-------------------------------------------------------------------------------------------------------------
                            Trucking -- 0.0%+
         2,905,025(f)       Inversiones Alsacia SA, 8.0%, 12/31/18 (144A)                      $       84,565
                                                                                               --------------
                            Total Transportation                                               $    8,274,996
-------------------------------------------------------------------------------------------------------------
                            UTILITIES -- 4.1%
                            Electric Utilities -- 2.0%
         1,150,000          Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)              $    1,227,855
           587,000          Clearway Energy Operating LLC, 5.75%, 10/15/25 (144A)                     578,195
           425,000(b)(c)    Electricite de France SA, 5.25% (10 Year USD Swap
                            Rate + 371 bps) (144A)                                                    411,719
         1,120,000          Genneia SA, 8.75%, 1/20/22 (144A)                                       1,041,611
         2,650,000          Light Servicos de Eletricidade SA/Light Energia SA, 7.25%,
                            5/3/23 (144A)                                                           2,583,776
         1,088,887          Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                            1,012,676
           581,000          Vistra Operations Co. LLC, 5.5%, 9/1/26 (144A)                            572,285
                                                                                               --------------
                                                                                               $    7,428,117
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                                Value
-------------------------------------------------------------------------------------------------------------
                            Gas Utilities -- 0.5%
         2,175,000          Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 6/15/23             $    1,875,938
-------------------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy Traders -- 1.1%
         2,029,000          Calpine Corp., 5.75%, 1/15/25                                      $    1,813,013
         1,100,000          Talen Energy Supply LLC, 4.6%, 12/15/21                                 1,031,250
           940,000          TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                      890,650
           393,000          TerraForm Power Operating LLC, 5.0%, 1/31/28 (144A)                       351,244
                                                                                               --------------
                                                                                               $    4,086,157
-------------------------------------------------------------------------------------------------------------
                            Pipeline -- 0.5%
           710,000          DCP Midstream Operating LP, 5.375%, 7/15/25                        $      719,975
         1,033,000          DCP Midstream Operating LP, 5.6%, 4/1/44                                  934,865
                                                                                               --------------
                                                                                               $    1,654,840
                                                                                               --------------
                            Total Utilities                                                    $   15,045,052
-------------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $304,175,047)                                                $  284,182,698
-------------------------------------------------------------------------------------------------------------
                            FOREIGN GOVERNMENT BONDS -- 6.7% of Net Assets
                            Angola -- 0.3%
         1,132,000          Angolan Government International Bond, 8.25%,
                            5/9/28 (144A)                                                      $    1,130,857
-------------------------------------------------------------------------------------------------------------
                            Argentina -- 2.1%
         1,125,000          Argentine Republic Government International Bond,
                            6.875%, 1/26/27                                                    $      936,562
         1,850,000          Argentine Republic Government International Bond,
                            7.5%, 4/22/26                                                           1,614,125
         2,250,000          Autonomous City of Buenos Aires Argentina, 7.5%,
                            6/1/27 (144A)                                                           1,966,500
           585,040          Province of Salta Argentina, 9.5%, 3/16/22 (144A)                         566,758
         1,840,000          Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (144A)                 1,407,968
         1,665,000          Provincia del Chubut Argentina, 7.75%, 7/26/26 (144A)                   1,319,846
                                                                                               --------------
                                                                                               $    7,811,759
-------------------------------------------------------------------------------------------------------------
                            Bahrain -- 0.5%
         1,880,000          Bahrain Government International Bond, 7.0%,
                            10/12/28 (144A)                                                    $    1,835,143
-------------------------------------------------------------------------------------------------------------
                            Cote D'Ivoire -- 0.2%
EUR        725,000          Ivory Coast Government International Bond, 5.125%,
                            6/15/25 (144A)                                                     $      806,602
-------------------------------------------------------------------------------------------------------------
                            Dominican Republic -- 0.3%
DOP     57,750,000          Dominican Republic International Bond, 8.9%,
                            2/15/23 (144A)                                                     $    1,141,735
-------------------------------------------------------------------------------------------------------------
                            Ecuador -- 0.2%
           560,000          Ecuador Government International Bond, 10.5%,
                            3/24/20 (144A)                                                     $      574,000
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 31

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            Kenya -- 0.3%
         1,150,000          Kenya Government International Bond, 7.25%,
                            2/28/28 (144A)                                                     $    1,084,565
-------------------------------------------------------------------------------------------------------------
                            Nigeria -- 0.5%
         1,845,000          Africa Finance Corp., 4.375%, 4/29/20 (144A)                       $    1,842,491
-------------------------------------------------------------------------------------------------------------
                            Oman -- 0.4%
         1,510,000          Oman Government International Bond, 5.375%,
                            3/8/27 (144A)                                                      $    1,421,665
-------------------------------------------------------------------------------------------------------------
                            Sri Lanka -- 0.3%
         1,175,000          Sri Lanka Government International Bond, 5.75%,
                            4/18/23 (144A)                                                     $    1,056,123
-------------------------------------------------------------------------------------------------------------
                            Turkey -- 0.6%
         2,550,000          Turkey Government International Bond, 3.25%, 3/23/23               $    2,186,625
-------------------------------------------------------------------------------------------------------------
                            Ukraine -- 0.4%
         1,375,000          Ukraine Government International Bond, 8.994%, 2/1/24              $    1,362,969
-------------------------------------------------------------------------------------------------------------
                            Uruguay -- 0.6%
UYU     38,800,000          Uruguay Government International Bond, 8.5%,
                            3/15/28 (144A)                                                     $    1,010,632
UYU     37,635,000          Uruguay Government International Bond, 9.875%,
                            6/20/22 (144A)                                                          1,128,190
                                                                                               --------------
                                                                                               $    2,138,822
-------------------------------------------------------------------------------------------------------------
                            TOTAL FOREIGN GOVERNMENT BONDS
                            (Cost $26,692,831)                                                 $   24,393,356
-------------------------------------------------------------------------------------------------------------
                            INSURANCE-LINKED SECURITIES --
                            5.0% of Net Assets(1)
                            CATASTROPHE LINKED BONDS -- 1.3%
                            Earthquakes - California -- 0.2%
           600,000(d)       Ursa Re 2017-1, 6.0% (ZERO + 600 bps), 5/27/20 (144A)              $      603,960
           250,000(d)       Ursa Re 2017-2, 5.25% (3 Month U.S. Treasury Bill +
                            525 bps), 12/10/20 (144A)                                                 251,050
                                                                                               --------------
                                                                                               $      855,010
-------------------------------------------------------------------------------------------------------------
                            Earthquakes - Mexico -- 0.1%
           250,000(d)       International Bank for Reconstruction & Development,
                            10.364% (3 Month USD LIBOR + 825 bps), 2/14/20 (144A) $                   249,420
-------------------------------------------------------------------------------------------------------------
                            Earthquakes - Peru -- 0.1%
           250,000(d)       International Bank for Reconstruction & Development,
                            8.114% (3 Month USD LIBOR + 600 bps), 2/15/21 (144A)               $      252,375
-------------------------------------------------------------------------------------------------------------
                            Multiperil - U.S. -- 0.5%
           500,000(d)       Caelus Re V, 2.83% (1 Month U.S. Treasury Bill + 50 bps),
                            6/5/20 (144A)                                                      $           50
           250,000(d)       Caelus Re V, 9.83% (3 Month U.S. Treasury Bill + 750 bps),
                            6/7/21 (144A)                                                             250,975
           500,000(d)       Kilimanjaro II Re, 11.791% (6 Month USD LIBOR +
                            949 bps), 4/20/21 (144A)                                                  503,250

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            Multiperil - U.S. (continued)
           400,000(d)       Northshore Re II 2017 A, 9.54% (3 Month U.S. Treasury
                            Bill + 721 bps), 7/6/20 (144A)                                     $      405,000
           500,000(d)       Residential Reinsurance 2016, 7.525% (3 Month U.S.
                            Treasury Bill + 520 bps), 12/6/20 (144A)                                  503,850
           250,000(d)       Tailwind Re 2017-1, 13.33% (3 Month U.S. Treasury Bill +
                            1,100 bps), 1/8/22 (144A)                                                 255,375
                                                                                               --------------
                                                                                               $    1,918,500
-------------------------------------------------------------------------------------------------------------
                            Multiperil - Worldwide -- 0.3%
           300,000(d)       Galilei Re, 7.63% (6 Month USD LIBOR + 545 bps),
                            1/8/20 (144A)                                                      $      300,990
           300,000(d)       Galilei Re, 8.71% (6 Month USD LIBOR + 653 bps),
                            1/8/20 (144A)                                                             299,940
           300,000(d)       Galilei Re, 8.73% (6 Month USD LIBOR + 653 bps),
                            1/8/21 (144A)                                                             300,510
           250,000(d)       Galilei Re, 10.59% (6 Month USD LIBOR + 841 bps),
                            1/8/20 (144A)                                                             251,525
                                                                                               --------------
                                                                                               $    1,152,965
-------------------------------------------------------------------------------------------------------------
                            Pandemic - Worldwide -- 0.1%
           250,000(d)       International Bank for Reconstruction & Development,
                            14.135% (6 Month USD LIBOR + 1,150 bps),
                            7/15/20 (144A)                                                     $      235,550
                                                                                               --------------
                            Total Catastrophe Linked Bonds                                     $    4,663,820
-------------------------------------------------------------------------------------------------------------
                            COLLATERALIZED REINSURANCE -- 1.3%
                            Earthquakes - California -- 0.1%
           400,000+(h)      Resilience Re, Variable Rate Notes, 1/8/19 (144A)                  $      400,000
-------------------------------------------------------------------------------------------------------------
                            Multiperil - U.S. -- 0.0%+
           300,000+(h)      Kingsbarns Re 2017, Variable Rate Notes, 5/15/19                   $       45,960
-------------------------------------------------------------------------------------------------------------
                            Multiperil - Worldwide -- 0.9%
           345,430+(h)      Clarendon Re 2018, Variable Rate Notes, 1/15/19                    $      300,351
           600,000+(h)      Cypress Re 2017, Variable Rate Notes, 1/10/19                             274,560
           300,442+(h)      Dartmouth Re 2018, Variable Rate Notes, 1/15/19                           244,079
           389,876+(h)      Gloucester Re 2018, Variable Rate Notes, 1/15/19                          288,859
           326,836+(h)      Kilarney Re 2018, Variable Rate Notes, 4/15/19                            310,985
           250,000+(h)      Limestone Re, Variable Rate Notes, 8/31/21                                248,025
           250,000+(h)      Limestone Re, Variable Rate Notes, 8/31/21                                248,025
           250,000+(h)      Merion Re 2018, Variable Rate Notes, 12/31/21                             244,945
           250,000+(h)      Old Head Re 2018, Variable Rate Notes, 12/31/21                           247,822
           277,770+(h)      Oyster Bay Re 2018, Variable Rate Notes, 1/15/19                          244,382
           250,000+(h)      Resilience Re, Variable Rate Notes, 4/8/19                                248,975
           400,000+(h)      Resilience Re, Variable Rate Notes, 5/1/19                                  4,000
           283,700+(h)      Seminole Re 2018, Variable Rate Notes, 1/15/19                            244,039
           276,582+(h)      Walton Health Re 2018, Variable Rate Notes, 6/15/19                       220,795
           250,000+(h)      Wentworth Re 2017, Variable Rate Notes, 7/13/19                            61,575
                                                                                               --------------
                                                                                               $    3,431,417
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 33

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            Windstorm - Florida -- 0.2%
           250,000+(h)      Formby Re 2018, Variable Rate Notes, 6/15/19                       $      256,175
            86,906+(h)      Formby Re 2018-2, Variable Rate Notes, 12/31/18                            85,003
           300,000+(h)      Portrush Re 2017, Variable Rate Notes, 6/15/19                            239,040
                                                                                               --------------
                                                                                               $      580,218
-------------------------------------------------------------------------------------------------------------
                            Windstorm - U.S. Regional -- 0.1%
           250,000+(h)      Oakmont Re 2017, Variable Rate Notes, 4/15/19                      $        2,875
           250,000+(h)      Promissum Re 2018, Variable Rate Notes, 6/15/19                           244,075
                                                                                               --------------
                                                                                               $      246,950
                                                                                               --------------
                            Total Collateralized Reinsurance                                   $    4,704,545
-------------------------------------------------------------------------------------------------------------
                            INDUSTRY LOSS WARRANTIES -- 0.2%
                            Multiperil - U.S. -- 0.2%
           300,000+(h)      Cypress Re 2018, Variable Rate Notes, 1/15/19                      $      295,743
           600,000+(h)      Pinehurst Re 2018-1, Variable Rate Notes, 1/15/19                         598,380
                                                                                               --------------
                            Total Industry Loss Warranties                                     $      894,123
-------------------------------------------------------------------------------------------------------------
                            REINSURANCE SIDECARS -- 2.2%
                            Multiperil - U.S. -- 0.4%
         3,900,000+(h)      Carnoustie Re 2015, Variable Rate Notes, 1/7/19                    $       12,480
         2,600,000+(h)      Carnoustie Re 2016, Variable Rate Notes, 11/30/20                          70,200
           800,000+(h)      Carnoustie Re 2017, Variable Rate Notes, 11/30/21                         203,360
           250,000+(h)      Carnoustie Re 2018, Variable Rate Notes, 12/31/21                         279,145
         1,000,000+(h)      Harambee Re 2018, Variable Rate Notes, 12/31/21                         1,072,700
         1,300,000+(h)      Prestwick Re 2015-1, Variable Rate Notes, 7/1/19                           22,100
                                                                                               --------------
                                                                                               $    1,659,985
-------------------------------------------------------------------------------------------------------------
                            Multiperil - Worldwide -- 1.8%
         1,300,000+(h)      Arlington Re 2015, Variable Rate Notes, 2/1/19                     $       63,180
         1,422,258+(h)      Berwick Re 2018, Variable Rate Notes, 12/31/21                          1,392,106
           250,000+(h)      Blue Lotus Re 2018, Variable Rate Notes, 12/31/21                         277,725
           150,000+(h)      Eden Re II, Variable Rate Notes, 3/22/21 (144A)                            72,690
           450,000+(h)      Eden Re II, Variable Rate Notes, 3/22/22 (144A)                           469,620
           250,000+(h)      Eden Re II, Variable Rate Notes, 3/22/22 (144A)                           261,050
         1,600,000+(h)      Gleneagles Re 2016, Variable Rate Notes, 11/30/20                          99,200
           250,000+(h)      Gleneagles Re 2018, Variable Rate Notes, 12/31/21                         273,498
           250,000+(h)      Limestone Re, Variable Rate Notes, 3/1/22                                 257,975
           450,000+(h)      Lorenz Re 2017, Variable Rate Notes, 3/31/20                               94,860
           450,000+(h)      Lorenz Re 2018, Variable Rate Notes, 7/1/21                               445,005
           490,000+(h)      Madison Re 2016, Variable Rate Notes, 3/31/19                              13,622
           300,000+(h)      Madison Re 2017, Variable Rate Notes, 12/31/19                             79,170
           250,000+(h)      Madison Re 2018, Variable Rate Notes, 12/31/21                            274,775
           600,000+(h)      Merion Re 2018-2, Variable Rate Notes, 12/31/21                           647,040
         3,900,000+(h)      Pangaea Re 2015-1, Variable Rate Notes, 1/2/22                              7,020
         3,500,000+(h)      Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                           20,300
         1,000,000+(h)      Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                            8,150

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            Multiperil - Worldwide (continued)
           300,000+(h)      Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                   $      306,390
           300,000+(h)      Pangaea Re 2018-3, Variable Rate Notes, 7/1/22                            274,380
           500,000+(h)      St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                         33,900
           521,395+(h)      St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                         51,305
           250,000+(h)      Thopas Re 2018, Variable Rates Notes, 12/31/21                            268,450
         3,000,000+(h)      Versutus Re 2016-1, Variable Rate Notes, 11/30/20                          23,100
           600,000+(h)      Versutus Re 2017-A, Variable Rate Notes, 11/30/21                          27,180
           300,000+(h)      Versutus Re 2018-A, Variable Rate Notes, 12/31/21                         316,860
           250,000+(h)      Viribus Re 2018, Variable Rate Notes, 12/31/21                            247,500
           253,645+(h)      Woburn Re 2018, Variable Rate Notes, 12/31/21                             265,389
                                                                                               --------------
                                                                                               $    6,571,440
                                                                                               --------------
                            Total Reinsurance Sidecars                                         $    8,231,425
-------------------------------------------------------------------------------------------------------------
                            TOTAL INSURANCE-LINKED SECURITIES
                            (Cost $18,344,156)                                                 $   18,493,913
-------------------------------------------------------------------------------------------------------------
                            SENIOR SECURED FLOATING RATE LOAN INTERESTS --
                            3.2% of Net Assets*(d)
                            AUTOMOBILES & COMPONENTS -- 0.0%+
                            Auto Parts & Equipment -- 0.0%+
             1,718          Allison Transmission, Inc., New Term Loan, 4.04% (LIBOR +
                            175 bps), 9/23/22                                                  $        1,728
                                                                                               --------------
                            Total Automobiles & Components                                     $        1,728
-------------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 0.2%
                            Aerospace & Defense -- 0.2%
           783,123          DynCorp International, Inc., Term Loan B2, 8.282%
                            (LIBOR + 600 bps), 7/7/20                                          $      786,060
                                                                                               --------------
                            Total Capital Goods                                                $      786,060
-------------------------------------------------------------------------------------------------------------
                            COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                            Diversified Support Services -- 0.1%
           482,007          IAP Worldwide Services, Inc., Second Lien Term Loan,
                            8.886% (LIBOR + 650 bps), 7/18/19                                  $      477,187
                                                                                               --------------
                            Total Commercial Services & Supplies                               $      477,187
-------------------------------------------------------------------------------------------------------------
                            ENERGY -- 0.7%
                            Oil & Gas Drilling -- 0.7%
         1,950,000          Gavilan Resources LLC, Second Lien Initial Term Loan,
                            8.28% (LIBOR + 600 bps), 3/1/24                                    $    1,835,438
           650,000          Traverse Midstream Partners LLC, Advance Term Loan,
                            6.6% (LIBOR + 400 bps), 9/27/24                                           655,586
                                                                                               --------------
                            Total Energy                                                       $    2,491,024
-------------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                            Health Care Services -- 0.2%
           858,594          Alliance HealthCare Services, Inc., First Lien Initial Term
                            Loan, 6.802% (LIBOR + 450 bps), 10/24/23                           $      864,497
                                                                                               --------------
                            Total Health Care Equipment & Services                             $      864,497
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 35

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                            Personal Products -- 0.5%
         2,532,985          Revlon Consumer Products Corp., Initial Term B Loan,
                            5.813% (LIBOR + 350 bps), 9/7/23                                   $    1,859,844
                                                                                               --------------
                            Total Household & Personal Products                                $    1,859,844
-------------------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.9%
                            Diversified Metals & Mining -- 0.4%
         1,396,500          Aleris International, Inc., Initial Term Loan, 7.052%
                            (LIBOR + 475 bps), 2/27/23                                         $    1,411,628
-------------------------------------------------------------------------------------------------------------
                            Steel -- 0.5%
         1,955,175          Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                            Term Loan, 4.623% (LIBOR + 225 bps), 6/14/21                       $    1,954,569
                                                                                               --------------
                            Total Materials                                                    $    3,366,197
-------------------------------------------------------------------------------------------------------------
                            RETAILING -- 0.4%
                            Department Stores -- 0.4%
         1,484,416          Neiman Marcus Group, Ltd. LLC, Other Term Loan, 5.531%
                            (LIBOR + 325 bps), 10/25/20                                        $    1,354,220
                                                                                               --------------
                            Total Retailing                                                    $    1,354,220
-------------------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.2%
                            Electric Utilities -- 0.2%
           700,031          Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                            Initial Term Loan, 4.302% (LIBOR + 200 bps), 8/4/23                $      699,300
                                                                                               --------------
                            Total Utilities                                                    $      699,300
-------------------------------------------------------------------------------------------------------------
                            TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                            (Cost $12,449,666)                                                 $   11,900,057
-------------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                            1.0% of Net Assets
         1,000,000(e)       U.S. Treasury Bills, 11/8/18                                       $      999,593
         2,810,000(e)       U.S. Treasury Bills, 11/23/18                                           2,806,306
           263,000(e)(i)    U.S. Treasury Bills, 9/30/2021                                            257,267
-------------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $4,063,143)                                                  $    4,063,166
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                            RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                            CAPITAL GOODS -- 0.0%+
                            Industrial Machinery -- 0.0%+
               747^(a)(j)   LTR Intermediate Holdings, Inc.                                    $           --
                                                                                               --------------
                            Total Capital Goods                                                $           --
-------------------------------------------------------------------------------------------------------------
                            ENERGY -- 0.0%+
                            Coal & Consumable Fuels -- 0.0%+
                61(a)(k)    Contura Energy, Inc.                                               $        2,684
-------------------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 0.0%+
             7,597(a)(l)^   Midstates Petroleum Co., Inc.                                      $           --
                                                                                               --------------
                            Total Energy                                                       $        2,684
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.0%+
                            Steel -- 0.0%+
           318,254(a)(m)    ANR, Inc.                                                          $        4,265
                                                                                               --------------
                            Total Materials                                                    $        4,265
-------------------------------------------------------------------------------------------------------------
                            TOTAL RIGHTS/WARRANTS
                            (Cost $36,833)                                                     $        6,949
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Number of                                                               Strike    Expiration
Contracts                   Description      Counterparty   Notional    Price     Date
-------------------------------------------------------------------------------------------------------------

                            OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED -- 0.0%+
           297,012(n)^      Desarrolladora   Bank of
                            Homex            New York
                            SAB de CV        Mellon Corp.   MXN --      MXN --(p) 10/23/22     $           --
           297,012(o)^      Desarrolladora   Bank of
                            Homex            New York
                            SAB de CV        Mellon Corp.   MXN --      MXN --(p) 10/23/22                 --
                                                                                               --------------
                                                                                               $           --
-------------------------------------------------------------------------------------------------------------
                            TOTAL OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED
                            (Premiums paid $0)                                                 $           --
-------------------------------------------------------------------------------------------------------------
                            CURRENCY PUT OPTIONS PURCHASED -- 0.2%
        21,795,000          Put EUR          Bank of
                            Call USD         America NA     EUR 303,808 EUR 1.15  5/27/19      $      518,329
         3,900,000          Put EUR          Bank of
                            Call USD         America NA     EUR 58,449  EUR 1.15  9/23/19             103,672
                                                                                               --------------
                                                                                               $      622,001
-------------------------------------------------------------------------------------------------------------
                            TOTAL CURRENCY PUT OPTIONS PURCHASED
                            (Premiums paid $362,257)                                           $      622,001
-------------------------------------------------------------------------------------------------------------
                            TOTAL OPTIONS PURCHASED
                            (Premiums paid $362,257)                                           $      622,001
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
-------------------------------------------------------------------------------------------------------------
                            TEMPORARY CASH INVESTMENTS -- 0.4% of Net Assets
                            REPURCHASE AGREEMENTS -- 0.4%
           370,000          $370,000 Royal Bank of Canada, 2.21%,
                            dated 10/31/18 plus accrued interest on 11/1/18
                            collateralized by $377,424 Federal National Mortgage
                            Association, 4.0%, 7/1/48                                          $      370,000
           925,000          $925,000 ScotiaBank, 2.2%, dated 10/31/18 plus
                            accrued interest on 11/1/18 collateralized by $943,558
                            Freddie Mac Giant, 3.5%, 12/1/47                                          925,000
                                                                                               --------------
                                                                                               $    1,295,000
-------------------------------------------------------------------------------------------------------------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $1,295,000)                                                  $    1,295,000
-------------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.6%
                            (Cost $395,455,180)                                                $  362,414,129
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 37

-------------------------------------------------------------------------------------------------------------
Number of                                                               Strike    Expiration
Contracts                   Description      Counterparty   Notional    Price     Date         Value
-------------------------------------------------------------------------------------------------------------
                            CURRENCY CALL OPTIONS WRITTEN -- 0.0%+
        (3,900,000)         Call EUR         Bank of
                            Put USD          America NA     EUR 58,449  EUR 1.27  9/23/19      $      (19,960)
       (21,795,000)         Call EUR         Bank of
                            Put USD          America NA     EUR 303,808 EUR 1.27  5/29/19             (29,286)
                                                                                               --------------
                                                                                               $      (49,246)
-------------------------------------------------------------------------------------------------------------
                            TOTAL CURRENCY CALL OPTIONS WRITTEN
                            (Premiums received $(362,256))                                     $      (49,246)
-------------------------------------------------------------------------------------------------------------
                            OTHER ASSETS AND LIABILITIES -- 1.4%                               $    4,938,712
-------------------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                               $  367,303,595
=============================================================================================================

(1)       Securities are restricted as to resale.

BADLARPP  Argentine Deposit Rate Badlar Private Banks 30 - 35 Days.

bps       Basis Points.

CMT       Constant Maturity Treasury Index.

LIBOR     London Interbank Offered Rate.

REIT      Real Estate Investment Trust.

ZERO      Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2018, the value of these securities amounted to $222,052,874, or 60.5% of net assets.

+         Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements --
          Note 1A.

(a)       Non-income producing security.

(b)       Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2018.

(d) Floating rate note. Coupon rate, reference index and spread shown at October 31, 2018.

(e) Security issued with a zero coupon. Income is recognized through accretion of discount.

(f)       Security is in default.

(g) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(h)       Rate to be determined.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Annual Report | 10/31/18

(i) Security pledged as collateral by the counterparty for foreign forward contracts.

(j) LTR Intermediate Holdings, Inc. warrants are exercisable into 747 shares.

(k)       Contura Energy, Inc. warrants are exercisable into 61 shares.

(l) Midstates Petroleum Co., Inc. warrants are exercisable into 7,415 shares.

(m)       ANR, Inc. warrants are exercisable into 318,254 shares.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(o) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.0 Billion.

(p)       Strike price is 1 Mexican Peso (MXN).

FORWARD FOREIGN CURRENCY CONTRACTS

--------------------------------------------------------------------------------------------
          In                                                                   Unrealized
Currency  Exchange    Currency                                   Settlement    Appreciation
Purchased for         Sold      Deliver        Counterparty      Date          (Depreciation)
--------------------------------------------------------------------------------------------
EUR          231,976  USD          (269,911)   Citibank NA       11/30/18      $    (6,857)
EUR          869,396  USD          (992,383)   Goldman Sachs     11/30/18           (6,517)
                                               International
NOK       20,938,362  EUR        (2,190,662)   JPMorgan Chase    12/3/18               459
                                               Bank NA
USD        1,513,857  EUR        (1,310,132)   JPMorgan Chase    11/30/18           28,210
                                               Bank NA
EUR        1,682,871  USD        (1,987,533)   State Street      11/30/18          (79,213)
                                               Bank & Trust Co.
NOK       20,938,362  EUR        (2,186,704)   State Street      11/1/18             7,880
                                               Bank & Trust Co.
USD          907,641  MXN       (18,273,451)   State Street      1/31/19            20,419
                                               Bank & Trust Co.
--------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                       $   (35,619)
============================================================================================

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

--------------------------------------------------------------------------------------------
              Obligation                  Annual                     Unrealized
Notional      Reference/       Pay/       Fixed  Expiration Premiums Appreciation   Market
Amount ($)(1) Index            Receive(2) Rate   Date       Paid     (Depreciation) Value
--------------------------------------------------------------------------------------------
4,238,400     Markit CDX       Receive    5.00%  12/20/20   $235,043 $21,657        $256,700
              North America
              High Yield Index
              Series 25
3,243,800     Markit CDX       Receive    5.00%  6/20/21     226,321  (8,322)        217,999
              North America
              High Yield Index
              Series 26
--------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                           $461,364 $13,335        $474,699
============================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 39

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------------
                              Obligation               Annual
Notional                      Reference/    Pay/       Fixed     Expiration  Premiums    Unrealized   Market
Amount ($)(1) Counterparty    Index         Receive(2) Rate      Date       (Received)   Appreciation Value
---------------------------------------------------------------------------------------------------------------
     650,000  Goldman Sachs   Chesapeake    Receive    5.00%     6/20/22     $ (79,625)  $ 120,406    $  40,781
              International   Energy Corp.

     415,000  Goldman Sachs   Chesapeake    Receive    5.00%     6/20/22       (50,837)     76,875       26,038
              International   Energy Corp.

   690,000    Goldman Sachs   Chesapeake    Receive    5.00%     6/20/22       (77,625)    120,915       43,290
              International   Energy Corp.
---------------------------------------------------------------------------------------------------------------
 TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS --
 SELL PROTECTION                                                             $(208,087)  $ 318,196    $ 110,109
---------------------------------------------------------------------------------------------------------------
 TOTAL SWAP CONTRACTS                                                        $ 253,277   $ 331,531    $ 584,808
===============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Receives Quarterly

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS  Argentine Peso

DOP  Dominican Republic peso

EUR  Euro

GBP  Great British Pound

IDR  Indonesian Rupiah

MXN  Mexican Peso

NOK  Norwegian Krone

UYU  Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for year ended October 31, 2018, aggregated $233,246,377 and $426,818,629, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2018, the Fund engaged in purchases of $871,626 and sales of $3,712,571 pursuant to these procedures, which resulted in a loss of $27,892.

At October 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $396,496,033 was as follows:

      Aggregate  gross unrealized appreciation for all investments
        in  which  there  is  an  excess  of value over tax cost    $  6,898,592

     Aggregate  gross unrealized depreciation for all investments
        in which there is an excess of tax cost over value           (40,737,820)
                                                                    ------------
     Net unrealized depreciation                                    $(33,839,228)
                                                                    ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Annual Report | 10/31/18

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund's investments.

--------------------------------------------------------------------------------------------
                                    Level 1      Level 2          Level 3      Total
--------------------------------------------------------------------------------------------
Common Stocks
  Energy
     Oil & Gas Exploration &
        Production                  $   975,356  $           --   $ 1,233,056  $   2,208,412
  All Other Common Stocks                83,644              --            --         83,644
Convertible Preferred Stocks          4,519,477              --            --      4,519,477
Asset Backed Security                        --         445,504            --        445,504
Collateralized Mortgage Obligations          --       4,352,162            --      4,352,162
Convertible Corporate Bonds                  --       5,847,790            --      5,847,790
Corporate Bonds                              --     284,182,698            --    284,182,698
Foreign Government Bonds                     --      24,393,356            --     24,393,356
Insurance-Linked Securities
  Collateralized Reinsurance
     Earthquakes - California                --              --       400,000        400,000
     Multiperil - U.S.                       --              --        45,960         45,960
     Multiperil - Worldwide                  --              --     3,431,417      3,431,417
     Windstorm - Florida                     --              --       580,218        580,218
     Windstorm - U.S. Regional               --              --       246,950        246,950
  Industry Loss Warranties
     Multiperil - U.S.                       --              --       894,123        894,123
  Reinsurance Sidecars
     Multiperil - U.S.                       --              --     1,659,985      1,659,985
     Multiperil - Worldwide                  --              --     6,571,440      6,571,440
  All Other Insurance-Linked
     Securities                              --       4,663,820            --      4,663,820
Senior Secured Floating Rate
  Loan Interests                             --      11,900,057            --     11,900,057
U.S. Government and
  Agency Obligations                         --       4,063,166            --      4,063,166
Rights/Warrants
  Capital Goods
     Industrial Machinery                    --              --            --*            --*
  Energy
     Oil & Gas Exploration &
        Production                           --              --            --*            --*
     All Other Rights/Warrants               --           6,949            --          6,949
Over The Counter (OTC) Call
  Options Purchased                          --              --*           --             --*
Currency Put Options Purchased               --         622,001            --        622,001
Repurchase Agreements                        --       1,295,000            --      1,295,000
--------------------------------------------------------------------------------------------
Total Investments in Securities     $ 5,578,477  $  341,772,503   $15,063,149  $ 362,414,129
============================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 41

--------------------------------------------------------------------------------------------
                                    Level 1      Level 2          Level 3      Total
--------------------------------------------------------------------------------------------
Other Financial Instruments
  Currency Call Options Written     $        --  $      (49,246)  $        --  $     (49,246)
  Net unrealized depreciation
    on forward foreign
    currency contracts                       --         (35,619)           --        (35,619)
  Swap contracts, at value                   --         584,808            --        584,808
--------------------------------------------------------------------------------------------
Total Other
  Financial Instruments             $        --  $      499,943   $        --  $     499,943
============================================================================================

* Security valued at $0.

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                   Insurance
                                    Common         Linked
                                    Stocks         Securities      Total
--------------------------------------------------------------------------------
Balance as of 10/31/17              $ 3,264,403    $ 9,573,017(a)  $  12,837,420
Realized gain (loss)(1)              (2,599,696)      (370,483)       (2,970,179)
Change in unrealized appreciation
  (depreciation)(2)                   2,823,668       (525,125)        2,298,543
Accrued discounts/premiums                   --         (1,088)           (1,088)
Purchases                                    --     11,373,363        11,373,363
Sales                                (2,255,319)    (6,219,591)       (8,474,910)
Transfers in to Level 3*                     --             --                --
Transfers out of Level 3*                    --             --                --
--------------------------------------------------------------------------------
Balance as of 10/31/18              $ 1,233,056    $13,830,093      $ 15,063,149
================================================================================

(a) Securities were classified as Corporate Bonds on the October 31, 2017 financial statements.

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended October 31, 2018, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of Level 3
     investments still held and considered Level 3 at October 31, 2018:           $ (228,259)
                                                                                  ----------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Annual Report | 10/31/18

Statement of Assets and Liabilities | 10/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $395,455,180)        $ 362,414,129
  Foreign currencies, at value (cost $1,712,574)                               1,669,204
  Swap contracts, at value (net premiums paid $253,277)                          584,808
  Swaps collateral                                                               421,000
  Variation margin for centrally cleared swap contracts                            8,684
  Receivables --
     Investment securities sold                                                3,432,017
     Fund shares sold                                                            302,842
     Interest                                                                  5,467,032
  Other assets                                                                    31,615
-----------------------------------------------------------------------------------------
          Total assets                                                     $ 374,331,331
=========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                      $   3,994,876
      Fund shares repurchased                                                  1,138,396
      Distributions                                                              195,768
      Trustees' fees                                                               2,727
   Due to custodian                                                              562,043
   Due to broker for forward collateral                                          257,267
   Due to broker for swap contracts                                              475,094
   Net unrealized depreciation on forward foreign currency contracts              35,619
   Written options outstanding (net premiums received $(362,256))                 49,246
   Due to affiliates                                                              49,431
   Accrued expenses                                                              267,269
-----------------------------------------------------------------------------------------
          Total liabilities                                                $   7,027,736
=========================================================================================
NET ASSETS:
  Paid-in capital                                                          $ 670,775,458
  Distributable earnings (loss)                                             (303,471,863)
-----------------------------------------------------------------------------------------
          Net assets                                                       $ 367,303,595
=========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $173,588,229/20,391,574 shares)                        $        8.51
  Class C (based on $60,700,124/7,150,138 shares)                          $        8.49
  Class Y (based on $133,015,242/15,913,221 shares)                        $        8.36
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $8.51 net asset value per share/100%-4.50%
     maximum sales charge)                                                 $        8.91
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 43

Statement of Operations

For the Year Ended 10/31/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers (net of withholding
      tax of $154,933)                                      $  34,407,741
   Dividends from unaffiliated issuers                            401,027
------------------------------------------------------------------------------------------
         Total investment income                                            $  34,808,768
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $   3,630,327
  Administrative expense                                          189,889
  Transfer agent fees
     Class A                                                      156,451
     Class C                                                       95,210
     Class Y                                                      266,416
  Distribution fees
     Class A                                                      416,118
     Class C                                                    1,162,337
  Shareowner communications expense                                58,303
  Custodian fees                                                   64,245
  Registration fees                                                72,600
  Professional fees                                                57,576
  Printing expense                                                 32,166
  Trustees' fees                                                   21,600
  Pricing expense                                                  40,072
  Insurance expense                                                 8,124
  Miscellaneous                                                    73,109
------------------------------------------------------------------------------------------
     Total expenses                                                         $   6,344,543
------------------------------------------------------------------------------------------
         Net investment income                                              $  28,464,225
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                    $  (4,957,327)
     Written options                                              (80,733)
     Forward foreign currency contracts                            30,483
     Swap contracts                                               776,422
     Other assets and liabilities denominated in
        foreign currencies                                       (548,679)  $  (4,779,834)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                    $ (31,489,887)
     Written options                                              313,010
     Forward foreign currency contracts                           (26,746)
     Swap contracts                                              (325,654)
     Other assets and liabilities denominated
        in foreign currencies                                    (204,838)  $ (31,734,115)
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                    $ (36,513,949)
------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                      $  (8,049,724)
==========================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Annual Report | 10/31/18

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                          Year Ended        Year Ended
                                                          10/31/18          10/31/17
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                              $   28,464,225    $  35,787,373
Net realized gain (loss) on investments                       (4,779,834)     (20,834,494)
Change in net unrealized appreciation (depreciation)
  on investments                                             (31,734,115)      46,874,976
--------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                 $   (8,049,724)   $  61,827,855
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
   Class A ($0.45 and $0.42 per share, respectively)      $   (8,507,743)   $  (8,958,026)**
   Class C ($0.39 and $0.35 per share, respectively)          (5,087,160)      (6,590,456)**
   Class Y ($0.47 and $0.43 per share, respectively)         (12,802,730)     (14,231,124)**
Tax return of capital:
   Class A ($-- and $0.05 per share, respectively)                    --         (949,283)
   Class C ($-- and $0.05 per share, respectively)                    --         (808,452)
   Class Y ($-- and $0.05 per share, respectively)                    --       (1,479,883)
--------------------------------------------------------------------------------------------
       Total distributions to shareowners                 $  (26,397,633)   $ (33,017,224)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                         $  128,334,116    $ 127,533,450
Reinvestment of distributions                                 22,985,297       28,716,717
Cost of shares repurchased                                  (368,719,457)    (231,073,307)
--------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                          $ (217,400,044)   $ (74,823,140)
--------------------------------------------------------------------------------------------
      Net decrease in net assets                          $ (251,847,401)   $ (46,012,509)
NET ASSETS:*
Beginning of year                                         $  619,150,996    $ 665,163,505
--------------------------------------------------------------------------------------------
End of year                                               $  367,303,595    $ 619,150,996
============================================================================================

* For the year ended October 31, 2017 distributions in excess of net investment income was presented as follows: $(2,937,133)

** For the year ended October 31, 2017 distributions to shareowners were presented as net investment income.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 45

------------------------------------------------------------------------------------------------
                               Year Ended      Year Ended           Year Ended    Year Ended
                               10/31/18        10/31/18             10/31/17      10/31/17
                               Shares          Amount               Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                      7,151,862     $   61,978,329        2,627,008    $  23,469,846
Reinvestment of
   distributions                   825,177          7,294,518          977,107        8,698,460
Less shares repurchased         (7,649,884)       (67,507,298)      (6,668,959)     (59,151,186)
------------------------------------------------------------------------------------------------
      Net increase
           (decrease)              327,155     $    1,765,549       (3,064,844)   $ (26,982,880)
================================================================================================
Class C
Shares sold                      1,264,768     $   10,969,813          572,332    $   5,052,440
Reinvestment of
   distributions                   517,538          4,577,234          709,708        6,301,947
Less shares repurchased        (10,426,906)       (90,716,240)      (6,615,650)     (58,590,146)
------------------------------------------------------------------------------------------------
      Net decrease              (8,644,600)    $  (75,169,193)      (5,333,610)   $ (47,235,759)
================================================================================================
Class Y
Shares sold                      6,297,721     $   55,385,974       11,357,798    $  99,011,164
Reinvestment of
   distributions                 1,275,654         11,113,545        1,567,203       13,716,310
Less shares repurchased        (24,359,673)      (210,495,919)     (13,003,798)    (113,331,975)
------------------------------------------------------------------------------------------------
      Net decrease             (16,786,298)    $ (143,996,400)         (78,797)   $    (604,501)
================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Annual Report | 10/31/18

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year          Year         Year
                                                             Ended        Ended        Ended         Ended        Ended
                                                             10/31/18     10/31/17     10/31/16*     10/31/15*    10/31/14*
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.12     $   8.71     $   8.64      $   9.79     $  10.13
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.49(a)  $   0.51(a)  $   0.54(a)   $   0.58(a)  $   0.66
   Net realized and unrealized gain (loss) on investments       (0.65)        0.37         0.04(b)      (1.19)       (0.34)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.16)    $   0.88     $   0.58      $  (0.61)    $   0.32
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.45)    $  (0.42)    $  (0.47)     $  (0.46)    $  (0.63)
   Tax return of capital                                           --        (0.05)       (0.04)        (0.08)       (0.03)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.45)    $  (0.47)    $  (0.51)     $  (0.54)    $  (0.66)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.61)    $   0.41     $   0.07      $  (1.15)    $  (0.34)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   8.51     $   9.12     $   8.71      $   8.64     $   9.79
===========================================================================================================================
Total return (c)                                                (1.78)%      10.33%        7.14%(d)     (6.36)%       3.16%
Ratio of net expenses to average net assets                      1.17%        1.18%        1.19%         1.17%        1.13%
Ratio of net investment income (loss) to average net assets      5.56%        5.71%        6.50%         6.31%        6.62%
Portfolio turnover rate                                            48%          53%          40%           32%          32%
Net assets, end of period (in thousands)                     $173,588     $182,900     $201,360      $254,056     $373,543
===========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 47

---------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year          Year         Year
                                                             Ended        Ended        Ended         Ended        Ended
                                                             10/31/18     10/31/17     10/31/16*     10/31/15*    10/31/14*
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  9.09      $   8.69     $   8.62      $   9.76     $  10.10
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.42(a)   $   0.44(a)  $   0.48(a)   $   0.51(a)  $   0.59
   Net realized and unrealized gain (loss) on investments      (0.63)         0.36         0.04(b)      (1.17)       (0.34)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.21)     $   0.80     $   0.52      $  (0.66)    $   0.25
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.39)     $  (0.35)    $  (0.41)     $  (0.40)    $  (0.56)
   Tax return of capital                                          --         (0.05)       (0.04)        (0.08)       (0.03)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.39)     $  (0.40)    $  (0.45)     $  (0.48)    $  (0.59)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.60)     $   0.40     $   0.07      $  (1.14)    $  (0.34)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  8.49      $   9.09     $   8.69      $   8.62     $   9.76
===========================================================================================================================
Total return (c)                                               (2.39)%        9.46%        6.40%(d)     (6.96)%       2.43%
Ratio of net expenses to average net assets                     1.90%         1.89%        1.90%         1.87%        1.83%
Ratio of net investment income (loss) to average net assets     4.75%         5.01%        5.79%         5.61%        5.91%
Portfolio turnover rate                                           48%           53%          40%           32%          32%
Net assets, end of period (in thousands)                     $60,700      $143,587     $183,542      $237,163     $354,162
===========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016 the total return would have been 6.28%.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global High Yield Fund | Annual Report | 10/31/18

---------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year          Year         Year
                                                             Ended        Ended        Ended         Ended        Ended
                                                             10/31/18     10/31/17     10/31/16*     10/31/15*    10/31/14*
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   8.95     $   0.55     $   8.49      $   9.62     $   9.96
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.50(a)  $   0.52(a)  $   0.57(a)   $   0.60(a)  $   0.67
   Net realized and unrealized gain (loss) on investments       (0.62)        0.36         0.01(b)      (1.17)       (0.33)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.12)    $   0.88     $   0.58      $  (0.57)    $   0.34
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.47)    $  (0.43)    $  (0.48)     $  (0.48)    $  (0.65)
   Tax return of capital                                           --        (0.05)       (0.04)        (0.08)       (0.03)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.47)    $  (0.48)    $  (0.52)     $  (0.56)    $  (0.68)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.59)    $   0.40     $   0.06      $  (1.13)    $  (0.34)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   8.36     $   8.95     $   8.55      $   8.49     $   9.62
===========================================================================================================================
Total return (c)                                                (1.41)%      10.60%        7.34%        (6.08)%       3.40%
Ratio of net expenses to average net assets                      0.92%        0.91%        0.90%         0.87%        0.84%
Ratio of net investment income (loss) to average net assets      5.73%        5.96%        6.93%         6.60%        6.88%
Portfolio turnover rate                                            48%          53%          40%           32%          32%
Net assets, end of period (in thousands)                     $133,015     $292,664     $280,262      $485,344     $682,911
===========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 49

Notes to Financial Statements | 10/31/18

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust VII (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class T and Class Y shares. Class K and Class T had not commenced operations as of October 31, 2018. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per- share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the SEC released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

50 Pioneer Global High Yield Fund | Annual Report | 10/31/18 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.


                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 51

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser

52 Pioneer Global High Yield Fund | Annual Report | 10/31/18 pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At October 31, 2018, six securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.37% of net assets. The value of these fair valued securities was $1,347,761.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 53

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At October 31, 2018, the Fund reclassified $26,318,950 to decrease distributable earnings (loss) and $26,318,950 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

54 Pioneer Global High Yield Fund | Annual Report | 10/31/18

     At October 31, 2018, the Fund was permitted to carry forward $23,803,431 of short-term capital losses and $245,593,154 of long-term capital losses without limitation. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused. The amount of capital loss carryforward that expired unused in 2018 was $26,270,910.

     The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017, were as follows:

     ---------------------------------------------------------------------------
                                                            2018            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                 $26,397,633     $29,779,606
     Tax return of capital                                    --       3,237,618
     ---------------------------------------------------------------------------
           Total                                     $26,397,633     $33,017,224
     ===========================================================================


     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2018:

     ---------------------------------------------------------------------------
                                                                            2018
     ---------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                     $(269,396,585)
     Dividend payable                                                   (195,768)
     Net unrealized depreciation                                     (33,879,510)
     ---------------------------------------------------------------------------
          Total                                                    $(303,471,863)
     ===========================================================================

     The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds, and swaps.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $7,155 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2018.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 55

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in countries with emerging (or developing) markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or

56 Pioneer Global High Yield Fund | Annual Report | 10/31/18 mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

     The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance-Linked Securities ("ILS")

     The Fund invests in event-linked bonds and other ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 57

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

     Additionally, the Fund may gain exposure to ILS by investing in a closed end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to

58 Pioneer Global High Yield Fund | Annual Report | 10/31/18 the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

     Open repurchase agreements as of October 31, 2018 are disclosed in the Fund's Schedule of Investments.

J.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     The average market value of purchased options contracts open during the year ended October 31, 2018 was $192,825. Open purchased options at October 31, 2018 are listed in the Fund's Schedule of Investments.

K.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 59

     Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average market value of written options for the year ended October 31, 2018 was $(81,201). Open written options contracts at October 31, 2018 are listed in the Fund's Schedule of Investments.

L.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

     At October 31, 2018, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

     The average market value of forward foreign currency contracts open during the year ended October 31, 2018 was $(13,502,153). Forward foreign currency contracts outstanding at October 31, 2018 are listed in the Schedule of Investments.

M.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to

60 Pioneer Global High Yield Fund | Annual Report | 10/31/18 increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 61

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     The average market value of credit default swap contracts open during the year ended October 31, 2018 was $515,061. Open credit default swap contracts at October 31, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the year ended October 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $35,090 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

62 Pioneer Global High Yield Fund | Annual Report | 10/31/18

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                  $28,434
Class C                                                                   12,740
Class Y                                                                   17,129
--------------------------------------------------------------------------------
  Total                                                                  $58,303
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,341 in distribution fees payable to the Distributor at October 31, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2018, CDSCs in the amount of $2,306 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 63 facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Prior to August 1, 2018 the credit facility was in the amount of $195 million. Effective August 1, 2018, the Fund participates in a credit facility that is in the amount of $250 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2018, the Fund had no borrowings under the credit facility.

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due

64 Pioneer Global High Yield Fund | Annual Report | 10/31/18 from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Forwards collateral" and/or "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2018.

-------------------------------------------------------------------------------------------------------
                 Derivative Assets         Derivatives     Non-Cash       Cash          Net Amount
                 Subject to Master         Available for   Collateral     Collateral    of Derivative
Counterparty     Netting Agreement         Offset          Received (a)   Received (a)  Assets (b)
-------------------------------------------------------------------------------------------------------
Bank of
 America NA      $622,001                  $(49,246)       $ --           $ --          $572,755
JPMorgan Chase
 Bank NA           28,669                        --          --             --            28,669
Goldman Sachs
 International    318,196                    (6,517)         --             --           311,679
State Street
 Bank &
 Trust Co.         28,299                   (28,299)         --             --                --
-------------------------------------------------------------------------------------------------------
Total            $997,165                  $(84,062)       $ --           $ --          $913,103
=======================================================================================================

-------------------------------------------------------------------------------------------------------
                 Derivative Liabilities    Derivatives     Non-Cash       Cash          Net Amount
                 Subject to Master         Available for   Collateral     Collateral    of Derivative
Counterparty     Netting Agreement         Offset          Pledged (a)    Pledged (a)   Liabilities (c)
-------------------------------------------------------------------------------------------------------
Bank of
 America NA      $ 49,246                  $(49,246)       $ --           $ --          $     --
Citibank NA         6,857                        --          --             --             6,857
Goldman Sachs
 International      6,517                    (6,517)         --             --                --
State Street
 Bank &
 Trust Co.         79,213                   (28,299)         --             --            50,914
-------------------------------------------------------------------------------------------------------
Total            $141,833                  $(84,062)       $ --           $ --          $ 57,771
=======================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 65

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

---------------------------------------------------------------------------------
                                                      Foreign
Statement of                   Interest    Credit     Exchange   Equity Commodity
Assets and Liabilities         Rate Risk   Risk       Rate Risk  Risk   Risk
---------------------------------------------------------------------------------
Assets
 Currency put options
  purchased*                   $ --        $      --  $622,001   $ --   $ --
 Swap contracts, at value        --          584,808        --     --     --
---------------------------------------------------------------------------------
 Total Value                   $ --        $ 584,808  $622,001   $ --   $ --
=================================================================================
Liabilities
 Written options
  outstanding                  $ --        $      --  $ 49,246   $ --   $ --
 Net unrealized depreciation
  on forward foreign
  currency contracts             --               --    35,619     --     --
---------------------------------------------------------------------------------
 Total Value                   $ --        $      --  $ 84,865   $ --   $ --
=================================================================================

* Reflects the market value of purchased option contracts (see Note 1J.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.

66 Pioneer Global High Yield Fund | Annual Report | 10/31/18

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2018 was as follows: Foreign

---------------------------------------------------------------------------------
Statement                      Interest    Credit     Exchange   Equity Commodity
of Operations                  Rate Risk   Risk       Rate Risk  Risk   Risk
---------------------------------------------------------------------------------
Net realized gain (loss) on:
 Currency put options
  purchased*                   $ --        $      --  $198,217   $ --   $ --
 Written options                 --               --   (80,733)    --     --
 Forward foreign
  currency contracts             --               --    30,483     --     --
 Swap contracts                  --          776,422        --     --     --
---------------------------------------------------------------------------------
 Total Value                   $ --        $ 776,422  $147,967   $ --   $ --
=================================================================================
Change in net unrealized
appreciation
(depreciation) on:
 Currency put options
  purchased**                  $ --        $      --  $259,744   $ --   $ --
 Written options                 --               --  $313,010     --     --
 Forward foreign
  currency contracts             --               --   (26,746)    --     --
 Swap contracts                  --         (325,654)       --     --     --
---------------------------------------------------------------------------------
 Total Value                   $ --        $(325,654) $546,008   $ --   $ --
=================================================================================

*    Reflects the net realized gain (loss) on purchased option contracts (see
     Note 1J). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the statements of operations.

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareholders of Pioneer Global High Yield Fund:
--------------------------------------------------------------------------------
Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global High Yield Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VII (the "Trust")) as of October 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended October 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended October 31, 2014, October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

68 Pioneer Global High Yield Fund | Annual Report | 10/31/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
December 21, 2018

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 69

Additional Information (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 48.47%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

70 Pioneer Global High Yield Fund | Annual Report | 10/31/18

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 71

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Global High Yield Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In

72 Pioneer Global High Yield Fund | Annual Report | 10/31/18 approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 73

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the resource commitment necessary to manage a fund that invests significantly in non-U.S. securities.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the

74 Pioneer Global High Yield Fund | Annual Report | 10/31/18 extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 75 also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

76 Pioneer Global High Yield Fund | Annual Report | 10/31/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 77

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)        Trustee since 2006.   Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the             Serves until a        present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
Board and Trustee           successor trustee is  Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                            elected or earlier    Inc. (technology products for securities lending  processing provider for
                            retirement or         industry); and Senior Executive Vice President,   financial services industry)
                            removal.              The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)          Trustee since 2005.   Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                     Serves until a        (corporate advisory services company) (1997 -     Trust(publicly-traded mortgage
                            successor trustee is  2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                            elected or earlier    Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                            retirement or         (privately held research and consulting company)  Helvetia Fund, Inc. (closed-
                            removal.              (2010); Executive Vice President and Chief        end fund) (2010 - 2017);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - 2015); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985
                                                  Lehman Brothers (1992 - 1995); and Executive,     - 2010)
                                                  The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)   Trustee since 2008.   William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                     Serves until a        Economy, Harvard University (1972 - present)      Funds Investment Trust and
                            successor trustee is                                                    Mellon Institutional Funds
                            elected or earlier                                                      Master Portfolio (oversaw 17
                            retirement or                                                           portfolios in fund complex)
                            removal.                                                                (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Global High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)   Trustee since 2001.   Founding Director, Vice-President and Corporate   None
Trustee                     Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                            successor trustee is  firm) (1982 - present); Desautels Faculty of
                            elected or earlier    Management, McGill University (1999 - 2017); and
                            retirement or         Manager of Research Operations and
                            removal.              Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)    Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                     (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                            from 2014 - 2017)     present); Vice President - International
                            Serves until a        Investments Group, American International Group,
                            successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                            elected or earlier    President - Corporate Finance and Treasury
                            retirement or         Group, Citibank, N.A. (1980 - 1986 and 1990 -
                            removal.              1993); Vice President - Asset/Liability
                                                  Management Group, Federal Farm Funding
                                                  Corporation (government-sponsored issuer of debt
                                                  securities) (1988 - 1990); Mortgage Strategies
                                                  Group, Shearson Lehman Hutton, Inc. (investment
                                                  bank) (1987 - 1988); and Mortgage Strategies
                                                  Group, Drexel Burnham Lambert, Ltd. (investment
                                                  bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)    Trustee since 2001.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                     Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                            successor trustee is  present)                                          investment company) (2004 -
                            elected or earlier                                                      present); and Member, Board of
                            retirement or                                                           Governors, Investment Company
                            removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)      Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                     Serves until a        present); Executive Vice President, BNY Mellon
                            successor trustee is  (financial and investment company services)
                            elected or earlier    (1969 - 2012); Director, BNY International
                            retirement or         Financing Corp. (financial services) (2002 -
                            removal.              2012); and Director, Mellon Overseas Investment
                                                  Corp. (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 79

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*         Trustee since 2017.   Director, CEO and President of Amundi Pioneer     None
Trustee, President and      Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer     successor trustee is  2014); Director, CEO and President of Amundi
                            elected or earlier    Pioneer Asset Management, Inc. (since September
                            retirement or         2014); Director, CEO and President of Amundi
                            removal               Pioneer Distributor, Inc. (since September
                                                  2014); Director, CEO and President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since September 2014); Chair, Amundi Pioneer
                                                  Asset Management USA, Inc., Amundi Pioneer
                                                  Distributor, Inc. and Amundi Pioneer
                                                  Institutional Asset Management, Inc. (September
                                                  2014 - 2018); Managing Director, Morgan Stanley
                                                  Investment Management (2010 - 2013); and
                                                  Director of Institutional Business, CEO of
                                                  International, Eaton Vance Management (2005 -
                                                  2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*     Trustee since 2014.   Director and Executive Vice President (since      None
Trustee                     Serves until a        2008) and Chief Investment Officer, U.S. (since
                            successor trustee is  2010) of Amundi Pioneer Asset Management USA,
                            elected or earlier    Inc.; Executive Vice President and Chief
                            retirement or         Investment Officer, U.S. of Amundi Pioneer
                            removal               (since 2008); Executive Vice President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of Amundi
                                                  Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

80 Pioneer Global High Yield Fund | Annual Report | 10/31/18

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)  Since 2003. Serves    Vice President and Associate General Counsel of   None
Secretary and               at the discretion of  Amundi Pioneer since January 2008; Secretary and
Chief Legal Officer         the Board             Chief Legal Officer of all of the Pioneer Funds
                                                  since June 2010; Assistant Secretary of all of
                                                  the Pioneer Funds from September 2003 to May
                                                  2010; and Vice President and Senior Counsel of
                                                  Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)      Since 2010. Serves    Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary         at the discretion of  December 2006 and Assistant Secretary of all the
                            the Board             Pioneer Funds since June 2010; Manager - Fund
                                                  Governance of Amundi Pioneer from December 2003
                                                  to November 2006; and Senior Paralegal of Amundi
                                                  Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)           Since 2010. Serves    Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary         at the discretion of  and Assistant Secretary of all the Pioneer Funds
                            the Board             since June 2010; and Counsel of Amundi Pioneer
                                                  from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)        Since 2008. Serves    Vice President - Fund Treasury of Amundi          None
Treasurer and               at the discretion of  Pioneer; Treasurer of all of the Pioneer Funds
Chief Financial and         the Board             since March 2008; Deputy Treasurer of Amundi
Accounting Officer                                Pioneer from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer Funds
                                                  from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)       Since 2001. Serves    Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer         at the discretion of  Assistant Treasurer of all of the Pioneer Funds
                            the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)          Since 2002. Serves    Senior Manager - Fund Treasury of Amundi          None
Assistant Treasurer         at the discretion of  Pioneer; and Assistant Treasurer of all of the
                            the Board             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 81

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)       Since 2009. Serves    Senior Manager - Fund Treasury of Amundi Pioneer  None
Assistant Treasurer         at the discretion of  since November 2008; Assistant Treasurer of all
                            the Board             of the Pioneer Funds since January 2009; and
                                                  Client Service Manager - Institutional Investor
                                                  Services at State Street Bank from March 2003 to
                                                  March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (47)            Since 2018. Serves    Managing Director, Chief Compliance Officer of    None
Chief Compliance Officer    at the discretion of  Amundi Pioneer Asset Management; Amundi Pioneer
                            the Board             Institutional Asset Management, Inc.; and the
                                                  Pioneer Funds since September 2018; and Chief
                                                  Compliance Officer of Amundi Pioneer
                                                  Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)        Since 2006. Serves    Vice President - Investor Services Group of       None
Anti-Money Laundering       at the discretion of  Amundi Pioneer and Anti-Money Laundering Officer
Officer                     the Board             of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

82 Pioneer Global High Yield Fund | Annual Report | 10/31/18

                          This page is for your notes.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/18 83

                          This page is for your notes.

84 Pioneer Global High Yield Fund | Annual Report | 10/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This  report  must  be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com


Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19440-12-1218

                         Pioneer Global Multisector
                         Income Fund

--------------------------------------------------------------------------------
                         Annual Report | October 31, 2018
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PGABX
                         Class C     PGCBX
                         Class Y     PGYBX

                         [LOGO]   Amundi Pioneer
                                  ==============
                                  ASSET MANAGEMENT
                         visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          46

Notes to Financial Statements                                                 53

Report of Independent Registered Public Accounting Firm                       72

Additional Information                                                        74

Approval of Investment Management Agreement                                   76

Trustees, Officers and Service Providers                                      81

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 1

President's Letter

Despite economic news that has remained generally positive throughout 2018, market volatility has increased significantly this year compared with 2017. October was a particularly poor month for both U.S. and global equity markets, as every major stock market index finished the month in negative territory. Results have been more mixed on the fixed-income side, with rising interest rates pushing down most year-to-date returns.

On the economic front, U.S. gross domestic product (GDP) growth exceeded 4% in the second quarter of 2018 and topped 3% once again in the third quarter. The low unemployment rate has continued, with initial jobless claims recently hitting a multi-decade low and consumer and small-business confidence also achieving levels not seen in many years.

Despite the good economic news, and even though wages have been rising, inflation expectations have not risen significantly. For its part, the U.S. Federal Reserve System (the Fed) has continued with its tightening of monetary policy by raising interest rates three times in 2018, while moving forward with the tapering of its balance sheet, a process which began in October 2017.

The greater market volatility this year as compared to last year has been driven by several factors. The aforementioned rising interest rates have been one reason, while the uncertainty surrounding U.S. trade policy has, at times, also led to unsettled markets. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and in recent months investors have grappled with various issues on the international front, including questions surrounding the United Kingdom's Brexit negotiations, concerns about the budgetary policies of the populist Italian government, and the potential impact of Turkey's economic challenges on European banks. Moreover, while trade tensions between the U.S. and Europe have moderated, questions about the future of the U.S./China trade relationship remain unresolved, and any major fracture in that relationship could have a negative impact on China's economy and, by extension, on its Asian trade partners.

With regard to our market outlook, over the medium term, we believe the fundamental investment case for U.S. equities remains in place, with support from the fairly positive economic backdrop and with an additional lift potentially coming from the investment side as U.S. businesses consider increasing capital expenditures. We do believe market volatility will persist and, therefore, careful selection of investment themes, sector allocations, and individual stocks will be increasingly relevant to overall performance, as the

2 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 maturity of the economic and market cycles could eventually become headwinds. We believe a focus on owning shares of quality companies trading at reasonable prices is key to navigating the current equity-market phase.

In fixed income, we have taken a more cautious approach across our core portfolios with regard to credit-sensitive debt such as corporate bonds, favoring quality and liquidity. As interest rates have risen, we find that short- and intermediate-term U.S. Treasuries have become more attractive, and that agency mortgage-backed securities (MBS) and high-quality, non-agency MBS now also offer lower downside risk. In general, we think structured sectors (such as asset-backed securities and MBS) are more attractive than corporate sectors.

We believe this year's market fluctuations as well as increased risk factors within the global economy have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 3

Portfolio Management Discussion | 10/31/18

In the following interview, Andrew Feltus, Paresh Upadhyaya, and Bradley R. Komenda discuss the factors that affected the performance of Pioneer Global Multisector Income Fund during the 12-month period ended October 31, 2018. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), Mr. Upadhyaya, Director of Currency Strategy, a senior vice president, and a portfolio manager at Amundi Pioneer, and Bradley R. Komenda*, Deputy Director of Investment-Grade Corporates, a senior vice president, and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the 12-month period ended October 31, 2018?

A Pioneer Global Multisector Income Fund's Class A shares returned -4.41% at net asset value during the 12-month period ended October 31, 2018, while the Fund's benchmark, the Bloomberg Barclays Global Aggregate Bond Index (the Bloomberg Barclays Index), returned -2.05%. During the same period, the average return of the 310 mutual funds in Morningstar's World Bond Funds category was -1.91%.

Q How would you describe the investment environment for fixed-income securities during the 12-month period ended October 31, 2018?

A Fixed-income markets experienced a number of headwinds over the past year, leading to a negative return for the Fund's benchmark, the Bloomberg Barclays Index. The U.S. economy picked up steam, with 4.2% gross domestic product (GDP) growth in the second quarter and estimates calling for GDP growth in excess of 3% for 2018 as a whole. Accelerating growth prompted the U.S. Federal Reserve (the Fed) to continue tightening monetary policy. The Fed raised interest rates by a quarter point on three separate occasions between January and September 2018, bringing the total number of rate hikes to eight since it began moving off of its zero-interest-rate policy in late 2015. In addition, the Fed continued to withdraw liquidity from the markets by moving forward with the reduction of its balance sheet, a process that began in October 2017.

     Those developments weighed heavily on the interest-rate-sensitive segments of the domestic bond market during the period, as U.S. Treasury yields surged, Treasury prices fell, and both corporate bonds and securitized assets posted negative returns. Emerging markets bonds, which

*    Mr. Komenda became a portfolio manager of the Fund effective June 8, 2018.

4 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 experienced the additional challenges of political and economic turmoil in a number of larger countries within the emerging markets category, produced particularly weak performance during the 12-month period. However, high-yield bonds and senior bank loans performed reasonably well when compared with investment-grade issues. High-yield securities benefited from improving economic growth and the concurrent improvement in the default outlook, while the floating-rate feature of bank loans attracted hearty investor demand.

     The strength of the U.S. economy represented a contrast to the developed international markets, which generally continued to experience sluggish growth. The divergence, together with the Fed's more aggressive approach to tightening monetary policy compared with the actions of other global central banks, resulted in robust gains for the U.S. dollar (USD) versus most major foreign currencies.

Q What were the principal factors that either contributed to or detracted from the Fund's benchmark-relative returns during the 12-month period ended October 31, 2018?

A The Fund's currency positioning played the largest role in its benchmark-relative underperformance during the period. We entered the period with long portfolio positions against the USD in the euro, Japanese yen, Swedish krona, and Norwegian krone, which was consistent with the stronger economic growth we were seeing in the overseas economies at that time. That aspect of our investment strategy initially helped the Fund's performance, as the USD did in fact decline versus other currencies in the initial months of the period. Signs of slower-than-expected economic growth overseas in early February touched off a rally in the USD, however, causing the Fund's currency positioning to begin working against benchmark-relative returns. Although we subsequently reduced the extent of the portfolio's long positions in developed-market currencies, we did not act soon enough to avoid the performance downturn.

     The Fund's benchmark-relative returns were also negatively affected by exposure to emerging markets currencies, which were particularly hard hit by rising U.S. rates and worries about the impact a possible trade war could have on global economic growth. As was the case with the Fund's developed-market positions, we reduced the portfolio's long currency exposures in that area. While the decision limited the impact of further weakness in emerging currencies, the previous sell-off was enough to cost the Fund some benchmark-relative performance.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 5

     On the plus side, the Fund's relative returns benefited from our decisions regarding portfolio duration. (Duration is measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) We kept the Fund's duration shorter than that of the Bloomberg Barclays Index throughout the fiscal year, in response to the backdrop of accelerating domestic economic growth as well as rising interest rates. The decision contributed positively to the Fund's relative performance by insulating the portfolio from the full effect of rising yields. Later in the period, we moved the Fund's duration closer to a neutral positioning versus the benchmark, based on the belief that market expectations had caught up to our view regarding the Fed's tighter monetary policy.

     Asset allocation decisions were another positive contributor to the Fund's benchmark-relative returns during the period. We maintained an emphasis on the credit-sensitive sectors - or sectors more sensitive to default risk than interest-rate risk - and an underweight to interest-rate-sensitive government bonds within the developed markets. That proved to be the correct portfolio positioning during a time in which economic strength was the key theme driving market performance. In addition, a portfolio allocation to bank loans, which attracted robust investor demand due to their floating-rate feature, posted a positive return and aided the Fund's benchmark-relative performance. However, the Fund's allocation to emerging markets debt detracted from relative returns.

Q Did the Fund invest in any derivative securities? If so, did the derivatives have a material impact on benchmark-relative performance during the 12-month period ended October 31, 2018?

A We invested the Fund in three types of derivatives during the period: forward foreign currency transactions (currency forwards), U.S. Treasury futures, and credit default swaps. We invested in the currency forwards to help manage portfolio risk with regard to changes in relative currency values. The currency forwards had a modest, negative effect on relative performance. We invested in the Treasury futures to help manage interest-rate risk. The Treasury futures helped the Fund's benchmark-relative performance significantly, as the Fund's short-duration stance contributed to returns during a period that saw Treasury yields rise. Finally, the Fund had only a very small exposure to credit default swaps, which had a slightly positive impact on relative results.

6 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Q Were there any changes in the Fund's distributions** to shareholders during the 12-month period ended October 31, 2018?

A The Fund's distributions to shareholders rose in comparison to the same period one year ago, due to an increase in yields across the fixed-income markets.

Q How was the Fund positioned as of period-end, and does the positioning reflect your broader outlook?

A The Fund's overall positioning reflects our view that the backdrop of healthy economic growth, higher inflation, and tighter Fed monetary policy is likely to remain in place, as is the possibility of increased market volatility. In that vein, we have maintained a selective investment approach designed to manage portfolio risk and to capitalize on potential values as they emerge.

     We have continued to look for opportunities in asset categories that provide portfolio diversification*** and that may demonstrate lower sensitivity to rising interest rates. The Fund's position in bank loans reflects that focus, since loans have tended to perform well when rates are rising. We also have maintained an allocation to insurance-linked securities (ILS), including so-called "catastrophe bonds," based on their attractive yields and low correlation to other market segments. However, we have reduced the Fund's ILS weighting, somewhat, in response to richer valuations in that segment of the market. We view Treasury Inflation-Protected Securities (TIPS) as another potential source of portfolio diversification, in that they may help offset rising inflation -- a development that would likely have a negative effect on rate-sensitive assets.

     In addition, we have continued to emphasize investments in the credit-sensitive sectors over investments in government issues. We see little opportunity for upside in U.S. Treasuries or in the low-yielding sovereign bonds of Japan and the euro bloc. Conversely, we are maintaining an overweight portfolio position in emerging markets bonds. While risk has risen for the emerging markets as a whole, select economies have been benefiting from stronger global economic growth and increased demand in their domestic markets. The recent sell-off in the emerging markets has created more attractive valuations in the category, which we believe represents a potential investment opportunity. With that said, we have reduced the Fund's allocations to specific emerging markets countries that appear more vulnerable to broader macroeconomic concerns, including Argentina, Brazil, Indonesia, and India.

**   Distributions are not guaranteed.

***  Diversification does not assure a profit nor protect against loss.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 7

     With regard to currencies, the Fund ended the 12-month period with a smaller-than-normal position in the emerging markets, in response to the backdrop of tighter global financial conditions. At period-end, the portfolio also had an overweight in the Japanese yen in an attempt to capitalize on that currency's historic tendency to benefit from "flights to quality" during times of increased volatility in the world financial markets.

     On the domestic side, we were active in managing the Fund's weighting in high-yield bonds during the 12-month period. In the early part of the period, we reduced the size of the Fund's high-yield position in order to moderate overall portfolio risk and to lighten the weighting in an area where we thought yield spreads had moved to unattractive levels. (Credit, or yield spreads, are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Later in the Fund's fiscal year, however, we began to build back the high-yield position in order to capitalize on the category's more compelling valuations. The Fund was overweight in high yield at the close of the 12-month period.

     We also have retained portfolio allocations to both investment-grade corporates and securitized assets (such as mortgage-backed securities and asset-backed securities), with a selective approach in both areas. Within corporates, the Fund is overweight in financials and in the mid-stream energy sector, as we believe those areas of the market offer better downside protection against event risk.

     In total, we believe the investment strategies outlined here may better position the Fund to take advantage of the wide range of opportunities and risk factors often observed across the global fixed-income markets.

Please refer to the Schedule of Investments on pages 17-45 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

8 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctu-ating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

Floating rate loans and similar instruments may be illiquid or less liquid than other instruments, and the value of any collateral can decline or be insufficient to meet the issuer's obligations.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 9

Portfolio Summary | 10/31/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            34.1%
Foreign Government Bonds                                                   24.0%
U.S. Government and Agency Obligations                                     20.6%
Senior Secured Floating Rate Loan Interests                                 7.7%
Collateralized Mortgage Obligations                                         6.6%
Affiliated Closed-End Fund(k)                                               3.4%
Municipal Bonds                                                             1.5%
Convertible Preferred Stocks                                                1.1%
Asset Backed Securities                                                     0.4%
Supranational Bonds                                                         0.3%
Insurance-Linked Securities                                                 0.2%
Currency Put Options Purchased                                              0.1%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              54.8%
United Kingdom                                                              7.5%
Japan                                                                       6.3%
Sweden                                                                      2.9%
France                                                                      2.9%
Netherlands                                                                 2.8%
Argentina                                                                   1.7%
Norway                                                                      1.6%
Mexico                                                                      1.4%
Italy                                                                       1.4%
Uruguay                                                                     1.3%
Nigeria                                                                     1.2%
Luxembourg                                                                  1.2%
Ireland                                                                     1.1%
Germany                                                                     1.0%
Other (individually less than 1%)                                          10.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1.  Pioneer ILS Interval Fund(k)                                          3.42%
--------------------------------------------------------------------------------
 2.  Japan Government Ten Year Bond, 0.1%, 9/20/26                         2.13
--------------------------------------------------------------------------------
 3.  Sweden Government Bond, 4.25%, 3/12/19                                2.13
--------------------------------------------------------------------------------
 4.  U.S. Treasury Notes, 2.875%, 10/31/23                                 1.97
--------------------------------------------------------------------------------
 5.  Japan Government Twenty Year Bond, 0.6%, 12/20/37                     1.94
--------------------------------------------------------------------------------
 6.  U.S. Treasury Bills, 11/29/18                                         1.85
--------------------------------------------------------------------------------
 7.  Fannie Mae, 4.0%, 11/1/47 (TBA)                                       1.80
--------------------------------------------------------------------------------
 8.  Norway Government Bond, 4.5%, 5/22/19 (144A)                          1.63
--------------------------------------------------------------------------------
 9.  United Kingdom Gilt, 3.5%, 1/22/45                                    1.53
--------------------------------------------------------------------------------
10.  International Finance Corp., 6.3%, 11/25/24                           1.51
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

(k) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

10 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Prices and Distributions | 10/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                        10/31/18                          10/31/17
--------------------------------------------------------------------------------
         A                           $ 10.00                           $ 10.70
--------------------------------------------------------------------------------
         C                           $ 10.03                           $ 10.73
--------------------------------------------------------------------------------
         Y                           $ 10.08                           $ 10.80
--------------------------------------------------------------------------------

Distributions per Share: 11/1/17-10/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment     Short-Term       Long-Term        Tax Return
       Class         Income        Capital Gains    Capital Gains     of Capital
--------------------------------------------------------------------------------
         A         $ 0.0520            $ --             $ --           $ 0.1850
--------------------------------------------------------------------------------
         C         $ 0.0377            $ --             $ --           $ 0.1112
--------------------------------------------------------------------------------
         Y         $ 0.0570            $ --             $ --           $ 0.2086
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 11

Performance Update | 10/31/18                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------
                                                       BBG
                                                       Barclays
                    Net               Public           Global
                    Asset             Offering         Aggregate
                    Value             Price            Bond
Period              (NAV)             (POP)            Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)         4.26%             3.79%            3.16%
5 years              1.35              0.42             0.33
1 year              -4.41             -8.71            -2.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                    Gross             Net
--------------------------------------------------------------------------------
                    2.20%             1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global Multisector         Bloomberg Barclays Global
                    Income Fund                        Aggregate Bond Index
10/08               $  9,550                           $ 10,000
10/09               $ 11,611                           $ 11,841
10/10               $ 12,448                           $ 12,657
10/11               $ 12,849                           $ 13,172
10/12               $ 13,617                           $ 13,639
10/13               $ 13,557                           $ 13,429
10/14               $ 13,985                           $ 13,458
10/15               $ 13,846                           $ 13,045
10/16               $ 14,621                           $ 13,774
10/17               $ 15,169                           $ 13,936
10/18               $ 14,500                           $ 13,650

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Performance Update | 10/31/18                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------
                                                       BBG
                                                       Barclays
                                                       Global
                                                       Aggregate
                    If                If               Bond
Period              Held              Redeemed         Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)         3.40%             3.40%            3.16%
5 years              0.48              0.48             0.33
1 year              -5.19             -5.19            -2.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                    Gross             Net
--------------------------------------------------------------------------------
                    2.28%             1.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global Multisector         Bloomberg Barclays Global
                    Income Fund                        Aggregate Bond Index
10/08               $ 10,000                           $ 10,000
10/09               $ 12,055                           $ 11,841
10/10               $ 12,833                           $ 12,657
10/11               $ 13,140                           $ 13,172
10/12               $ 13,809                           $ 13,639
10/13               $ 13,638                           $ 13,429
10/14               $ 13,943                           $ 13,458
10/15               $ 13,682                           $ 13,045
10/16               $ 14,321                           $ 13,774
10/17               $ 14,733                           $ 13,936
10/18               $ 13,968                           $ 13,650

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2019, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 13

Performance Update | 10/31/18                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------
                                      BBG
                                      Barclays
                    Net               Global
                    Asset             Aggregate
                    Value             Bond
Period              (NAV)             Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)         4.52%             3.16%
5 years              1.60              0.33
1 year              -4.29             -2.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                    Gross             Net
--------------------------------------------------------------------------------
                    1.24%             0.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Global Multisector         Bloomberg Barclays Global
                    Income Fund                        Aggregate Bond Index
10/08               $ 5,000,000                        $ 5,000,000
10/09               $ 6,084,426                        $ 5,920,600
10/10               $ 6,539,551                        $ 6,328,327
10/11               $ 6,778,889                        $ 6,586,220
10/12               $ 7,203,399                        $ 6,819,452
10/13               $ 7,185,284                        $ 6,714,396
10/14               $ 7,430,696                        $ 6,729,201
10/15               $ 7,384,480                        $ 6,522,341
10/16               $ 7,808,069                        $ 6,886,974
10/17               $ 8,127,831                        $ 6,967,974
10/18               $ 7,778,909                        $ 6,825,174

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000

     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector
Income Fund

Based on actual returns from May 1, 2018, through October 31, 2018.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/1/18            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $  957.91    $  954.01    $  959.59
on 10/31/18
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    4.94    $    8.91    $    3.70
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.81%, and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2018, through October 31, 2018.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/1/18            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,020.16    $1,016.08    $1,021.42
on 10/31/18
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.09    $    9.20    $    3.82
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.81%, and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Schedule of Investments | 10/31/18

-----------------------------------------------------------------------------------------------------
Shares                                                                                   Value
-----------------------------------------------------------------------------------------------------
                         UNAFFILIATED ISSUERS -- 98.8%
                         CONVERTIBLE PREFERRED STOCKS --
                         1.2% of Net Assets
                         BANKS -- 1.2%
                         Diversified Banks -- 1.2%
              229(a)     Bank of America Corp., 7.25%                                    $    291,128
              220(a)     Wells Fargo & Co., 7.5%                                              279,838
                                                                                         ------------
                         Total Banks                                                     $    570,966
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCKS
                         (Cost $565,411)                                                 $    570,966
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
-----------------------------------------------------------------------------------------------------
                         ASSET BACKED SECURITIES -- 0.4% of Net Assets
                         BANKS -- 0.4%
                         Thrifts & Mortgage Finance -- 0.4%
           70,000        Hardee's Funding LLC, Series 2018-1A, Class A2II,
                         4.959%, 6/20/48 (144A)                                          $     69,531
          100,000        Progress Residential Trust, Series 2017-SFR1, Class E,
                         4.261%, 8/17/34 (144A)                                                98,074
           39,459(b)     RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%,
                         8/25/22 (144A)                                                        39,199
              201(b)     Structured Asset Securities Corp., Series 2004-19XS,
                         Class A6B, 5.005%, 10/25/34                                              206
            4,733(b)     Terwin Mortgage Trust, Series 2005-16HE, Class AF2,
                         4.761%, 9/25/36                                                        4,731
                                                                                         ------------
                         Total Banks                                                     $    211,741
-----------------------------------------------------------------------------------------------------
                         TOTAL ASSET BACKED SECURITIES
                         (Cost $214,294)                                                 $    211,741
-----------------------------------------------------------------------------------------------------
                         COLLATERALIZED MORTGAGE OBLIGATIONS --
                         6.7% of Net Assets
                         BANKS -- 6.0%
                         Thrifts & Mortgage Finance -- 6.0%
           47,309(c)     Agate Bay Mortgage Trust, Series 2015-1, Class A13,
                         3.5%, 1/25/45 (144A)                                            $     45,645
              490(d)     Alternative Loan Trust, Series 2003-14T1, Class A9,
                         2.731% (1 Month USD LIBOR + 45 bps), 8/25/18                             322
          100,000(d)     Arbor Realty Commercial Real Estate Notes, Ltd.,
                         Series 2017-FL1, Class B, 4.78% (1 Month USD
                         LIBOR + 250 bps), 4/15/27 (144A)                                     102,250
          100,000(d)     BAMLL Commercial Mortgage Securities Trust, Series
                         2014-FL1, Class B, 4.358% (1 Month USD
                         LIBOR + 220 bps), 12/15/31 (144A)                                    100,142
           80,000        BANK, Series 2017-BNK5, Class AS, 3.624%, 6/15/60                     77,561
           50,000(c)     BANK, Series 2017-BNK8, Class B, 3.931%, 11/15/50                     48,814
           59,223(b)(e)  Bayview Commercial Asset Trust, Series 2007-2A,
                         Class IO, 7/25/37 (144A)                                                  --

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance -- (continued)
          150,000        Benchmark Mortgage Trust, Series 2018-B2, Class A4,
                         3.615%, 2/15/51                                                 $    146,177
            2,819(c)     CHL Mortgage Pass-Through Trust, Series 2003-56,
                         Class 4A2, 4.172%, 12/25/33                                            2,908
          100,000(c)     Citigroup Commercial Mortgage Trust, Series 2014-GC19,
                         Class B, 4.805%, 3/10/47                                             102,932
           75,000(c)     Citigroup Commercial Mortgage Trust, Series 2014-GC25,
                         Class B, 4.345%, 10/10/47                                             75,628
          100,000        Citigroup Commercial Mortgage Trust, Series 2015-GC27,
                         Class A5, 3.137%, 2/10/48                                             96,365
          250,000        Citigroup Commercial Mortgage Trust, Series 2016-P5,
                         Class D, 3.0%, 10/10/49 (144A)                                       210,509
          100,000(d)     CLNS Trust, Series 2017-IKPR, Class C, 3.387%
                         (1 Month USD LIBOR + 110 bps), 6/11/32 (144A)                         99,874
          100,000(d)     Cold Storage Trust, Series 2017-ICE3, Class C, 3.63%
                         (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                        100,153
           50,000        COMM Mortgage Trust, Series 2013-LC6, Class A4,
                         2.941%, 1/10/46                                                       48,869
          100,000(c)     COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                         3.685%, 5/10/48 (144A)                                                98,977
          100,000(c)     COMM Mortgage Trust, Series 2015-CR25, Class B,
                         4.545%, 8/10/48                                                      101,683
           88,219        Commercial Mortgage Pass Through Certificates,
                         Series 2012-CR3, Class A3, 2.822%, 10/15/45                           86,232
          242,459        Commercial Mortgage Pass Through Certificates,
                         Series 2016-CR28, Class AHR, 3.651%, 2/10/49                         237,319
           50,000(c)     CSAIL Commercial Mortgage Trust, Series 2016-C5,
                         Class C, 4.537%, 11/15/48                                             49,435
           25,000        GS Mortgage Securities Corp. II, Series 2013-GC10,
                         Class B, 3.682%, 2/10/46 (144A)                                       24,522
          150,000(c)     GS Mortgage Securities RE-Remic Trust, Series
                         2015-FRR1, Class K3A, 3.072%, 6/27/41                                149,701
          100,000(d)     IMT Trust, Series 2017-APTS, Class BFL, 3.23% (1 Month
                         USD LIBOR + 95 bps), 6/15/34 (144A)                                   99,969
           45,616(d)     Interstar Millennium Trust, Series 2003-3G, Class A2,
                         2.881% (3 Month USD LIBOR + 50 bps), 9/27/35                          44,453
           26,188        JP Morgan Chase Commercial Mortgage Securities Trust,
                         Series 2011-C5, Class A3, 4.171%, 8/15/46                             26,612
           75,000        JP Morgan Chase Commercial Mortgage Securities Trust,
                         Series 2012-LC9, Class A5, 2.84%, 12/15/47                            72,818
           71,708(c)     JP Morgan Mortgage Trust, Series 2016-3, Class 2A1,
                         3.0%, 10/25/46 (144A)                                                 69,714
           50,000        JPMBB Commercial Mortgage Securities Trust, Series
                         2014-C22, Class A4, 3.801%, 9/15/47                                   50,139
          199,520(c)     Mill City Mortgage Loan Trust, Series 2017-3, Class M2,
                         3.25%, 1/25/61 (144A)                                                188,397
          100,000(c)     Morgan Stanley Bank of America Merrill Lynch Trust,
                         Series 2015-C22, Class D, 4.237%, 4/15/48 (144A)                      87,777

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance -- (continued)
          105,000        Morgan Stanley Capital I Trust, Series 2016-UBS9,
                         Class D, 3.0%, 3/15/49 (144A)                                   $     88,087
GBP        31,861(d)     Paragon Secured Finance No. 1 Plc, Series 1, Class A,
                         1.202% (3 Month GBP LIBOR + 40 bps), 11/15/35                         40,693
          205,623(c)     Sequoia Mortgage Trust, Series 2013-4, Class A2,
                         2.5%, 4/25/43                                                        189,238
                                                                                         ------------
                         Total Banks                                                     $  2,963,915
-----------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 0.0%+
                         Other Diversified Financial Services -- 0.0%+
               69(d)     RALI Trust, Series 2002-QS16, Class A2, 2.831%
                         (1 Month USD LIBOR + 55 bps), 10/25/17                          $         69
                                                                                         ------------
                         Total Diversified Financials                                    $         69
-----------------------------------------------------------------------------------------------------
                         GOVERNMENT -- 0.7%
            4,909        Federal National Mortgage Association REMICS,
                         Series 2009-36, Class HX, 4.5%, 6/25/29                         $      4,995
           45,000(c)     FREMF Mortgage Trust, Series 2010-K9, Class B,
                         5.207%, 9/25/45 (144A)                                                46,285
           50,000(c)     FREMF Mortgage Trust, Series 2015-K51, Class B,
                         3.953%, 10/25/48 (144A)                                               48,788
           19,932        Government National Mortgage Association, Series
                         2005-61, Class UZ, 5.25%, 8/16/35                                     20,899
           19,116        Government National Mortgage Association, Series
                         2009-83, Class EB, 4.5%, 9/20/39                                      19,723
          195,259        Government National Mortgage Association, Series
                         2018-20, Class A, 2.5%, 9/16/49                                      189,618
                                                                                         ------------
                         Total Government                                                $    330,308
-----------------------------------------------------------------------------------------------------
                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                         (Cost $3,367,828)                                               $  3,294,292
-----------------------------------------------------------------------------------------------------
                         CORPORATE BONDS -- 34.9% of Net Assets
                         AUTOMOBILES & COMPONENTS -- 0.4%
                         Automobile Manufacturers -- 0.4%
          110,000        Ford Motor Co., 4.346%, 12/8/26                                 $     99,757
           90,000        General Motors Co., 6.6%, 4/1/36                                      92,101
                                                                                         ------------
                         Total Automobiles & Components                                  $    191,858
-----------------------------------------------------------------------------------------------------
                         BANKS -- 6.2%
                         Diversified Banks -- 5.6%
          200,000        Access Bank Plc, 10.5%, 10/19/21 (144A)                         $    212,880
EUR       200,000(c)     Barclays Plc, 2.625% (5 Year EUR Swap Rate + 245
                         bps), 11/11/25                                                       229,044
EUR       150,000        BNP Paribas SA, 2.375%, 2/17/25                                      173,436
EUR       200,000        BPCE SA, 2.875%, 4/22/26                                             237,449
EUR       200,000        CaixaBank SA, 1.125%, 5/17/24                                        220,532
           75,000        Cooperatieve Rabobank UA, 3.875%, 2/8/22                              75,400

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 19

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         Diversified Banks -- (continued)
EUR       200,000(a)(c)  Erste Group Bank AG, 8.875% (5 Year EUR Swap
                         Rate + 902 bps)                                                 $    259,551
EUR       100,000        HSBC Holdings Plc, 0.875%, 9/6/24                                    111,220
EUR       200,000(c)     ING Groep NV, 3.0% (5 Year EUR Swap Rate + 285
                         bps), 4/11/28                                                        237,516
EUR       200,000(a)(c)  Lloyds Banking Group Plc, 6.375% (5 Year EUR Swap
                         Rate + 529 bps)                                                      237,705
EUR       100,000(d)     Mediobanca Banca di Credito Finanziario S.p.A.,
                         0.481% (3 Month EURIBOR + 80 bps), 5/18/22                           107,458
          200,000        QNB Finansbank AS, 4.875%, 5/19/22 (144A)                            184,712
          200,000(a)(c)  Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                         Swap Rate + 572 bps)                                                 206,375
EUR       200,000        UBS Group Funding Switzerland AG, 1.75%, 11/16/22                    235,028
                                                                                         ------------
                                                                                         $  2,728,306
-----------------------------------------------------------------------------------------------------
                         Regional Banks -- 0.2%
           90,000(c)     SunTrust Bank, 2.59% (3 Month USD LIBOR + 30 bps),
                         1/29/21                                                         $     89,095
-----------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance -- 0.4%
EUR       100,000        Leeds Building Society, 1.375%, 5/5/22                          $    114,921
EUR       100,000        Nykredit Realkredit AS, 0.75%, 7/14/21                               114,304
                                                                                         ------------
                                                                                         $    229,225
                                                                                         ------------
                         Total Banks                                                     $  3,046,626
-----------------------------------------------------------------------------------------------------
                         CAPITAL GOODS -- 0.8%
                         Aerospace & Defense -- 0.4%
           50,000        Embraer Netherlands Finance BV, 5.4%, 2/1/27                    $     51,612
          125,000        Rockwell Collins, Inc., 3.2%, 3/15/24                                119,703
           40,000        United Technologies Corp., 4.125%, 11/16/28                           39,288
                                                                                         ------------
                                                                                         $    210,603
-----------------------------------------------------------------------------------------------------
                         Building Products -- 0.1%
           35,000        Owens Corning, 3.4%, 8/15/26                                    $     31,702
           35,000        Owens Corning, 4.2%, 12/1/24                                          34,526
                                                                                         ------------
                                                                                         $     66,228
-----------------------------------------------------------------------------------------------------
                         Electrical Components & Equipment -- 0.3%
      EUR 100,000        Legrand SA, 1.875%, 7/6/32                                      $    116,975
                                                                                         ------------
                         Total Capital Goods                                             $    393,806
-----------------------------------------------------------------------------------------------------
                         CONSUMER SERVICES -- 0.3%
                         Casinos & Gaming -- 0.1%
           50,000        Scientific Games International, Inc., 10.0%, 12/1/22            $     52,250
-----------------------------------------------------------------------------------------------------
                         Hotels, Resorts & Cruise Lines -- 0.2%
EUR       100,000        Accor SA, 1.25%, 1/25/24                                        $    113,837
                                                                                         ------------
                         Total Consumer Services                                         $    166,087
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 4.6%
                         Consumer Finance -- 1.8%
          125,000        Capital One Financial Corp., 4.25%, 4/30/25                     $    123,166
INR    59,920,000        International Finance Corp., 6.3%, 11/25/24                          756,940
                                                                                         ------------
                                                                                         $    880,106
-----------------------------------------------------------------------------------------------------
                         Diversified Capital Markets -- 1.2%
          200,000(a)(c)  Credit Suisse Group AG, 7.125% (5 Year USD Swap
                         Rate + 511 bps)                                                 $    203,000
          150,000        Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                      138,750
EUR       200,000(a)(c)  Intesa Sanpaolo S.p.A., 7.75% (5 Year EUR Swap
                         Rate + 719 bps)                                                      231,698
                                                                                         ------------
                                                                                         $    573,448
-----------------------------------------------------------------------------------------------------
                         Financial Exchanges & Data -- 0.1%
           20,000        Moody's Corp., 3.25%, 6/7/21                                    $     19,881
-----------------------------------------------------------------------------------------------------
                         Investment Banking & Brokerage -- 0.7%
EUR       100,000        Goldman Sachs Group, Inc., 1.625%, 7/27/26                      $    111,987
          105,000(c)     Goldman Sachs Group, Inc., 4.223% (3 Month USD
                         LIBOR + 130 bps), 5/1/29                                             101,805
           75,000        Morgan Stanley, 4.1%, 5/22/23                                         74,868
           50,000        Morgan Stanley, 4.875%, 11/1/22                                       51,582
                                                                                         ------------
                                                                                         $    340,242
-----------------------------------------------------------------------------------------------------
                         Other Diversified Financial Services -- 0.1%
NZD       100,000        JPMorgan Chase & Co., 4.25%, 11/2/18                            $     65,198
-----------------------------------------------------------------------------------------------------
                         Specialized Finance -- 0.7%
           56,000        Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                   $     58,080
          200,000        Gerdau Trade, Inc., 4.875%, 10/24/27 (144A)                          185,600
EUR       100,000        Holcim Finance Luxembourg SA, 2.25%, 5/26/28                         110,921
                                                                                         ------------
                                                                                         $    354,601
                                                                                         ------------
                         Total Diversified Financials                                    $  2,233,476
-----------------------------------------------------------------------------------------------------
                         ENERGY -- 4.1%
                         Integrated Oil & Gas -- 1.2%
EUR       175,000        BP Capital Markets Plc, 1.373%, 3/3/22                          $    205,489
EUR       200,000(c)     Repsol International Finance BV, 4.5% (10 Year EUR
                         Swap Rate + 420 bps), 3/25/75                                        240,716
EUR       100,000(a)(c)  TOTAL SA, 2.25% (5 Year EUR Swap Rate + 186 bps)                     115,577
ARS     2,154,200        YPF SA, 16.5%, 5/9/22 (144A)                                          37,354
                                                                                         ------------
                                                                                         $    599,136
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production -- 0.3%
          120,000        Continental Resources, Inc., 4.375%, 1/15/28                    $    116,001
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Refining & Marketing -- 0.6%
           85,000        EnLink Midstream Partners LP, 5.45%, 6/1/47                     $     71,618
           80,000        Marathon Petroleum Corp., 5.375%, 10/1/22 (144A)                      81,362

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 21

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Refining & Marketing -- (continued)
          125,000        Phillips 66 Partners LP, 3.75%, 3/1/28                          $    115,725
           29,000        Valero Energy Corp., 6.625%, 6/15/37                                  33,207
                                                                                         ------------
                                                                                         $    301,912
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Storage & Transportation -- 2.0%
           55,000        Cheniere Energy Partners LP, 5.25%, 10/1/25                     $     53,969
           75,000        Enable Midstream Partners LP, 3.9%, 5/15/24                           72,233
          100,000        Enable Midstream Partners LP, 4.4%, 3/15/27                           94,716
          100,000        Energy Transfer Equity LP, 5.875%, 1/15/24                           105,125
           60,000        Energy Transfer Partners LP, 6.0%, 6/15/48                            59,456
           81,000        Enterprise Products Operating LLC, 2.8%, 2/15/21                      79,805
          185,000        Kinder Morgan, Inc., 5.55%, 6/1/45                                   185,150
          125,000        MPLX LP, 4.875%, 12/1/24                                             127,999
           60,000        Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                           60,279
           60,000        Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                59,215
           57,000        Williams Cos., Inc., 5.75%, 6/24/44                                   57,202
           13,000        Williams Cos., Inc., 7.75%, 6/15/31                                   15,515
                                                                                         ------------
                                                                                         $    970,664
                                                                                         ------------
                         Total Energy                                                    $  1,987,713
-----------------------------------------------------------------------------------------------------
                         FOOD & STAPLES RETAILING -- 0.5%
                         Drug Retail -- 0.4%
          165,000        CVS Health Corp., 4.1%, 3/25/25                                 $    163,005
           11,672        CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                        12,268
                                                                                         ------------
                                                                                         $    175,273
-----------------------------------------------------------------------------------------------------
                         Food Retail -- 0.1%
           75,000        Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)           $     69,329
                                                                                         ------------
                         Total Food & Staples Retailing                                  $    244,602
-----------------------------------------------------------------------------------------------------
                         FOOD, BEVERAGE & TOBACCO -- 1.1%
                         Distillers & Vintners -- 0.1%
           55,000        Constellation Brands, Inc., 2.25%, 11/6/20                      $     53,717
-----------------------------------------------------------------------------------------------------
                         Packaged Foods & Meats -- 0.5%
          100,000        Bacardi, Ltd., 5.3%, 5/15/48 (144A)                             $     92,993
GBP       100,000        Boparan Finance Plc, 5.5%, 7/15/21 (144A)                            111,878
           65,000        Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                          63,886
                                                                                         ------------
                                                                                         $    268,757
-----------------------------------------------------------------------------------------------------
                         Tobacco -- 0.5%
EUR       100,000        BAT Capital Corp., 1.125%, 11/16/23                             $    113,074
EUR       100,000        Imperial Brands Finance Plc, 2.25%, 2/26/21                          117,956
                                                                                         ------------
                                                                                         $    231,030
                                                                                         ------------
                         Total Food, Beverage & Tobacco                                  $    553,504
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
                         Health Care Distributors -- 0.2%
          116,000        Cardinal Health, Inc., 3.079%, 6/15/24                          $    108,850
-----------------------------------------------------------------------------------------------------
                         Health Care Equipment -- 0.9%
           24,000        Abbott Laboratories, 3.75%, 11/30/26                            $     23,628
          190,000(d)     Becton Dickinson & Co., 3.261% (3 Month USD
                         LIBOR + 88 bps), 12/29/20                                            190,152
          100,000        Boston Scientific Corp., 4.0%, 3/1/28                                 97,751
          120,000        Medtronic, Inc., 3.15%, 3/15/22                                      118,668
                                                                                         ------------
                                                                                         $    430,199
-----------------------------------------------------------------------------------------------------
                         Health Care Facilities -- 0.1%
           45,000        Halfmoon Parent, Inc., 4.375%, 10/15/28 (144A)                  $     44,012
-----------------------------------------------------------------------------------------------------
                         Health Care Services -- 0.3%
          173,000        Rede D'or Finance S.a.r.l., 4.95%, 1/17/28 (144A)               $    152,977
-----------------------------------------------------------------------------------------------------
                         Health Care Technology -- 0.2%
EUR       100,000        Quintiles IMS, Inc., 2.875%, 9/15/25 (144A)                     $    110,458
-----------------------------------------------------------------------------------------------------
                         Managed Health Care -- 0.4%
           38,000        Anthem, Inc., 3.35%, 12/1/24                                    $     36,613
           40,000        Anthem, Inc., 3.65%, 12/1/27                                          37,391
            6,000        Anthem, Inc., 4.101%, 3/1/28                                           5,800
           30,000        Centene Corp., 5.625%, 2/15/21                                        30,450
           80,000        Humana, Inc., 3.95%, 3/15/27                                          77,551
                                                                                         ------------
                                                                                         $    187,805
                                                                                         ------------
                         Total Health Care Equipment & Services                          $  1,034,301
-----------------------------------------------------------------------------------------------------
                         INSURANCE -- 3.2%
                         Life & Health Insurance -- 1.0%
EUR       100,000(c)     CNP Assurances, 6.0% (3 Month EURIBOR + 447 bps),
                         9/14/40                                                         $    123,450
EUR       100,000(a)(c)  NN Group NV, 4.375% (3 Month EURIBOR + 390 bps)                      116,949
           60,000        Protective Life Corp., 4.3%, 9/30/28 (144A)                           58,326
           45,000        Protective Life Corp., 7.375%, 10/15/19                               46,720
          100,000        Teachers Insurance & Annuity Association of America,
                         4.9%, 9/15/44 (144A)                                                 103,234
           65,000        Torchmark Corp., 4.55%, 9/15/28                                       64,735
                                                                                         ------------
                                                                                         $    513,414
-----------------------------------------------------------------------------------------------------
                         Multi-line Insurance -- 1.6%
EUR       100,000(a)(c)  Allianz SE, 3.375% (EUAMDB10 + 320 bps)                         $    118,519
EUR       200,000        Assicurazioni Generali S.p.A., 4.125%, 5/4/26                        232,014
EUR       100,000(c)     Aviva Plc, 6.125% (5 Year EUR Swap Rate + 513 bps), 7/5/43           130,117
EUR       100,000(a)(c)  AXA SA, 3.875% (11 Year EUR Swap Rate + 325 bps)                     116,276
           60,000        AXA SA, 8.6%, 12/15/30                                                76,200
          100,000        Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                130,064
                                                                                         ------------
                                                                                         $    803,190
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 23

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         Property & Casualty Insurance -- 0.3%
           35,000        Delphi Financial Group, Inc., 7.875%, 1/31/20                   $     36,733
          100,000(c)     Farmers Insurance Exchange, 4.747% (3 Month USD
                         LIBOR + 323 bps), 11/1/57 (144A)                                      88,234
                                                                                         ------------
                                                                                         $    124,967
-----------------------------------------------------------------------------------------------------
                         Reinsurance -- 0.3%
EUR       100,000(c)     Muenchener Rueckversicherungs-Gesellschaft AG in
                         Muenchen, 6.25% (3 Month EURIBOR + 495 bps),
                         5/26/42                                                         $    133,466
                                                                                         ------------
                         Total Insurance                                                 $  1,575,037
-----------------------------------------------------------------------------------------------------
                         MATERIALS -- 1.6%
                         Construction Materials -- 0.8%
EUR       100,000        Buzzi Unicem S.p.A., 2.125%, 4/28/23                            $    113,397
EUR       125,000        CRH Finance, DAC, 3.125%, 4/3/23                                     156,409
EUR       100,000        HeidelbergCement AG, 2.25%, 6/3/24                                   117,899
                                                                                         ------------
                                                                                         $    387,705
-----------------------------------------------------------------------------------------------------
                         Diversified Chemicals -- 0.2%
EUR       100,000        Arkema SA, 1.5%, 1/20/25                                        $    115,076
-----------------------------------------------------------------------------------------------------
                         Diversified Metals & Mining -- 0.3%
EUR       100,000        Anglo American Capital Plc, 3.25%, 4/3/23                       $    120,720
-----------------------------------------------------------------------------------------------------
                         Paper Packaging -- 0.1%
           50,000        International Paper Co., 4.8%, 6/15/44                          $     45,682
            5,000        International Paper Co., 6.0%, 11/15/41                                5,279
                                                                                         ------------
                                                                                         $     50,961
-----------------------------------------------------------------------------------------------------
                         Specialty Chemicals -- 0.2%
EUR       100,000        Covestro AG, 1.75%, 9/25/24                                     $    118,440
                                                                                         ------------
                         Total Materials                                                 $    792,902
-----------------------------------------------------------------------------------------------------
                         MEDIA & ENTERTAINMENT -- 1.2%
                         Broadcasting -- 0.4%
          200,000        CSC Holdings LLC, 5.375%, 2/1/28 (144A)                         $    188,500
-----------------------------------------------------------------------------------------------------
                         Cable & Satellite -- 0.6%
           60,000        Comcast Corp., 4.15%, 10/15/28                                  $     59,507
           50,000        Comcast Corp., 4.25%, 10/15/30                                        49,316
EUR       150,000        Sky Plc, 1.5%, 9/15/21                                               175,603
                                                                                         ------------
                                                                                         $    284,426
-----------------------------------------------------------------------------------------------------
                         Movies & Entertainment -- 0.2%
EUR        90,000        WMG Acquisition Corp., 4.125%, 11/1/24 (144A)                   $    105,863
                                                                                         ------------
                         Total Media & Entertainment                                     $    578,789
-----------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY &
                         LIFE SCIENCES -- 1.3%
                         Biotechnology -- 0.3%
          115,000        Biogen, Inc., 5.2%, 9/15/45                                     $    115,212
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         Pharmaceuticals -- 1.0%
EUR       100,000        Bausch Health Cos., Inc., 4.5%, 5/15/23                         $    109,473
          200,000        Perrigo Finance Unlimited Co., 3.9%, 12/15/24                        191,765
          206,000        Shire Acquisitions Investments Ireland, DAC,
                         2.875%, 9/23/23                                                      194,332
                                                                                         ------------
                                                                                         $    495,570
                                                                                         ------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences            $    610,782
-----------------------------------------------------------------------------------------------------
                         REAL ESTATE -- 2.1%
                         Diversified REIT -- 1.0%
EUR       100,000(a)(c)  ATF Netherlands BV, 3.75% (5 Year EUR Swap
                         Rate + 438 bps)                                                 $    112,577
           55,000        Essex Portfolio LP, 3.625%, 5/1/27                                    51,951
EUR       200,000        GELF Bond Issuer I SA, 0.875%, 10/20/22                              226,151
EUR       100,000        Merlin Properties Socimi SA, 2.225%, 4/25/23                         117,581
                                                                                         ------------
                                                                                         $    508,260
-----------------------------------------------------------------------------------------------------
                         Health Care REIT -- 0.1%
           60,000        Healthcare Trust of America Holdings LP, 3.75%, 7/1/27          $     55,965
-----------------------------------------------------------------------------------------------------
                         Office REIT -- 0.2%
           25,000        Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23            $     24,985
           40,000        Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                   40,954
           35,000        Highwoods Realty LP, 3.625%, 1/15/23                                  34,212
                                                                                         ------------
                                                                                         $    100,151
-----------------------------------------------------------------------------------------------------
                         Real Estate Development -- 0.5%
EUR       100,000        Akelius Residential Property AB, 1.125%, 3/14/24                $    109,089
EUR       100,000        Annington Funding Plc, 1.65%, 7/12/24                                111,287
                                                                                         ------------
                                                                                         $    220,376
-----------------------------------------------------------------------------------------------------
                         Residential REIT -- 0.1%
           27,000        UDR, Inc., 4.0%, 10/1/25                                        $     26,656
           25,000        UDR, Inc., 4.4%, 1/26/29                                              25,036
                                                                                         ------------
                                                                                         $     51,692
-----------------------------------------------------------------------------------------------------
                         Specialized REIT -- 0.2%
          100,000        Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
                         LLC, 6.0%, 4/15/23 (144A)                                       $     96,000
                                                                                         ------------
                         Total Real Estate                                               $  1,032,444
-----------------------------------------------------------------------------------------------------
                         RETAILING -- 0.3%
                         Internet & Direct Marketing Retail -- 0.3%
          125,000        Booking Holdings, Inc., 3.55%, 3/15/28                          $    116,909
           50,000        Expedia, Inc., 3.8%, 2/15/28                                          45,256
                                                                                         ------------
                         Total Retailing                                                 $    162,165
-----------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 0.1%
                         Data Processing & Outsourced Services -- 0.1%
           36,000        Fiserv, Inc., 3.8%, 10/1/23                                     $     35,930
                                                                                         ------------
                         Total Software & Services                                       $     35,930
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 25

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                         Electronic Components -- 0.3%
           41,000        Amphenol Corp., 3.2%, 4/1/24                                    $     39,092
EUR       100,000        Belden, Inc., 2.875%, 9/15/25 (144A)                                 110,592
                                                                                         ------------
                                                                                         $    149,684
-----------------------------------------------------------------------------------------------------
                         Electronic Manufacturing Services -- 0.2%
          100,000        Flex, Ltd., 4.625%, 2/15/20                                     $    100,301
                                                                                         ------------
                         Total Technology Hardware & Equipment                           $    249,985
-----------------------------------------------------------------------------------------------------
                         TELECOMMUNICATION SERVICES -- 2.0%
                         Integrated Telecommunication Services -- 1.0%
           40,000        Frontier Communications Corp., 7.125%, 1/15/23                  $     26,600
GBP       100,000        Koninklijke KPN NV, 5.0%, 11/18/26                                   145,977
EUR       125,000(a)(c)  Orange SA, 5.0% (5 Year EUR Swap Rate + 399 bps)                     153,448
EUR       100,000        Telekom Finanzmanagement GmbH, 3.5%, 7/4/23                          128,119
           25,000        Unison Ground Lease Funding LLC, 2.981%,
                         3/15/20 (144A)                                                        24,745
                                                                                         ------------
                                                                                         $    478,889
-----------------------------------------------------------------------------------------------------
                         Wireless Telecommunication Services -- 1.0%
          200,000        Digicel, Ltd., 6.0%, 4/15/21 (144A)                             $    181,500
          200,000        MTN Mauritius Investment, Ltd., 6.5%, 10/13/26 (144A)                192,900
           50,000        SBA Tower Trust, 2.877%, 7/9/21 (144A)                                48,829
           50,000        Sprint Corp., 7.25%, 9/15/21                                          52,250
                                                                                         ------------
                                                                                         $    475,479
                                                                                         ------------
                         Total Telecommunication Services                                $    954,368
-----------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 0.5%
                         Airlines -- 0.0%+
            4,701        Delta Air Lines 2010-2 Class A Pass Through Trust,
                         4.95%, 5/23/19                                                  $      4,720
           15,000        Delta Air Lines, Inc., 2.875%, 3/13/20                                14,861
                                                                                         ------------
                                                                                         $     19,581
-----------------------------------------------------------------------------------------------------
                         Highways & Railtracks -- 0.5%
EUR       100,000        Brisa Concessao Rodoviaria SA, 2.0%, 3/22/23                    $    118,541
EUR       100,000(a)(c)  Ferrovial Netherlands BV, 2.124% (5 Year EUR Swap
                         Rate + 213 bps)                                                      100,857
                                                                                         ------------
                                                                                         $    219,398
                                                                                         ------------
                         Total Transportation                                            $    238,979
-----------------------------------------------------------------------------------------------------
                         UTILITIES -- 2.0%
                         Electric Utilities -- 0.9%
EUR       100,000        Coentreprise de Transport d'Electricite SA,
                         0.875%, 9/29/24                                                 $    112,438
            5,000        Edison International, 2.4%, 9/15/22                                    4,715
EUR       100,000        EDP Finance BV, 1.875%, 9/29/23                                      116,940
GBP        75,000        innogy Finance BV, 5.625%, 12/6/23                                   111,766

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         Electric Utilities -- (continued)
           85,000        NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27            $     80,816
           40,000(a)(c)  Southern California Edison Co., 6.25% (3 Month USD
                         LIBOR + 420 bps)                                                      41,200
                                                                                         ------------
                                                                                         $    467,875
-----------------------------------------------------------------------------------------------------
                         Gas Utilities -- 0.7%
           15,000        Boston Gas Co., 3.15%, 8/1/27 (144A)                            $     13,988
GBP       125,000        Cadent Finance Plc, 2.125%, 9/22/28                                  149,658
           80,413        Nakilat, Inc., 6.267%, 12/31/33 (144A)                                87,916
           90,000        Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                   84,385
                                                                                         ------------
                                                                                         $    335,947
-----------------------------------------------------------------------------------------------------
                         Multi-Utilities -- 0.4%
EUR       100,000        FCC Aqualia SA, 1.413%, 6/8/22                                  $    114,511
           65,000        Sempra Energy, 3.4%, 2/1/28                                           60,205
                                                                                         ------------
                                                                                         $    174,716
                                                                                         ------------
                         Total Utilities                                                 $    978,538
-----------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS
                         (Cost $17,836,903)                                              $ 17,061,892
-----------------------------------------------------------------------------------------------------
                         FOREIGN GOVERNMENT BONDS --
                         24.5% of Net Assets
                         Angola -- 0.4%
          200,000        Angolan Government International Bond, 8.25%,
                         5/9/28 (144A)                                                   $    199,798
-----------------------------------------------------------------------------------------------------
                         Argentina -- 1.7%
          100,000        Argentine Republic Government International Bond,
                         6.875%, 1/26/27                                                 $     83,250
          300,000        Argentine Republic Government International Bond,
                         7.5%, 4/22/26                                                        261,750
          250,000        Autonomous City of Buenos Aires Argentina, 7.5%,
                         6/1/27 (144A)                                                        218,500
          300,000        Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                    267,753
                                                                                         ------------
                                                                                         $    831,253
-----------------------------------------------------------------------------------------------------
                         Austria -- 0.2%
EUR        50,000        Republic of Austria Government Bond, 4.15%,
                         3/15/37 (144A)                                                  $     84,961
-----------------------------------------------------------------------------------------------------
                         Bahrain -- 0.4%
          200,000        Bahrain Government International Bond, 7.0%,
                         10/12/28 (144A)                                                 $    195,228
-----------------------------------------------------------------------------------------------------
                         Dominican Republic -- 0.3%
DOP 8,000,000            Dominican Republic International Bond, 8.9%,
                         2/15/23 (144A)                                                  $    158,163
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 27

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         Ecuador -- 0.1%
           52,632(d)     EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                         8.016% (3 Month USD LIBOR + 563 bps), 9/24/19                   $     52,500
-----------------------------------------------------------------------------------------------------
                         Japan -- 6.4%
JPY   120,000,000        Japan Government Ten Year Bond, 0.1%, 9/20/26                   $  1,067,713
JPY    50,000,000        Japan Government Ten Year Bond, 1.0%, 12/20/21                       457,809
JPY    75,000,000        Japan Government Thirty Year Bond, 0.8%, 12/20/47                    653,023
JPY   110,000,000        Japan Government Twenty Year Bond, 0.6%, 12/20/37                    969,969
                                                                                         ------------
                                                                                         $  3,148,514
-----------------------------------------------------------------------------------------------------
                         Kenya -- 0.4%
          200,000        Kenya Government International Bond, 7.25%,
                         2/28/28 (144A)                                                  $    188,620
-----------------------------------------------------------------------------------------------------
                         Mexico -- 1.5%
MXN     2,400,000        Mexican Bonos, 6.5%, 6/9/22                                     $    110,451
MXN       300,000        Mexican Bonos, 7.5%, 6/3/27                                           13,607
MXN     8,955,000        Mexican Bonos, 8.0%, 12/7/23                                         429,059
MXN     3,523,449        Mexican Udibonos, 2.0%, 6/9/22                                       160,788
                                                                                         ------------
                                                                                         $    713,905
-----------------------------------------------------------------------------------------------------
                         Nigeria -- 0.8%
          408,000        Africa Finance Corp., 4.375%, 4/29/20 (144A)                    $    407,445
-----------------------------------------------------------------------------------------------------
                         Norway -- 1.7%
NOK     6,750,000        Norway Government Bond, 4.5%, 5/22/19 (144A)                    $    815,934
-----------------------------------------------------------------------------------------------------
                         Oman -- 0.8%
          200,000        Oman Government International Bond, 5.375%,
                         3/8/27 (144A)                                                   $    188,300
          200,000        Oman Government International Bond, 5.625%,
                         1/17/28 (144A)                                                       190,500
                                                                                         ------------
                                                                                         $    378,800
-----------------------------------------------------------------------------------------------------
                         Portugal -- 0.3%
EUR       100,000        Portugal Obrigacoes do Tesouro OT, 4.95%,
                         10/25/23 (144A)                                                 $    136,634
-----------------------------------------------------------------------------------------------------
                         Senegal -- 0.4%
          200,000        Senegal Government International Bond, 6.25%,
                         5/23/33 (144A)                                                  $    172,924
-----------------------------------------------------------------------------------------------------
                         Sri Lanka -- 0.9%
          500,000        Sri Lanka Government International Bond, 5.75%,
                         4/18/23 (144A)                                                  $    449,414
-----------------------------------------------------------------------------------------------------
                         Sweden -- 2.8%
SEK     2,300,000        Sweden Government Bond, 2.5%, 5/12/25                                287,240
SEK     9,590,000        Sweden Government Bond, 4.25%, 3/12/19                             1,065,703
                                                                                         ------------
                                                                                         $  1,352,943
-----------------------------------------------------------------------------------------------------
                         Turkey -- 0.4%
          250,000        Turkey Government International Bond, 3.25%, 3/23/23            $    214,375
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         Ukraine -- 0.4%
          200,000        Ukraine Government International Bond, 8.994%, 2/1/24           $    198,250
-----------------------------------------------------------------------------------------------------
                         United Kingdom -- 3.3%
GBP       475,000        United Kingdom Gilt, 0.5%, 7/22/22                              $    597,895
GBP       450,000        United Kingdom Gilt, 3.5%, 1/22/45                                   765,790
GBP       150,000        United Kingdom Gilt, 4.25%, 9/7/39                                   272,033
                                                                                         ------------
                                                                                         $  1,635,718
-----------------------------------------------------------------------------------------------------
                         Uruguay -- 1.3%
UYU    15,035,000        Uruguay Government International Bond, 8.5%,
                         3/15/28 (144A)                                                  $    391,620
UYU     8,516,000        Uruguay Government International Bond, 9.875%,
                         6/20/22 (144A)                                                       255,285
                                                                                         ------------
                                                                                         $    646,905
-----------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN GOVERNMENT BONDS
                         (Cost $12,957,041)                                              $ 11,982,284
-----------------------------------------------------------------------------------------------------
                         INSURANCE-LINKED SECURITIES --
                         0.2% of Net Assets(1)
                         REINSURANCE SIDECARS -- 0.2%
                         Multiperil - Worldwide -- 0.2%
           30,000+(f)    Lorenz Re 2017, Variable Rate Notes, 3/31/20                    $      6,324
           30,000+(f)    Lorenz Re 2018, Variable Rate Notes, 7/1/21                           29,667
           30,000+(f)    Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                          96
           30,000+(f)    Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                         174
           50,000+(f)    Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                          --
           50,000+(f)    Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                      51,065
                                                                                         ------------
                         Total Reinsurance Sidecars                                      $     87,326
-----------------------------------------------------------------------------------------------------
                         TOTAL INSURANCE-LINKED SECURITIES
                         (Cost $97,989)                                                  $     87,326
-----------------------------------------------------------------------------------------------------
                         MUNICIPAL BONDS -- 1.5% of Net Assets(g)
                         Municipal Higher Education -- 0.3%
           25,000        Baylor University, Series A, 4.313%, 3/1/42                     $     23,988
           25,000        California Educational Facilities Authority, Stanford
                         University, Series U-7, 5.0%, 6/1/46                                  30,686
           15,000        Massachusetts Development Finance Agency, Harvard
                         University, Series A, 5.0%, 7/15/40                                   18,143
           20,000        New York State Dormitory Authority, Columbia University,
                         Series A-2, 5.0%, 10/1/46                                             24,661
           50,000        University of Virginia, Refunding General Green,
                         Series A-2, 5.0%, 4/1/45                                              55,640
                                                                                         ------------
                                                                                         $    153,118
-----------------------------------------------------------------------------------------------------
                         Municipal General -- 0.6%
           70,000        JobsOhio Beverage System, Series B, 3.985%, 1/1/29              $     70,781
           20,000        JobsOhio Beverage System, Series B, 4.532%, 1/1/35                    20,893

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 29

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         Municipal General -- (continued)
          125,000        Rhode Island Health & Educational Building Corp.,
                         Brown University, Series A, 4.0%, 9/1/47                        $    125,643
           30,000        Virginia Commonwealth Transportation Board,
                         Transportation Capital Projects, 4.0%, 5/15/31                        31,162
           30,000        Virginia Commonwealth Transportation Board,
                         Transportation Capital Projects, 4.0%, 5/15/32                        31,039
                                                                                         ------------
                                                                                         $    279,518
-----------------------------------------------------------------------------------------------------
                         Municipal Medical -- 0.1%
           30,000        Illinois Finance Authority, Northwestern Memorial
                         Healthcare, 4.0%, 7/15/47                                       $     29,003
           10,000        Massachusetts Development Finance Agency, Partners
                         Healthcare System, 4.0%, 7/1/36                                       10,000
           15,000        Massachusetts Development Finance Agency, Partners
                         Healthcare System, 4.0%, 7/1/41                                       14,779
                                                                                         ------------
                                                                                         $     53,782
-----------------------------------------------------------------------------------------------------
                         Municipal Obligation -- 0.3%
          100,000(h)     Commonwealth of Pennsylvania, 1st Series, 4.0%, 1/1/29          $    103,592
           50,000(h)     State of Texas, Transportation Commission Mobility Fund,
                         Series A, 4.0%, 10/1/44                                               49,838
                                                                                         ------------
                                                                                         $    153,430
-----------------------------------------------------------------------------------------------------
                         Municipal School District -- 0.1%
           25,000(h)     Frisco Independent School District, 4.0%, 8/15/40
                         (PSF-GTD Insured)                                               $     24,927
           25,000(h)     Frisco Independent School District, 4.0%, 8/15/45
                         (PSF-GTD Insured)                                                     24,836
                                                                                         ------------
                                                                                         $     49,763
-----------------------------------------------------------------------------------------------------
                         Municipal Water -- 0.1%
           15,000        JEA Water & Sewer System Revenue, Series A,
                         4.0%, 10/1/35                                                   $     15,419
           15,000        JEA Water & Sewer System Revenue, Series A,
                         4.0%, 10/1/39                                                         15,123
                                                                                         ------------
                                                                                         $     30,542
-----------------------------------------------------------------------------------------------------
                         TOTAL MUNICIPAL BONDS
                         (Cost $745,300)                                                 $    720,153
-----------------------------------------------------------------------------------------------------
                         SENIOR SECURED FLOATING RATE LOAN
                         INTERESTS -- 7.9% of Net Assets*(d)
                         AUTOMOBILES & COMPONENTS -- 0.3%
                         Auto Parts & Equipment -- 0.3%
           98,242        American Axle & Manufacturing, Inc., Tranche B Term
                         Loan, 4.621% (LIBOR + 225 bps), 4/6/24                          $     98,242
           26,019        Energy Acquisition LP, First Lien Initial Term Loan,
                         6.636% (LIBOR + 425 bps), 6/26/25                                     26,214
                                                                                         ------------
                         Total Automobiles & Components                                  $    124,456
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         CAPITAL GOODS -- 0.1%
                         Electrical Components & Equipment -- 0.1%
           49,770        DG Investment Intermediate Holdings 2, Inc. (aka
                         Convergint Technologies Holdings LLC), First Lien Initial
                         Term Loan, 5.302% (LIBOR + 300 bps), 2/3/25                     $     49,459
                                                                                         ------------
                         Total Capital Goods                                             $     49,459
-----------------------------------------------------------------------------------------------------
                         COMMERCIAL & PROFESSIONAL SERVICES -- 0.8%
                         Diversified Support Services -- 0.2%
           69,477        Aristocrat Leisure, Ltd., Term B-3 Loan, 4.219%
                         (LIBOR + 175 bps), 10/19/24                                     $     69,315
           46,117        Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                         5.302% (LIBOR + 300 bps), 11/3/24                                     46,244
                                                                                         ------------
                                                                                         $    115,559
-----------------------------------------------------------------------------------------------------
                         Environmental & Facilities Services -- 0.2%
           11,050        GFL Environmental, Inc., Delayed Draw Term Loan,
                         7.0% (PRIME + 175 bps), 5/30/25                                 $     10,915
           88,728        GFL Environmental, Inc., Effective Date Incremental Term
                         Loan, 5.136% (LIBOR + 275 bps), 5/30/25                               87,647
                                                                                         ------------
                                                                                         $     98,562
-----------------------------------------------------------------------------------------------------
                         Human Resource & Employment Services -- 0.2%
           95,742        On Assignment, Inc., Initial Term B-2 Loan, 4.302%
                         (LIBOR + 200 bps), 4/2/25                                       $     96,021
-----------------------------------------------------------------------------------------------------
                         Office Services & Supplies -- 0.2%
           99,750        West Corp., Incremental Term B-1 Loan, 6.026%
                         (LIBOR + 350 bps), 10/10/24                                     $     98,784
                                                                                         ------------
                         Total Commercial & Professional Services                        $    408,926
-----------------------------------------------------------------------------------------------------
                         CONSUMER SERVICES -- 0.5%
                         Casinos & Gaming -- 0.1%
           49,750        Scientific Games International, Inc., Initial Term B-5 Loan,
                         5.046% (LIBOR + 275 bps), 8/14/24                               $     49,356
-----------------------------------------------------------------------------------------------------
                         Leisure Facilities -- 0.3%
           99,248        Life Time Fitness, Inc., 2017 Refinancing Term Loan,
                         5.063% (LIBOR + 275 bps), 6/10/22                               $     99,419
           50,000        Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.26%
                         (LIBOR + 175 bps), 6/30/22                                            50,200
                                                                                         ------------
                                                                                         $    149,619
-----------------------------------------------------------------------------------------------------
                         Specialized Consumer Services -- 0.1%
           49,125        KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan,
                         6.136% (LIBOR + 375 bps), 2/21/25                               $     49,436
                                                                                         ------------
                         Total Consumer Services                                         $    248,411
-----------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 0.9%
                         Diversified Capital Markets -- 0.3%
          149,374        Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 4.28%
                         (LIBOR + 200 bps), 1/15/25                                      $    149,157
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 31

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         Specialized Finance -- 0.6%
           49,146        1011778 BC Unlimited Liability Co. (New Red Finance,
                         Inc.) (aka Burger King/Tim Hortons), Term B-3 Loan,
                         4.552% (LIBOR + 225 bps), 2/16/24                               $     49,008
           99,750        SBA Senior Finance II LLC, Initial Term Loan, 4.31%
                         (LIBOR + 200 bps), 4/11/25                                            99,667
           49,875        Trans Union LLC, Incremental Term B-4 Loan, 4.302%
                         (LIBOR + 200 bps), 6/19/25                                            49,861
           99,746        Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                         Initial Term Loan, 4.302% (LIBOR + 200 bps), 8/4/23                   99,642
                                                                                         ------------
                                                                                         $    298,178
                                                                                         ------------
                         Total Diversified Financials                                    $    447,335
-----------------------------------------------------------------------------------------------------
                         FOOD, BEVERAGE & TOBACCO -- 0.3%
                         Packaged Foods & Meats -- 0.3%
          129,343        JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                         4.844% (LIBOR + 250 bps), 10/30/22                              $    129,495
                                                                                         ------------
                         Total Food, Beverage & Tobacco                                  $    129,495
-----------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                         Health Care Facilities -- 0.3%
           49,746        ATI Holdings Acquisition, Inc., First Lien Initial Term Loan,
                         5.78% (LIBOR + 350 bps), 5/10/23                                $     49,849
           99,500        HCA, Inc., Tranche B-10 Term Loan, 4.302%
                         (LIBOR + 200 bps), 3/13/25                                           100,087
                                                                                         ------------
                                                                                         $    149,936
-----------------------------------------------------------------------------------------------------
                         Health Care Services -- 0.3%
           98,742(i)     Alliance HealthCare Services, Inc., First Lien Initial
                         Term Loan, 10/24/23                                             $     99,421
           36,542        Gentiva Health Services, Inc., First Lien Closing Date
                         Initial Term Loan, 6.063% (LIBOR + 375 bps), 7/2/25                   36,678
                                                                                         ------------
                                                                                         $    136,099
-----------------------------------------------------------------------------------------------------
                         Health Care Technology -- 0.0%+
           24,375        Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                         Closing Date Term Loan, 5.173% (LIBOR + 275 bps),
                         3/1/24                                                          $     24,377
-----------------------------------------------------------------------------------------------------
                         Managed Health Care -- 0.2%
           99,500        Prospect Medical Holdings, Inc., Term B-1 Loan, 7.813%
                         (LIBOR + 550 bps), 2/22/24                                      $    100,060
                                                                                         ------------
                         Total Health Care Equipment & Services                          $    410,472
-----------------------------------------------------------------------------------------------------
                         HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                         Personal Products -- 0.3%
           99,750        Coty, Inc., USD Term Loan B, 4.531% (LIBOR + 225 bps),
                         4/7/25                                                          $     97,911
           98,492        Revlon Consumer Products Corp., Initial Term B Loan,
                         5.813% (LIBOR + 350 bps), 9/7/23                                      72,318
                                                                                         ------------
                         Total Household & Personal Products                             $    170,229
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         INSURANCE -- 0.2%
                         Life & Health Insurance -- 0.1%
           49,366        Integro Parent, Inc., First Lien Initial Term Loan,
                         8.069% (LIBOR + 575 bps), 10/31/22                              $     49,489
-----------------------------------------------------------------------------------------------------
                         Property & Casualty Insurance -- 0.1%
           49,749        USI, Inc. (fka Compass Investors, Inc.), 2017 New
                         Term Loan, 5.386% (LIBOR + 300 bps), 5/16/24                    $     49,525
                                                                                         ------------
                         Total Insurance                                                 $     99,014
-----------------------------------------------------------------------------------------------------
                         MATERIALS -- 0.8%
                         Metal & Glass Containers -- 0.3%
           47,701        Crown Holdings, Inc., Dollar Term B Loan, 4.283%
                         (LIBOR + 200 bps), 4/3/25                                       $     47,865
           74,625        IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
                         Tranche B-1 Term Loan, 6.087% (LIBOR + 375 bps),
                         9/11/23                                                               74,625
                                                                                         ------------
                                                                                         $    122,490
-----------------------------------------------------------------------------------------------------
                         Specialty Chemicals -- 0.3%
           99,500        Axalta Coating Systems Dutch Holding B BV (Axalta
                         Coating Systems US Holdings, Inc.), Term B-3 Dollar
                         Loan, 4.136% (LIBOR + 175 bps), 6/1/24                          $     99,383
           47,849        PQ Corp., Third Amendment Tranche B-1 Term Loan,
                         5.027% (LIBOR + 250 bps), 2/8/25                                      47,869
                                                                                         ------------
                                                                                         $    147,252
-----------------------------------------------------------------------------------------------------
                         Steel -- 0.2%
           49,625        Atkore International, Inc., First Lien Initial Incremental
                         Term Loan, 5.14% (LIBOR + 275 bps), 12/22/23                    $     49,718
           49,125        Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                         Term Loan, 4.623% (LIBOR + 225 bps), 6/14/21                          49,110
                                                                                         ------------
                                                                                         $     98,828
                                                                                         ------------
                         Total Materials                                                 $    368,570
-----------------------------------------------------------------------------------------------------
                         MEDIA & ENTERTAINMENT -- 0.8%
                         Advertising -- 0.2%
           99,500        Lamar Media Corp., Term B Loan, 4.063%
                         (LIBOR + 175 bps), 3/14/25                                      $     99,832
-----------------------------------------------------------------------------------------------------
                         Broadcasting -- 0.4%
           49,750        CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                         January 2018 Incremental Term Loan, 4.78%
                         (LIBOR + 250 bps), 1/25/26                                      $     49,912
           31,773(i)     CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                         October 2018 Incremental Term Loan, 1/15/26                           31,733
           99,494        Sinclair Television Group, Inc., Tranche B Term Loan,
                         4.56% (LIBOR + 175 bps), 1/3/24                                       99,556
                                                                                         ------------
                                                                                         $    181,201
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 33

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         Cable & Satellite -- 0.1%
           40,813        UPC Financing Partnership, Facility AR, 4.78%
                         (LIBOR + 250 bps), 1/15/26                                      $     40,704
-----------------------------------------------------------------------------------------------------
                         Movies & Entertainment -- 0.1%
           49,750        NVA Holdings, Inc., First Lien Term B-3 Loan, 5.052%
                         (LIBOR + 275 bps), 2/2/25                                       $     49,449
                                                                                         ------------
                         Total Media & Entertainment                                     $    371,186
-----------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY &
                         LIFE SCIENCES -- 0.3%
                         Pharmaceuticals -- 0.3%
           98,750        Endo Luxembourg Finance Co. I S.a r.l., Initial Term
                         Loan, 6.563% (LIBOR + 425 bps), 4/29/24                         $     99,202
           47,992        RPI Finance Trust, Initial Term Loan B-6, 4.386%
                         (LIBOR + 200 bps), 3/27/23                                            48,093
                                                                                         ------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences            $    147,295
-----------------------------------------------------------------------------------------------------
                         REAL ESTATE -- 0.2%
                         Specialized REIT -- 0.2%
          124,375        Iron Mountain, Inc., Incremental Term Loan B, 4.052%
                         (LIBOR + 175 bps), 1/2/26                                       $    122,924
                                                                                         ------------
                         Total Real Estate                                               $    122,924
-----------------------------------------------------------------------------------------------------
                         RETAILING -- 0.3%
                         Automotive Retail -- 0.3%
          148,619        CWGS Group LLC, Term Loan, 5.029%
                         (LIBOR + 275 bps), 11/8/23                                      $    143,665
                                                                                         ------------
                         Total Retailing                                                 $    143,665
-----------------------------------------------------------------------------------------------------
                         SEMICONDUCTORS & SEMICONDUCTOR
                         EQUIPMENT -- 0.4%
                         Semiconductors -- 0.4%
           90,433        Microchip Technology, Inc., Initial Term Loan, 4.31%
                         (LIBOR + 200 bps), 5/29/25                                      $     90,185
           99,491        Micron Technology, Inc., Term Loan, 4.06%
                         (LIBOR + 175 bps), 4/26/22                                            99,740
                                                                                         ------------
                         Total Semiconductors & Semiconductor Equipment                  $    189,925
-----------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 0.6%
                         Data Processing & Outsourced Services -- 0.2%
          100,000        First Data Corp., 2024A New Dollar Term Loan,
                         4.287% (LIBOR + 200 bps), 4/26/24                               $     99,891
-----------------------------------------------------------------------------------------------------
                         Internet Services & Infrastructure -- 0.3%
            7,959        Rackspace Hosting, Inc., First Lien Term B Loan, 5.348%
                         (LIBOR + 300 bps), 11/3/23                                      $      7,756
          153,230        Vantiv LLC (fka Fifth Third Processing Solutions LLC),
                         New Term B-4 Loan, 4.03% (LIBOR + 175 bps), 8/9/24                   153,177
                                                                                         ------------
                                                                                         $    160,933
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         IT Consulting & Other Services -- 0.1%
           24,661        Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                         Tranche B-1 Term Loan, 4.552% (LIBOR + 225 bps),
                         2/15/24                                                         $     24,716
                                                                                         ------------
                         Total Software & Services                                       $    285,540
-----------------------------------------------------------------------------------------------------
                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                         Electronic Manufacturing Services -- 0.1%
           45,657        TTM Technologies, Inc., Term Loan B, 4.756%
                         (LIBOR + 250 bps), 9/28/24                                      $     45,685
                                                                                         ------------
                         Total Technology Hardware & Equipment                           $     45,685
-----------------------------------------------------------------------------------------------------
                         TELECOMMUNICATION SERVICE -- 0.2%
                         Wireless Telecommunication Services -- 0.2%
           98,997        Sprint Communications, Inc., Initial Term Loan, 4.813%
                         (LIBOR + 250 bps), 2/2/24                                       $     98,935
                                                                                         ------------
                         Total Telecommunication Service                                 $     98,935
-----------------------------------------------------------------------------------------------------
                         TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                         (Cost $3,888,518)                                               $  3,861,522
-----------------------------------------------------------------------------------------------------
                         SUPRANATIONAL BONDS -- 0.3% of Net Assets
ARS     1,280,000        European Bank for Reconstruction & Development,
                         2/1/19                                                          $     31,447
AUD       185,000        International Bank for Reconstruction & Development,
                         5.75%, 10/21/19                                                      135,325
-----------------------------------------------------------------------------------------------------
                         TOTAL SUPRANATIONAL BONDS
                         (Cost $249,378)                                                 $    166,772
-----------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY
                         OBLIGATIONS -- 21.1% of Net Assets
           22,028        Fannie Mae, 3.0%, 5/1/31                                        $     21,636
           39,290        Fannie Mae, 3.0%, 2/1/43                                              37,520
           26,396        Fannie Mae, 3.0%, 3/1/43                                              25,206
           25,299        Fannie Mae, 3.0%, 5/1/43                                              24,155
           29,962        Fannie Mae, 3.0%, 5/1/43                                              28,590
           29,249        Fannie Mae, 3.0%, 6/1/45                                              27,851
           21,613        Fannie Mae, 3.0%, 9/1/46                                              20,468
           43,358        Fannie Mae, 3.0%, 10/1/46                                             41,057
           59,748        Fannie Mae, 3.0%, 11/1/46                                             56,572
           43,273        Fannie Mae, 3.0%, 1/1/47                                              41,150
           32,038        Fannie Mae, 3.0%, 3/1/47                                              30,333
           45,341        Fannie Mae, 3.5%, 6/1/42                                              44,537
          116,999        Fannie Mae, 3.5%, 9/1/42                                             114,925
          132,139        Fannie Mae, 3.5%, 5/1/44                                             129,592
           30,509        Fannie Mae, 3.5%, 2/1/45                                              29,851
           82,087        Fannie Mae, 3.5%, 2/1/45                                              80,502
           20,127        Fannie Mae, 3.5%, 6/1/45                                              19,676
           16,218        Fannie Mae, 3.5%, 8/1/45                                              15,855

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 35

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY
                         OBLIGATIONS -- (continued)
           40,703        Fannie Mae, 3.5%, 8/1/45                                        $     39,792
           19,558        Fannie Mae, 3.5%, 9/1/45                                              19,177
           57,285        Fannie Mae, 3.5%, 9/1/45                                              55,826
           90,550        Fannie Mae, 3.5%, 10/1/45                                             88,523
           19,757        Fannie Mae, 3.5%, 1/1/46                                              19,312
           21,783        Fannie Mae, 3.5%, 7/1/46                                              21,281
           34,595        Fannie Mae, 3.5%, 9/1/46                                              33,787
           66,539        Fannie Mae, 3.5%, 12/1/46                                             64,954
           34,131        Fannie Mae, 3.5%, 1/1/47                                              33,310
           42,035        Fannie Mae, 3.5%, 1/1/47                                              41,046
           43,555        Fannie Mae, 3.5%, 1/1/47                                              42,509
           35,375        Fannie Mae, 4.0%, 10/1/40                                             35,715
           69,271        Fannie Mae, 4.0%, 1/1/42                                              69,797
           14,578        Fannie Mae, 4.0%, 2/1/42                                              14,698
           26,565        Fannie Mae, 4.0%, 5/1/42                                              26,767
          110,170        Fannie Mae, 4.0%, 10/1/43                                            110,834
           38,861        Fannie Mae, 4.0%, 11/1/43                                             39,165
           17,309        Fannie Mae, 4.0%, 10/1/44                                             17,354
           75,936        Fannie Mae, 4.0%, 11/1/44                                             76,107
           62,436        Fannie Mae, 4.0%, 10/1/45                                             62,565
           93,380        Fannie Mae, 4.0%, 11/1/45                                             94,030
           49,155        Fannie Mae, 4.0%, 12/1/45                                             49,230
           35,928        Fannie Mae, 4.0%, 6/1/46                                              35,965
           34,808        Fannie Mae, 4.0%, 8/1/46                                              34,838
           19,977        Fannie Mae, 4.0%, 11/1/46                                             20,004
           21,248        Fannie Mae, 4.0%, 11/1/46                                             21,278
          144,530        Fannie Mae, 4.0%, 1/1/47                                             144,811
           22,217        Fannie Mae, 4.0%, 4/1/47                                              22,280
           35,517        Fannie Mae, 4.0%, 4/1/47                                              35,540
           37,949        Fannie Mae, 4.0%, 4/1/47                                              38,057
           21,643        Fannie Mae, 4.0%, 6/1/47                                              21,655
           66,517        Fannie Mae, 4.0%, 6/1/47                                              66,554
           21,566        Fannie Mae, 4.0%, 7/1/47                                              21,579
           36,785        Fannie Mae, 4.0%, 8/1/47                                              36,805
           41,738        Fannie Mae, 4.0%, 12/1/47                                             41,758
          145,778        Fannie Mae, 4.0%, 4/1/48                                             145,848
            6,178        Fannie Mae, 4.5%, 11/1/40                                              6,400
           13,677        Fannie Mae, 4.5%, 12/1/40                                             14,168
           12,422        Fannie Mae, 4.5%, 4/1/41                                              12,869
            9,541        Fannie Mae, 4.5%, 5/1/41                                               9,885
           27,151        Fannie Mae, 4.5%, 11/1/43                                             27,956
           32,445        Fannie Mae, 4.5%, 2/1/44                                              33,413
           39,245        Fannie Mae, 4.5%, 2/1/44                                              40,407

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY
                         OBLIGATIONS -- (continued)
           31,233        Fannie Mae, 4.5%, 5/1/46                                        $     32,010
           38,400        Fannie Mae, 4.5%, 2/1/47                                              39,379
           30,588        Fannie Mae, 5.0%, 8/1/31                                              31,940
           14,064        Fannie Mae, 5.0%, 6/1/40                                              14,874
            9,012        Fannie Mae, 5.5%, 10/1/35                                              9,601
          900,000        Fannie Mae, 4.0%, 11/1/47 (TBA)                                      899,965
           12,732        Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                        12,163
           14,678        Federal Home Loan Mortgage Corp., 3.0%, 1/1/43                        14,011
           29,630        Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                        28,265
           33,594        Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                        32,063
           55,064        Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                        52,553
           15,189        Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                        14,490
           21,734        Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                        20,590
           22,174        Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                       21,001
           64,394        Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                        60,999
           15,746        Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                       15,467
           83,221        Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                        81,344
          103,262        Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                      100,869
           18,178        Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                        17,760
           74,157        Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                        72,713
           31,716        Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                        30,981
           84,624        Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                        83,132
          103,654        Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                       101,490
           64,602        Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                       63,083
           99,108        Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                        99,541
           29,349        Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                        29,486
          167,111        Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                       167,634
           12,874        Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                       12,914
           19,510        Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                        19,546
           32,610        Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                        32,672
           21,181        Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                        21,241
           23,333        Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                        23,399
           42,954        Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                        43,019
           45,509        Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                        45,637
           96,558        Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                        96,703
          111,099        Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                       111,258
          203,664        Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                      203,876
          143,917        Federal Home Loan Mortgage Corp., 4.0%, 12/1/47                      144,226
           39,179        Federal Home Loan Mortgage Corp., 4.5%, 6/1/41                        40,515
           62,933        Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                        64,488
           19,531        Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                        20,607
           22,570        Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                       23,811
            3,450        Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                         3,639

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 37

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY
                         OBLIGATIONS -- (continued)
            6,446        Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                 $      6,810
           13,243        Federal Home Loan Mortgage Corp., 6.0%, 8/1/37                        14,296
           14,628        Federal Home Loan Mortgage Corp., 6.5%, 1/1/38                        16,311
           24,209        Federal Home Loan Mortgage Corp., 6.5%, 4/1/38                        26,654
           49,074        Government National Mortgage Association I, 3.5%, 11/15/41            48,474
            8,719        Government National Mortgage Association I, 3.5%, 10/15/42             8,630
           29,053        Government National Mortgage Association I, 3.5%, 8/15/46             28,565
           33,594        Government National Mortgage Association I, 4.0%, 4/15/45             33,842
           50,570        Government National Mortgage Association I, 4.0%, 6/15/45             50,914
           26,261        Government National Mortgage Association I, 4.5%, 1/15/40             27,227
           20,137        Government National Mortgage Association I, 4.5%, 9/15/40             20,855
            9,126        Government National Mortgage Association I, 4.5%, 10/15/40             9,440
           18,449        Government National Mortgage Association I, 4.5%, 7/15/41             19,097
           32,100        Government National Mortgage Association II, 3.0%, 9/20/46            30,769
           28,596        Government National Mortgage Association II, 4.5%, 9/20/41            29,748
           64,579        Government National Mortgage Association II, 4.5%, 9/20/44            65,979
           18,400        Government National Mortgage Association II, 4.5%, 10/20/44           19,131
           39,494        Government National Mortgage Association II, 4.5%, 11/20/44           41,064
          165,873        Government National Mortgage Association II, 4.5%, 4/20/48           170,303
          745,000(j)     U.S. Treasury Bills, 11/1/18                                         745,000
          120,000(j)     U.S. Treasury Bills, 11/15/18                                        119,901
          925,000(j)     U.S. Treasury Bills, 11/29/18                                        923,445
          250,000(j)     U.S. Treasury Bills, 1/24/19                                         248,684
          224,862        U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                196,505
          522,275        U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47               467,905
          239,436        U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                 222,015
          990,000        U.S. Treasury Notes, 2.875%, 10/31/23                                984,857
-----------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                         (Cost $10,635,210)                                              $ 10,308,701
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Number of                                                         Strike    Expiration
 Contracts               Description   Counterparty    Notional    Price     Date
-----------------------------------------------------------------------------------------------------
                         CURRENCY PUT OPTIONS PURCHASED -- 0.1%
        1,566,000        Put EUR       Bank of
                         Call USD      America         EUR 22,307  EUR 1.15  5/27/19     $     37,243
        1,000,000        Put EUR       Bank of
                         Call USD      America         EUR 14,987  EUR 1.15  9/23/19           26,583
                                                                                         ------------
                                                                                         $     63,826
-----------------------------------------------------------------------------------------------------
                         TOTAL CURRENCY PUT OPTIONS PURCHASED
                         (Premiums paid $37,294)                                         $     63,826
-----------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.8%
                         (Cost $50,595,166)                                              $ 48,329,475
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------
                                                           Net        Change in Net
                                                           Realized   Unrealized
                                                Dividend   Gain       Appreciation
 Shares                                         Income     (Loss)     (Depreciation)     Value
------------------------------------------------------------------------------------------------------
                         AFFILIATED ISSUER -- 3.5%
                         CLOSED-END FUND -- 3.5% of Net Assets
                         INSURANCE -- 3.5%
                         Property & Casualty Insurance -- 3.5%
          171,396        Pioneer ILS
                         Interval Fund(k)       $ 9,913    $ --       $59,710            $  1,708,822
                                                                                         ------------
                         Total Insurance                                                 $  1,708,822
-----------------------------------------------------------------------------------------------------
                         TOTAL CLOSED-END FUND
                         (Cost $1,707,478)                                               $  1,708,822
-----------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 3.5%
                         (Cost $1,707,478)                                               $  1,708,822
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Number of                                                          Strike    Expiration
Contracts                Description   Counterparty    Notional    Price     Date
-----------------------------------------------------------------------------------------------------
                         CURRENCY CALL OPTIONS WRITTEN -- (0.1%)
       (1,566,000)       Call EUR      Bank of
                         Put USD       America         EUR 22,307  EUR 1.27  5/27/19     $     (2,219)
       (1,000,000)       Call EUR      Bank of
                         Put USD       America         EUR 14,987  EUR 1.27  9/23/19           (5,118)
                                                                                         ------------
                                                                                         $     (7,337)
-----------------------------------------------------------------------------------------------------
                         TOTAL CURRENCY CALL OPTIONS WRITTEN
                         (Premiums received $(37,294))                                   $     (7,337)
-----------------------------------------------------------------------------------------------------
                         OTHER ASSETS AND LIABILITIES -- (2.2)%                          $ (1,100,630)
-----------------------------------------------------------------------------------------------------
                         NET ASSETS -- 100.0%                                            $ 48,930,330
=====================================================================================================

(1)      Securities are restricted as to resale.

bps      Basis Points.

EURIBOR  Euro Interbank Offered Rate.

FREMF    Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR    London Interbank Offered Rate.

PRIME    U.S. Federal Funds Rate.

REIT     Real Estate Investment Trust.

REMICS   Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2018, the value of these securities amounted to $9,010,587, or 18.4% of net assets.

(TBA)    "To Be Announced" Securities.

+        Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 39

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

(a)      Security is perpetual in nature and has no stated maturity date.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2018.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2018.

(d) Floating rate note. Coupon rate, reference index and spread shown at October 31, 2018.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f)      Rate to be determined.

(g)      Consists of Revenue Bonds unless otherwise indicated.

(h)      Represents a General Obligation Bond.

(i) This term loan will settle after October 31, 2018, at which time the interest rate will be determined.

(j) Security issued with a zero coupon. Income is recognized through accretion of discount.

(k) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

FORWARD FOREIGN CURRENCY CONTRACTS
---------------------------------------------------------------------------------------------------------
                                                                                           Unrealized
Currency                       Currency                                       Settlement   Appreciation
Purchased    In Exchange for   Sold       Deliver        Counterparty         Date         (Depreciation)
---------------------------------------------------------------------------------------------------------
USD               514,750      ZAR         (7,340,000)   Bank of America NA   11/30/18     $   18,366
SEK             3,358,004      EUR           (327,255)   Bank of New York     11/1/18          (3,718)
USD               277,779      MXN         (5,621,778)   Bank of New York     1/31/19           4,828
USD               281,706      GBP           (213,366)   Citibank NA          11/30/18          8,870
USD               773,286      INR        (57,076,833)   Citibank NA          12/24/18          6,433
EUR               706,426      USD           (806,359)   Goldman Sachs        11/30/18         (5,295)
                                                         International
INR            19,325,350      USD           (264,778)   Goldman Sachs        12/24/18         (5,134)
                                                         International
USD               266,884      INR        (19,960,000)   Goldman Sachs        12/24/18         (1,287)
                                                         International
USD               767,368      KRW       (856,600,000)   Goldman Sachs        11/30/18         15,826
                                                         International
CHF                82,616      USD            (86,063)   JPMorgan Chase       11/30/18         (3,915)
                                                         Bank NA
CZK            12,685,636      USD           (581,918)   JPMorgan             11/30/18        (28,364)
                                                         Chase Bank NA
JPY            86,172,460      USD           (768,588)   JPMorgan Chase       11/30/18         (4,753)
                                                         Bank NA
SEK            12,751,327      USD         (1,399,399)   JPMorgan Chase       11/30/18         (4,301)
                                                         Bank NA
USD             1,501,326      TWD        (45,870,000)   JPMorgan Chase       11/30/18         16,633
                                                         Bank NA
CHF               524,999      EUR           (461,022)   State Street Bank    12/3/18            (741)
                                                         & Trust Co.
EUR             5,276,425      USD         (6,231,654)   State Street Bank    11/30/18       (248,363)
                                                         & Trust Co.
JPY           700,019,196      USD         (6,191,500)   State Street Bank    11/30/18         13,485
                                                         & Trust Co.
SEK             3,358,004      EUR           (322,902)   State Street Bank    12/3/18           1,241
                                                         & Trust Co.
---------------------------------------------------------------------------------------------------------
 TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                  $ (220,189)
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Global Multisector Income Fund | Annual Report | 10/31/18  41

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
--------------------------------------------------------------------------------------------
Number of                                                                     Unrealized
Contracts                         Expiration    Notional       Market         Appreciation
Long            Description       Date          Amount         Value          (Depreciation)
--------------------------------------------------------------------------------------------
17              Australia         12/17/18      $  1,564,290   $  1,556,291   $    (7,999)
                10-Year Bond
 6              Canada 10-Year    12/18/18           611,732        602,073        (9,659)
                Bond
 4              Euro-Bund         12/6/18            725,712        725,305          (407)
 5              Euro BUXL         12/6/18            998,391      1,000,767         2,376
                30-Year Bond
 4              Long Gilt         12/27/18           623,709        625,344         1,635
--------------------------------------------------------------------------------------------
                                                $  4,523,834   $  4,509,780   $   (14,054)
============================================================================================

--------------------------------------------------------------------------------------------
Number of
Contracts                         Expiration    Notional       Market         Unrealized
Short           Description       Date          Amount         Value          Appreciation
--------------------------------------------------------------------------------------------
22              Euro-BOBL         12/6/18       $  3,271,791   $  3,271,791   $        --
22              U.S. 10-Year      12/19/18         2,649,875      2,605,625        44,250
                Note (CBT)
 5              U.S. 10-Year
                Ultra Bond        12/19/18           636,094        625,547        10,547
 6              U.S. Long
                Bond (CBT)        12/19/18           870,156        828,750        41,406
 2              U.S. Ultra
                Bond (CBT)        12/19/18           321,015        298,438        22,577
--------------------------------------------------------------------------------------------
                                                $  7,748,931   $  7,630,151   $   118,780
--------------------------------------------------------------------------------------------
  TOTAL FUTURES CONTRACTS                       $ (3,225,097)  $ (3,120,371)  $   104,726
============================================================================================

SWAP CONTRACT
OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACT - SELL PROTECTION
---------------------------------------------------------------------------------------------------------------
                                Obligation                 Annual
Notional                        Reference/     Pay/        Fixed   Expiration  Premiums    Unrealized    Market
Amount ($)(1)  Counterparty     Index          Receive(2)  Rate    Date        (Received)  Appreciation  Value
---------------------------------------------------------------------------------------------------------------
50,000         Morgan Stanley   Diamond
               Capital          Offshore
               Service LLC      Drilling, Inc. Receive     1.00%   12/20/19    $ (1,873)   $ 2,317       $ 444
===============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Receives Quarterly.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS      Argentine Peso

AUD      Australian Dollar

CHF      Swiss Franc

CZK      Czech Koruna

DOP      Dominican Republic Peso

EUR      Euro

GBP      Great British Pound

INR      Indian Rupee

JPY      Japanese Yen

KRW      South Korean Won

MXN      Mexican Peso

NOK      Norwegian Krone

NZD      New Zealand Dollar

SEK      Swedish Krona

TWD      Taiwan Dollar

UYU      Uruguayan Peso

ZAR      South African Rand

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2018, were as follows:

--------------------------------------------------------------------------------
                                         Purchases                 Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                $  2,848,593              $  3,129,583
Other Long-Term Securities               $ 38,981,803              $ 33,201,133

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser, serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2018, the Fund engaged in purchases of $0 and sales of $173,062 pursuant to these procedures, which resulted in a net realized loss of $1,427.

At October 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $52,144,492 was as follows:

        Aggregate gross unrealized appreciation for all investments in
           which there is an excess of value over tax cost                     $     822,965

        Aggregate gross unrealized depreciation for all investments in
           which there is an excess of tax cost over value                        (3,051,516)
                                                                                ------------
        Net unrealized depreciation                                             $ (2,228,551)
                                                                                ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 43

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund's investments.

-------------------------------------------------------------------------------------------=
                                          Level 1     Level 2        Level 3   Total
--------------------------------------------------------------------------------------------
Convertible Preferred Stocks              $ 570,966   $         --   $     --  $    570,966
Asset Backed Securities                          --        211,741         --       211,741
Collateralized Mortgage Obligations              --      3,294,292         --     3,294,292
Corporate Bonds                                  --     17,061,892         --    17,061,892
Foreign Government Bonds                         --     11,982,284         --    11,982,284
Insurance-Linked Securities
  Reinsurance Sidecars
     Multiperil - Worldwide                      --             --     87,326        87,326
Municipal Bonds                                  --        720,153         --       720,153
Senior Secured Floating Rate
  Loan Interests                                 --      3,861,522         --     3,861,522
Supranational Bonds                              --        166,772         --       166,772
U.S. Government and
  Agency Obligations                             --     10,308,701         --    10,308,701
Closed-End Fund
  Insurance
     Property & Casualty Insurance               --      1,708,822         --     1,708,822
Currency Put Options Purchased                   --         63,826         --        63,826
--------------------------------------------------------------------------------------------
Total Investments in Securities           $ 570,966   $ 49,380,005   $ 87,326  $ 50,038,297
============================================================================================
Other Financial Instruments
  Currency Call Options Written           $      --   $     (7,337)  $     --  $     (7,337)
  Net unrealized depreciation on
     forward foreign currency contracts          --       (220,189)        --      (220,189)
  Net unrealized appreciation on
     futures contracts                      104,726             --         --       104,726
  Swap contracts, at value                       --            444         --           444
--------------------------------------------------------------------------------------------
Total Other Financial Instruments         $ 104,726   $   (227,082)  $     --   $  (122,356)
============================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------
                                                      Insurance-
                                                      Linked
                                                      Securities     Total
-------------------------------------------------------------------------------
Balance as of 10/31/17                                $ 103,022(a)   $ 103,022
Realized gain (loss)(1)                                  (3,000)        (3,000)
Change in unrealized appreciation (depreciation)(2)      (3,684)        (3,684)
Accrued discounts/premiums                                   --             --
Purchases                                                80,000         80,000
Sales                                                   (89,012)       (89,012)
Transfer in to Level 3*                                      --             --
Transfer out of Level 3*                                     --             --
-------------------------------------------------------------------------------
Balance as of 10/31/18                                $ 87,326        $ 87,326
===============================================================================

(a) Securities were classified as Corporate Bonds on the October 31, 2017 financial statements.

(1)  Realized gain (loss) on these securities is included in net realized gain
     (loss) on investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. For the year ended October 31, 2018, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of Level 3
     investments still held and considered Level 3 at October 31, 2018:         $ (1,945)
                                                                                ---------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 45

Statement of Assets and Liabilities | 10/31/18

ASSETS:
  Investments in unaffiliated securities, at value (cost $50,595,166)       $ 48,329,475
  Investments in affiliated securities, at value (cost $1,707,478)             1,708,822
  Cash                                                                           398,951
  Foreign currencies, at value (cost $381,494)                                   379,792
  Futures collateral                                                             195,550
  Due from broker                                                                 25,360
  Variation margin for futures contracts                                           7,805
  Net unrealized appreciation on futures contracts                               104,726
  Swap contracts, at value (net premiums received $(1,873))                          444
  Receivables --
     Investment securities sold                                                1,053,886
     Fund shares sold                                                             20,232
     Interest                                                                    405,978
     Due from the Adviser                                                         32,014
  Other assets                                                                    22,843
-----------------------------------------------------------------------------------------
        Total assets                                                        $ 52,685,878
=========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                        $  3,152,407
     Fund shares repurchased                                                      46,094
     Distributions                                                                43,968
     Trustees' fees                                                                  717
  Due to broker for futures                                                      105,286
  Written options outstanding (net premiums received $(37,294))                    7,337
  Net unrealized depreciation on forward foreign currency contracts              220,189
  Due to affiliates                                                               10,239
  Accrued expenses                                                               169,311
-----------------------------------------------------------------------------------------
        Total liabilities                                                   $  3,755,548
=========================================================================================
NET ASSETS:
  Paid-in capital                                                           $ 51,215,724
  Distributable earnings (loss)                                               (2,285,394)
-----------------------------------------------------------------------------------------
        Net assets                                                          $ 48,930,330
=========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $18,954,265/1,895,028 shares)                           $      10.00
  Class C (based on $8,781,059/875,422 shares)                              $      10.03
  Class Y (based on $21,195,006/2,102,846 shares)                           $      10.08
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $10.00 net assets value per
     share/100%-4.50% maximum sales charge)                                 $      10.47
=========================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Statement of Operations

FOR THE YEAR ENDED 10/31/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of foreign taxes
     withheld $31,149)                                                     $  2,014,763
  Dividends from unaffiliated issuers                                            31,788
  Dividends from affiliated issuers                                               9,913
----------------------------------------------------------------------------------------------------------
         Total investment income                                                             $  2,056,464
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                          $    293,731
  Administrative expense                                                         62,142
  Transfer agent fees
     Class A                                                                    167,049
     Class C                                                                      3,529
     Class Y                                                                     21,936
  Distribution fees
     Class A                                                                     65,462
     Class C                                                                     97,559
  Shareowner communications expense                                               6,940
  Custodian fees                                                                 82,628
  Registration fees                                                              52,589
  Professional fees                                                              70,184
  Printing expense                                                               14,351
  Pricing fees                                                                   58,879
  Trustees' fees                                                                  7,281
  Insurance expense                                                                 625
  Miscellaneous                                                                  33,972
----------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $  1,038,857
     Less fees waived and expenses reimbursed
         by the Adviser                                                                          (399,083)
----------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $    639,774
----------------------------------------------------------------------------------------------------------
        Net investment income                                                                $  1,416,690
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                   $   (945,291)
     Written options                                                            (17,569)
     Forward foreign currency contracts                                        (706,008)
     Futures contracts                                                          245,608
     Swap contracts                                                              18,109
     Other assets and liabilities denominated in foreign currencies            (113,264)     $ (1,518,415)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                   $ (3,203,051)
     Investments in affiliated issuers                                           59,710
     Written options                                                             29,957
     Forward foreign currency contracts                                        (196,214)
     Futures contracts                                                           22,461
     Swap contracts                                                              (5,699)
     Other assets and liabilities denominated in foreign currencies              (5,993)     $ (3,298,829)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                     $ (4,817,244)
----------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                       $ (3,400,554)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 47

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Year Ended          Year Ended
                                                                10/31/18            10/31/17
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $   1,416,690       $   1,240,195
Net realized gain (loss) on investments                            (1,518,415)           (167,429)
Change in net unrealized appreciation (depreciation)
  on investments                                                   (3,298,829)          1,013,395
--------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                         $  (3,400,554)      $   2,086,161
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:*
  Class A ($0.05 and $0.25 per share, respectively)             $    (114,781)      $    (503,313)
  Class C ($0.04 and $0.16 per share, respectively)                   (35,907)           (129,912)
  Class Y ($0.06 and $0.28 per share, respectively)                   (78,523)           (394,156)
Tax return of capital:
  Class A ($0.19 and $0.04 per share, respectively)                  (469,180)            (83,787)
  Class C ($0.11 and $0.04 per share, respectively)                  (102,276)            (34,110)
  Class Y ($0.21 and $0.04 per share, respectively)                  (568,688)            (58,205)
--------------------------------------------------------------------------------------------------
        Total distributions to shareowners                      $  (1,369,355)       $ (1,203,483)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                               $  78,877,441        $ 32,624,032
Reinvestment of distributions                                         735,353             425,141
Cost of shares repurchased                                        (73,833,356)        (14,727,405)
--------------------------------------------------------------------------------------------------
  Net increase in net assets from Fund share transactions       $   5,779,438       $  18,321,768
--------------------------------------------------------------------------------------------------
     Net increase in net assets                                 $   1,009,529       $  19,204,446
NET ASSETS:**
Beginning of year                                               $  47,920,801       $  28,716,355
--------------------------------------------------------------------------------------------------
End of year                                                     $  48,930,330       $  47,920,801
==================================================================================================
*    For the year ended October 31, 2017 distributions to shareowners were presented as follows:
Net investment income:
  Class A ($0.19 per share)                                                         $    (379,152)
  Class C ($0.10 per share)                                                               (77,730)
  Class Y ($0.22 per share)                                                              (311,287)
Net realized gain:
  Class A ($0.06 per share)                                                         $    (124,161)
  Class C ($0.06 per share)                                                               (52,182)
  Class Y ($0.06 per share)                                                               (82,869)

** For the year ended October 31, 2017 Distributions in excess of net investment income was presented as follows: $(61,861)

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------
                               Year Ended      Year Ended         Year Ended      Year Ended
                               10/31/18        10/31/18           10/31/17        10/31/17
                               Shares          Amount             Shares          Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                     1,975,874      $  21,070,396       1,332,849      $ 13,903,813
Reinvestment of distributions      32,537            341,157          30,403           321,073
Less shares repurchased        (2,286,732)       (23,964,912)       (471,394)       (4,975,818)
-----------------------------------------------------------------------------------------------
     Net increase
        (decrease)               (278,321)     $  (2,553,359)        891,858      $  9,249,068
===============================================================================================
Class C
Shares sold                       782,897      $   8,390,073         621,101      $  6,507,819
Reinvestment of distributions       4,183             44,184           5,130            54,428
Less shares repurchased          (845,759)        (9,033,239)       (103,349)       (1,099,330)
-----------------------------------------------------------------------------------------------
     Net increase
        (decrease)                (58,679)     $    (598,982)        522,882      $  5,462,917
===============================================================================================
Class Y
Shares sold                     4,588,417      $  49,416,972       1,159,480      $ 12,212,400
Reinvestment of distributions      32,990            350,012           4,636            49,640
Less shares repurchased        (3,874,730)       (40,835,205)       (815,102)       (8,652,257)
-----------------------------------------------------------------------------------------------
     Net increase                 746,677      $   8,931,779         349,014       $ 3,609,783
===============================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 49

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year          Year          Year          Year
                                                              Ended         Ended         Ended         Ended         Ended
                                                              10/31/18      10/31/17      10/31/16*     10/31/15*     10/31/14*
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $  10.70      $  10.60      $  10.40      $  10.91      $  10.98
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $   0.24(a)   $   0.30(a)   $   0.31(a)   $   0.31(a)   $   0.38
  Net realized and unrealized gain (loss) on investments         (0.70)         0.09          0.25         (0.41)        (0.04)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  (0.46)     $   0.39      $   0.56      $  (0.10)     $   0.34
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $  (0.05)     $  (0.19)     $  (0.28)     $  (0.31)     $  (0.35)
  Net realized gain                                                 --         (0.06)           --         (0.10)        (0.06)
  Tax return of capital                                          (0.19)        (0.04)        (0.08)           --            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.24)     $  (0.29)     $  (0.36)     $  (0.41)     $  (0.41)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.70)     $   0.10      $   0.20      $  (0.51)     $  (0.07)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  10.00      $  10.70      $  10.60      $  10.40      $  10.91
===============================================================================================================================
Total return (b)                                                 (4.41)%        3.75%         5.59%        (1.00)%        3.16%
Ratio of net expenses to average net assets                       1.00%         1.00%         1.00%         1.00%         1.01%
Ratio of net investment income (loss) to average net assets       2.31%         2.83%         2.99%         2.87%         3.57%
Portfolio turnover rate                                             64%           70%           37%           34%           51%
Net assets, end of period (in thousands)                      $ 18,954      $ 23,252      $ 13,579      $ 12,737      $ 11,601
Ratios with no waiver of fees and assumption of
expenses by the Adviser and no reduction for
  fees paid indirectly:
  Total expenses to average net assets                            1.99%         2.13%         2.67%         2.67%         2.52%
  Net investment income (loss) to average net assets              1.32%         1.70%         1.32%         1.20%         2.06%
===============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year          Year          Year          Year
                                                              Ended         Ended         Ended         Ended         Ended
                                                              10/31/18      10/31/17      10/31/16*     10/31/15*     10/31/14*
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $ 10.73       $  10.63      $ 10.43       $ 10.94       $ 11.01
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $  0.16(a)    $   0.21(a)   $  0.22(a)    $  0.21(a)    $  0.29
  Net realized and unrealized gain (loss) on investments        (0.71)          0.09         0.25         (0.41)        (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ (0.55)      $   0.30      $  0.47       $ (0.20)      $  0.24
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $ (0.04)      $  (0.10)     $ (0.19)      $ (0.21)      $ (0.25)
  Net realized gain                                                --          (0.06)          --         (0.10)        (0.06)
  Tax return of capital                                         (0.11)         (0.04)       (0.08)           --            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.15)      $  (0.20)     $ (0.27)      $ (0.31)      $ (0.31)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (0.70)      $   0.10      $  0.20       $ (0.51)      $ (0.07)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 10.03       $  10.73      $ 10.63       $ 10.43       $ 10.94
===============================================================================================================================
Total return (b)                                                (5.19)%         2.88%        4.67%        (1.87)%        2.24%
Ratio of net expenses to average net assets                      1.81%          1.81%        1.90%         1.90%         1.91%
Ratio of net investment income (loss) to average net assets      1.53%          2.00%        2.10%         1.96%         2.67%
Portfolio turnover rate                                            64%            70%          37%           34%           51%
Net assets, end of period (in thousands)                      $ 8,781       $ 10,024      $ 4,370       $ 4,113       $ 4,156
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          2.14%          2.21%        2.53%         2.56%         2.71%
   Net investment income (loss) to average net assets            1.20%          1.60%        1.46%         1.30%         1.87%
===============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 51

-------------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year          Year          Year          Year
                                                              Ended         Ended         Ended         Ended         Ended
                                                              10/31/18      10/31/17      10/31/16*     10/31/15*     10/31/14*
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $  10.80      $  10.69      $  10.50      $  11.00      $  11.07
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $   0.26(a)   $   0.33(a)   $   0.34(a)   $   0.33(a)   $   0.42
  Net realized and unrealized gain (loss) on investments         (0.71)         0.10          0.24         (0.39)        (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  (0.45)     $   0.43      $   0.58      $  (0.06)     $   0.37
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $  (0.06)     $  (0.22)     $  (0.31)     $  (0.34)     $  (0.38)
  Net realized gain                                                 --         (0.06)           --         (0.10)        (0.06)
  Tax return of capital                                          (0.21)        (0.04)        (0.08)           --            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.27)     $  (0.32)     $  (0.39)     $  (0.44)     $  (0.44)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.72)     $   0.11      $   0.19      $  (0.50)     $  (0.07)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  10.08      $  10.80      $  10.69      $  10.50      $  11.00
===============================================================================================================================
Total return (b)                                                 (4.29)%        4.10%         5.73%        (0.62)%        3.42%
Ratio of net expenses to average net assets                       0.75%         0.75%         0.75%         0.75%         0.76%
Ratio of net investment income (loss) to average net assets       2.46%         3.10%         3.24%         3.12%         3.81%
Portfolio turnover rate                                             64%           70%           37%           34%           51%
Net assets, end of period (in thousands)                      $ 21,195      $ 14,645      $ 10,767      $ 12,178      $ 12,525
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.14%         1.17%         1.41%         1.39%         1.50%
   Net investment income (loss) to average net assets             2.07%         2.68%         2.59%         2.48%         3.07%
===============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Notes to Financial Statements | 10/31/18

1.   Organization and Significant Accounting Policies

Pioneer Global Multisector Income Fund (the "Fund") is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class T and Class Y shares. Class K and Class T shares had not commenced operations as of October 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the SEC released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 53 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

54 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 55

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At October 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

56 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

     All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 57

     At October 31, 2018, the Fund reclassified $550,079 to decrease distributions in excess of earnings and $550,079 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017, were as follows:

---------------------------------------------------------------------------------
                                                      2018                 2017
---------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                          $         --          $    881,209
     Distribution in excess                        229,211                    --
     Long-term capital gain                             --               146,172
     Return of capital                           1,140,144               176,102
---------------------------------------------------------------------------------
        Total                                  $ 1,369,355          $  1,203,483
=================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2018:

---------------------------------------------------------------------------------
                                                                           2018
---------------------------------------------------------------------------------
      Distributable earnings:
      Current year dividend payable                                 $    (43,968)
      Unrealized depreciation                                         (2,241,426)
---------------------------------------------------------------------------------
          Total                                                     $ (2,285,394)
=================================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the adjustments related to sidecars, the mark-to-market of forward, swaps and futures contracts, and interest accruals on preferred stock.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $790 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2018.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

58 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 59 plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

     The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance-Linked Securities ("ILS")

     The Fund invests in event-linked and other ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

60 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

     Additionally, the Fund may gain exposure to ILS by investing in a closed end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund's investment in Pioneer ILS Interval Fund at October 31, 2018 is listed in the Schedule of Investments.

I.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 61 or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     The average market value of purchased options contracts open during the year ended October 31, 2018 was $17,728. Open purchased options at October 31, 2018 are listed in the Fund's Schedule of Investments.

J.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average market value of written options for the year ended October 31, 2018 was $(7,438). Open written options contracts at October 31, 2018 are listed in the Fund's Schedule of Investments.

K.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

62 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

     At October 31, 2018, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

     The average market value of forward foreign currency contracts open during the year ended October 31, 2018, was $6,822,987. Forward foreign currency contracts outstanding at October 31, 2018, are listed in the Schedule of Investments.

L.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

     The average market value of contracts open during the year ended October 31, 2018, was $(4,889,991). Open futures contracts outstanding at October 31, 2018 are listed in the Schedule of Investments.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 63

M.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection

64 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     The average market value of credit default swap contracts open during the year ended October 31, 2018 was $20,122. Open credit default swap contracts at October 31, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% of the of the Fund's average daily net assets over $1 billion. Prior to August 1, 2018, management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets. For the year ended October 31, 2018, the effective management fee was equivalent to 0.47% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 65

Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended October 31, 2018, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,377 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $ 3,785
Class C                                                                    1,659
Class Y                                                                    1,496
--------------------------------------------------------------------------------
  Total                                                                  $ 6,940
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the

66 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,862 in distribution fees payable to the Distributor at October 31, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2018, CDSCs in the amount of $9,382 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds'), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a credit facility that is in the amount of $250 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2018, the Fund had no borrowings under the credit facility.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 67

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2018.

68 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

--------------------------------------------------------------------------------------------------------
                        Derivative
                        Assets
                        Subject to        Derivatives    Non-Cash        Cash            Net Amount
                        Master Netting    Available      Collateral      Collateral      of Derivative
 Counterparty           Agreement         for Offset     Received (a)    Received (a)    Assets (b)
--------------------------------------------------------------------------------------------------------
Bank of America NA      $  82,192         $  (7,337)     $ --            $ --            $ 74,855
Bank of New York            4,828            (3,718)       --              --               1,110
Citibank NA                15,303                --        --              --              15,303
Goldman Sachs
  International            15,826           (11,716)       --              --               4,110
JPMorgan Chase
   Bank NA                 16,633           (16,633)       --              --                  --
Morgan Stanley
  Capital Services LLC      2,317                --        --              --               2,317
State Street Bank &
  Trust Co.                14,726           (14,726)       --              --                  --
--------------------------------------------------------------------------------------------------------
   Total                $ 151,825         $ (54,130)     $ --            $ --            $ 97,695
========================================================================================================

--------------------------------------------------------------------------------------------------------
                        Derivative
                        Liabilities
                        Subject to        Derivatives    Non-Cash        Cash            Net Amount
                        Master Netting    Available      Collateral      Collateral      of Derivative
 Counterparty           Agreement         for Offset     Pledged (a)     Pledged (a)     Liabilities (c)
--------------------------------------------------------------------------------------------------------
Bank of America NA      $   7,337         $  (7,337)     $ --            $ --            $      --
Bank of New York            3,718            (3,718)       --              --                   --
Citibank NA                    --                --        --              --                   --
Goldman Sachs
  International            11,716           (11,716)       --              --                   --
JPMorgan Chase
  Bank NA                  41,333           (16,633)       --              --               24,700
Morgan Stanley
  Capital Services LLC         --                --        --              --                   --
State Street Bank &
  Trust Co.               249,104           (14,726)       --              --              234,378
--------------------------------------------------------------------------------------------------------
  Total                 $ 313,208         $ (54,130)     $ --            $ --            $ 259,078
========================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 69

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

------------------------------------------------------------------------------------------------
                                                               Foreign
Statement of Assets                   Interest      Credit     Exchange      Equity    Commodity
and Liabilities                       Rate Risk     Risk       Rate Risk     Risk      Risk
------------------------------------------------------------------------------------------------
Assets
  Currency put options purchased*     $      --     $     --   $   63,826    $ --      $ --
  Net unrealized appreciation on
     futures contracts                  104,726           --           --      --        --
  Swap contracts, at value                   --          444           --      --        --
------------------------------------------------------------------------------------------------
  Total Value                         $ 104,726     $    444   $   63,826    $ --      $ --
================================================================================================

------------------------------------------------------------------------------------------------
                                                               Foreign
Statement of Assets                   Interest      Credit     Exchange      Equity    Commodity
and Liabilities                       Rate Risk     Risk       Rate Risk     Risk      Risk
------------------------------------------------------------------------------------------------
Liabilities
  Written options outstanding         $      --     $     --   $    7,337    $ --      $ --
  Net unrealized depreciation on
     forward foreign
     currency contracts                      --           --      220,189      --        --
------------------------------------------------------------------------------------------------
  Total Value                         $      --     $     --   $  227,526    $ --      $ --
================================================================================================

* Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.

70 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2018 was as follows:

------------------------------------------------------------------------------------------------
                                                               Foreign
Statement of                          Interest      Credit     Exchange      Equity    Commodity
Operations                            Rate Risk     Risk       Rate Risk     Risk      Risk
------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Currency put options purchased*     $      --     $     --   $   43,135    $ --      $ --
  Written options                            --           --      (17,569)     --        --
  Forward foreign
     currency contracts                      --           --     (706,008)     --        --
  Futures contracts                     245,608           --           --      --        --
  Swap contracts                             --       18,109           --      --        --
------------------------------------------------------------------------------------------------
  Total Value                         $ 245,608     $ 18,109   $ (680,442)   $ --      $ --
================================================================================================
Change in net unrealized
  appreciation (depreciation) on:
  Currency put options purchased**    $      --     $     --   $   26,532    $ --      $ --
  Written options                            --           --       29,957      --        --
  Forward foreign
     currency contracts                      --           --     (196,214)     --        --
  Futures contracts                      22,461           --           --      --        --
  Swap contracts                             --       (5,699)          --      --        --
------------------------------------------------------------------------------------------------
  Total Value                         $  22,461     $ (5,699)  $ (139,725)   $ --      $ --
================================================================================================

*    Reflects the net realized gain (loss) on purchased option contracts (see
     Note 1I.). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the statements of operations.

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareholders of Pioneer Global Multisector Income Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global Multisector Income Fund (the "Fund") (one of the funds constituting the Pioneer Series Trust VII (the "Trust")) as of October 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended October 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended October 31, 2014, October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

72 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
December 21, 2018

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 73

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

74 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 75

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Global Multisector Income Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

76 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 77

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

78 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 79

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

80 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 81

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)        Trustee since 2007.   Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the             Serves until a        present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
Board and Trustee           successor trustee is  Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                            elected or earlier    Inc. (technology products for securities lending  processing provider for
                            retirement or         industry); and Senior Executive Vice President,   financial services industry)
                            removal.              The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)          Trustee since 2007.   Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                     Serves until a        (corporate advisory services company) (1997 -     Trust(publicly-traded mortgage
                            successor trustee is  2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                            elected or earlier    Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                            retirement or         (privately held research and consulting company)  Helvetia Fund, Inc. (closed-
                            removal.              (2010); Executive Vice President and Chief        end fund) (2010 - 2017);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - 2015); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985
                                                  Lehman Brothers (1992 - 1995); and Executive,     - 2010)
                                                  The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)   Trustee since 2008.   William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                     Serves until a        Economy, Harvard University (1972 - present)      Funds Investment Trust and
                            successor trustee is                                                    Mellon Institutional Funds
                            elected or earlier                                                      Master Portfolio (oversaw 17
                            retirement or                                                           portfolios in fund complex)
                            removal.                                                                (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

82 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)   Trustee since 2007.   Founding Director, Vice-President and Corporate   None
Trustee                     Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                            successor trustee is  firm) (1982 - present); Desautels Faculty of
                            elected or earlier    Management, McGill University (1999 - 2017); and
                            retirement or         Manager of Research Operations and
                            removal.              Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)    Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                     (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                            from 2014 - 2017)     present); Vice President - International
                            Serves until a        Investments Group, American International Group,
                            successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                            elected or earlier    President - Corporate Finance and Treasury
                            retirement or         Group, Citibank, N.A. (1980 - 1986 and 1990 -
                            removal.              1993); Vice President - Asset/Liability
                                                  Management Group, Federal Farm Funding
                                                  Corporation (government-sponsored issuer of debt
                                                  securities) (1988 - 1990); Mortgage Strategies
                                                  Group, Shearson Lehman Hutton, Inc. (investment
                                                  bank) (1987 - 1988); and Mortgage Strategies
                                                  Group, Drexel Burnham Lambert, Ltd. (investment
                                                  bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)    Trustee since 2007.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                     Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                            successor trustee is  present)                                          investment company) (2004 -
                            elected or earlier                                                      present); and Member, Board of
                            retirement or                                                           Governors, Investment Company
                            removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)      Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                     Serves until a        present); Executive Vice President, BNY Mellon
                            successor trustee is  (financial and investment company services)
                            elected or earlier    (1969 - 2012); Director, BNY International
                            retirement or         Financing Corp. (financial services) (2002 -
                            removal.              2012); and Director, Mellon Overseas Investment
                                                  Corp. (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 83

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*         Trustee since 2017.   Director, CEO and President of Amundi Pioneer     None
Trustee, President and      Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer     successor trustee is  2014); Director, CEO and President of Amundi
                            elected or earlier    Pioneer Asset Management, Inc. (since September
                            retirement or         2014); Director, CEO and President of Amundi
                            removal               Pioneer Distributor, Inc. (since September
                                                  2014); Director, CEO and President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since September 2014); Chair, Amundi Pioneer
                                                  Asset Management USA, Inc., Amundi Pioneer
                                                  Distributor, Inc. and Amundi Pioneer
                                                  Institutional Asset Management, Inc. (September
                                                  2014 - 2018); Managing Director, Morgan Stanley
                                                  Investment Management (2010 - 2013); and
                                                  Director of Institutional Business, CEO of
                                                  International, Eaton Vance Management (2005 -
                                                  2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*     Trustee since 2014.   Director and Executive Vice President (since      None
Trustee                     Serves until a        2008) and Chief Investment Officer, U.S. (since
                            successor trustee is  2010) of Amundi Pioneer Asset Management USA,
                            elected or earlier    Inc.; Executive Vice President and Chief
                            retirement or         Investment Officer, U.S. of Amundi Pioneer
                            removal               (since 2008); Executive Vice President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of Amundi
                                                  Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

84 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)  Since 2007. Serves    Vice President and Associate General Counsel of   None
Secretary and               at the discretion of  Amundi Pioneer since January 2008; Secretary and
Chief Legal Officer         the Board             Chief Legal Officer of all of the Pioneer Funds
                                                  since June 2010; Assistant Secretary of all of
                                                  the Pioneer Funds from September 2003 to May
                                                  2010; and Vice President and Senior Counsel of
                                                  Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)      Since 2010. Serves    Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary         at the discretion of  December 2006 and Assistant Secretary of all the
                            the Board             Pioneer Funds since June 2010; Manager - Fund
                                                  Governance of Amundi Pioneer from December 2003
                                                  to November 2006; and Senior Paralegal of Amundi
                                                  Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)           Since 2010. Serves    Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary         at the discretion of  and Assistant Secretary of all the Pioneer Funds
                            the Board             since June 2010; and Counsel of Amundi Pioneer
                                                  from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)        Since 2008. Serves    Vice President - Fund Treasury of Amundi          None
Treasurer and               at the discretion of  Pioneer; Treasurer of all of the Pioneer Funds
Chief Financial and         the Board             since March 2008; Deputy Treasurer of Amundi
Accounting Officer                                Pioneer from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer Funds
                                                  from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)       Since 2007. Serves    Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer         at the discretion of  Assistant Treasurer of all of the Pioneer Funds
                            the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)          Since 2007. Serves    Senior Manager - Fund Treasury of Amundi          None
Assistant Treasurer         at the discretion of  Pioneer; and Assistant Treasurer of all of the
                            the Board             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 85

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)       Since 2009. Serves    Senior Manager - Fund Treasury of Amundi Pioneer  None
Assistant Treasurer         at the discretion of  since November 2008; Assistant Treasurer of all
                            the Board             of the Pioneer Funds since January 2009; and
                                                  Client Service Manager - Institutional Investor
                                                  Services at State Street Bank from March 2003 to
                                                  March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (47)            Since 2018. Serves    Managing Director, Chief Compliance Officer of    None
Chief Compliance Officer    at the discretion of  Amundi Pioneer Asset Management; Amundi Pioneer
                            the Board             Institutional Asset Management, Inc.; and the
                                                  Pioneer Funds since September 2018; and Chief
                                                  Compliance Officer of Amundi Pioneer
                                                  Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)        Since 2007. Serves    Vice President - Investor Services Group of       None
Anti-Money Laundering       at the discretion of  Amundi Pioneer and Anti-Money Laundering Officer
Officer                     the Board             of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

86 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18
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                          This page is for your notes.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 87

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88 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18
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            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 89

                          This page is for your notes.

90 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

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            Pioneer Global Multisector Income Fund | Annual Report | 10/31/18 91

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92 Pioneer Global Multisector Income Fund | Annual Report | 10/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292
FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321
Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)


Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com


Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 22520-10-1218

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $80,000 payable to Ernst & Young LLP for the year ended
October 31, 2018 and $70,000
for the year ended October 31, 2017.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $20,230
payable to Ernst & Young LLP for the year ended
October 31, 2018 and $20,230
for the year ended October 31, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


There were no other fees in 2018 or 2017.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31 2018 and 2017, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $20,230 payable to Ernst & Young LLP for the year ended
October 31, 2018 and $20,230 for the year ended October 31, 2017.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 11, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 11, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 11, 2019

* Print the name and title of each signing officer under his or her signature.